                       CONVERSION APPRAISAL UPDATE REPORT

                          HOME BANCORP OF ELGIN, INC.

                          PROPOSED HOLDING COMPANY FOR
               HOME FEDERAL SAVINGS AND LOAN ASSOCIATION OF ELGIN
                                ELGIN, ILLINOIS

                                  DATED AS OF:
                                 JULY 19, 1996



                                  PREPARED BY:

                               RP FINANCIAL, LC.
                            1700 NORTH MOORE STREET
                                   SUITE 2210
                           ARLINGTON, VIRGINIA  22209

                                                                    EXHIBIT 99.3
                       [LETTERHEAD OF RP FINANCIAL,LC.]



                                                        July 19, 1996



Board of Directors
Home Federal Savings and Loan Association
 of Elgin
16 North Spring Street
Elgin, Illinois  60120

Gentlemen:

     We have completed and hereby provide an updated appraisal of the estimated pro forma market value of the common stock of Home Federal Savings and Loan Association of Elgin, Elgin, Illinois ("Home Federal" or the "Association"). The stock will be issued in connection with the Association's Plan of Conversion, by which the Association will convert from the mutual-to-stock form of organization, and simultaneously issue its shares to a newly-organized holding company, Home Bancorp of Elgin, Inc. ("Home Bancorp" or the "Holding Company"). This appraisal update is being furnished to the Office of Thrift Supervision, Washington, D.C. ("OTS"). Our original appraisal report, dated June 7, 1996 (the "original appraisal") is incorporated herein by reference. As in the preparation of our original appraisal, we believe the data and information used herein is reliable; however, we cannot guarantee the accuracy and completeness of such information.

     This updated appraisal reflects the following noteworthy items: (1) a review of recent developments in the Association's financial condition, including updated financial data through June 30, 1996; (2) an updated comparison of Home Federal's financial condition and operating results versus the Peer Group companies identified in the original appraisal; and (3) a review of stock market conditions since the original appraisal date, along with updated stock prices as of July 19, 1996.

     Pro forma market value is defined as the price at which Home Federal's stock immediately upon its conversion from a mutual to a stock institution would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of relevant facts.

     Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of the common stock. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to buy or sell such shares at prices related to the foregoing valuation of the pro forma market value thereof. RP Financial is not a seller of securities within the meaning of any federal and state securities laws and any report prepared by RP Financial shall not be used as an offer or solicitation with respect to the purchase or sale of any securities. RP Financial maintains a policy which prohibits the company, its principals or employees from purchasing stock of its client institutions.

Discussion of Relevant Considerations
- -------------------------------------

     1.   Financial Results
          -----------------

          Table 1 presents summary balance sheet and income statement details for the twelve months ended March 31, 1996 and updated unaudited financial information through June 30, 1996. The overall composition of Home Federal's June 30, 1996 balance sheet was comparable to the March 31, 1996 data, with

RP Financial, LC.
Board of Directors
July 19, 1996
Page 2



the Association posting a modest decline in assets during the quarter. Updated reported earnings for the Association showed a fairly significant decline, which was largely attributable to a non-recurring expense associated with the termination of Home Federal's current pension plan. On a recurring earnings basis, the Association's updated earnings were slightly lower.

          Home Federal's total assets declined by $6.3 million, or 2.1 percent, from March 31, 1996 to June 30, 1996, with the shrinkage consisting mostly of liquidity. To a lesser extent, declines were recorded in loans, investments and mortgage-backed securities. Overall, the concentration of loans comprising total assets increased from 86.1 percent to 87.8 percent as of March 31, 1996 and June 30, 1996, respectively, while the cash and investments ratio (including FHLB stock) declined from 10.7 percent to 8.9 percent of assets over the same time period. Home Federal's balance of mortgage-backed securities was nominal for both periods shown in Table 1. Limited credit risk exposure continued to indicated by the Association's updated credit quality measures, with non-performing assets amounting to 0.49 percent of assets at June 30, 1996. Similarly, Home Federal's non-performing assets-to-assets ratio equaled 0.47 percent at March 31, 1996.

          Home Federal's deposits declined by $5.9 million during the quarter ended June 30, 1996, and remained the only interest-bearing source of funds utilized by the Association. The deposit shrinkage was funded by the Association's liquidity. Home Federal's equity was slightly lower as the result of the net loss recorded during the quarter ended June 30, 1996; however, due to the asset shrinkage, the Association's equity-to-assets ratio increased from
12.1 percent at March 31, 1996 to 12.4 percent at June 30, 1996.

          Home Federal's operating results for the twelve months ended March 31, 1996 and June 30, 1996 are also set forth in Table 1. Updated earnings for the Association were lower, based on comparative ratios of 0.71 percent and 0.51 percent of average assets for the twelve months ended March 31, 1996 and June 30, 1996, respectively. Most of the decline in the Association's earnings was attributable to the one time expense resulting from the termination of Home Federal's defined benefit plan, which resulted in a pension curtailment expense of $837,000. In terms of Home Federal's core or recurring earnings, the Association's updated earnings exhibited a slight decline. The decline in core earnings stemmed from lower net interest income and higher operating expenses, which were partially negated by an increase in non-interest operating income.

          The modest decline exhibited in the Association's updated net interest margin was the result of a more notable increase in the interest expense ratio relative to the interest income ratio. Home Federal's lower net margin paralleled the narrowing of its yield-cost spread, reflecting the more notable upward repricing of the Association's interest-bearing liabilities relative to its interest-earning assets. For the quarter ended June 30, 1996, the Association maintained an annualized net interest rate spread of 3.55 percent, versus an annualized net interest rate spread of 3.84 percent for the comparative year ago period. Overall, Home Federal's net interest income to average assets ratio declined from 3.81 percent to 3.78 percent for the twelve months ended March 31, 1996 and June 30, 1996, respectively.

          Operating expenses, excluding the curtailment of the pension plan expense, were slightly higher in the Association's updated earnings, increasing as a percent of average assets from 2.95 percent to 3.01 percent for the twelve months ended March 31, 1996 and June 30, 1996, respectively. Higher operating expenses largely resulted from higher compensation costs, reflecting normal salary increases, and higher ATM expenses. The increase in ATM expenses reflects the change in accounting for such expenses on a gross basis, due to a change in the ATM processor utilized by Home Federal. In addition to higher operating expenses, asset shrinkage further contributed to the increase exhibited in Home Federal's updated operating expense ratio. Accordingly, the trend of experiencing earnings compression from the two major components of core earnings continued to be reflected in the Association's updated earnings. Home Federal's lower net interest margin and higher operating expense ratio translated into an updated expense coverage ratio of 1.26x for the

RP Financial, LC.
Board of Directors
July 19, 1996
Page 3


twelve months ended June 30, 1996, versus a comparative ratio of 1.29x recorded for the twelve months ended March 31, 1996.


                             Table 1
       Home Federal Savings and Loan Association of Elgin
                      Recent Financial Data


                            At March 31, 1996           At June 30, 1996
                            -----------------           ----------------
                                         (% of                      (% of
                           Amount        Assets)       Amount       Assets)
                           ------        -------       ------       -------
                           ($000)         (%)          ($000)        (%)
Balance Sheet Data
Total assets              $306,688       100.0%       $300,397      100.0%
Cash and cash
 equivalents                24,239         7.9          17,975        6.0
Investments                  5,955         1.9           5,963        2.0
Loans receivable, net      264,082        86.1         263,892       87.8
Mortgage-backed
 securities                    173         0.1             160        0.1
FHLB stock                   2,678         0.9           2,678        0.9
Deposits                   264,485        86.2         258,622       86.1
Borrowings                     ---         0.0             ---        0.0
Equity                      37,195        12.1          37,184       12.4


                               12 Months Ended          12 Months Ended
                               March 31, 1996            June 30, 1996
                               ---------------           -------------
                                          (% of                     (% of
                                           Avg.                      Avg.
                           Amount         Assets)     Amount        Assets)
                           ------         -------     ------        -------
                           ($000)          (%)        ($000)         (%)
Summary Income Statement
Interest income            $22,806         7.41%       $22,592        7.43%
Interest expense           (11,075)       (3.60)       (11,087)      (3.65)
                           --------       ------       --------      ------
  Net interest income       11,731         3.81         11,505        3.78

Provision for losses          (165)       (0.05)          (150)      (0.05)
Other operating income       1,181         0.38          1,213        0.40
Net gain(loss) on REO           18         0.01             21        0.01
Other non-operating
 income                          1         0.00              1        0.00
Non-interest operating
 expenses                   (9,084)       (2.95)        (9,163)      (3.01)
Curtailment of pension
 plan                          ---         0.00           (837)      (0.28)
                               ----        -----          -----      ------
Income before taxes          3,682         1.20          2,590        0.85
Income taxes                (1,501)       (0.49)        (1,038)      (0.34)
                            -------       ------        -------      ------
Net income                  $2,181         0.71%        $1,552        0.51%


Sources: Home Federal's prospectus, data provided by Home Federal and RP Financial calculations.

RP Financial, LC.
Board of Directors
July 19, 1996
Page 4


          Sources of non-interest operating income made a slightly larger contribution to the Association's updated earnings, increasing from 0.38 percent of average assets to 0.40 percent of average assets for the twelve months ended March 31, 1996 and June 30, 1996, respectively. Service fee income continued to account for the substantial portion of the Association's non-interest operating income, with such income supporting the increase posted in the Association's non-interest operating income. The increase in service fee income reflects the change in accounting for service fee income to a gross basis, due to a change in Home Federal's ATM processor. Loan loss provisions remained a minor factor in the Association's update earnings, amounting to 0.05 percent of average assets for both periods shown in Table 1. Valuation allowances maintained as a percent of loans receivable and non-performing loans equaled 0.33 percent and 78.62 percent, respectively, at June 30, 1996, versus comparative ratios of 0.32 percent and 79.48 percent at March 31, 1996.

          Sources of non-operating income remained a nominal factor in the Association's updated earnings, with such income consisting mostly of minor gains realized from the sale of real estate owned. The non-recurring expense stemming from the termination of the Association's defined benefit plan reduced pre-tax earnings by $837,000, or 0.28 percent of average assets for the twelve months ended June 30, 1996. The pension curtailment expense was recorded during the quarter ended June 30, 1996 and, thus, was not a factor in Home Federal's earnings for the twelve months ended March 31, 1996. Further expenses related to the termination of the pension plan are expected to be minimal. The employee stock ownership plan ("ESOP") to be implemented in conjunction with Home Federal's conversion will replace the pension plan that was terminated.


     2.   Peer Group Financial Comparisons
          --------------------------------

          Tables 2 and 3 present the financial characteristics and operating results for Home Federal, the Peer Group and all publicly-traded SAIF-insured thrifts. Home Federal's and the Peer Group's ratios are based on financial results through June 30, 1996 and March 31, 1996, respectively.

          In general, the comparative balance sheet ratios for the Association and the Peer Group did not vary significantly from the ratios exhibited in the original appraisal. Relative to the Peer Group, the Association's interest-earning asset composition continued to reflect lower concentrations of cash and investments and mortgage-backed securities and a higher level of loans. Overall, consistent with the original appraisal, Home Federal maintained a slightly lower level of interest-earning assets than the Peer Group, based on updated interest-earning assets to assets ratios of 96.8 percent and 97.4 percent, respectively.

          The mix of deposits and borrowings maintained by Home Federal and the Peer Group also did not change considerably. Home Federal's funding composition continued to reflect a higher concentration of deposits and a lower concentration of borrowings, relative to the comparative Peer Group measures. Deposits remained the only interest-bearing source of funds utilized by the Association, while the Peer Group's borrowings-to-assets ratio equaled 7.7 percent. Updated interest-bearing liabilities to assets ratios equaled 86.1 percent and 81.4 percent for the Association and the Peer Group, respectively, with Home Federal's higher ratio continuing to be largely attributable to the maintenance of a lower capital position. Home Federal posted an updated equity-to-assets ratio of 12.4 percent, versus a comparative ratio of 17.2 percent for the Peer Group. Both the Association's and the Peer Group's updated capital positions consisted entirely of tangible capital, which was consistent with the original appraisal. Overall, Home Federal's updated interest-earning assets to interest-bearing liabilities ("IEA/IBL") ratio equaled 112.4 percent, which remained below the comparative Peer Group average of 119.7 percent. As noted in the original appraisal, the additional capital realized from the stock conversion should serve to address the lower IEA/IBL ratio currently maintained by the Association.

          Credit quality measures continued to indicate limited credit risk exposure for both Home Federal and the Peer Group. The Association's and the Peer Group's updated non-performing assets to assets

RP FINANCIAL, LC.
__________________________________________
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                                                              Table 2
                                                             Balance Sheet Composition and Growth Rates
                                                                  Comparable Institution Analysis
                                                                        As of March 31, 1996

                                                                Balance Sheet as a Percent of Assets
                                    ________________________________________________________________________________________
                                     Cash and                          Borrowed  Subd.    Net    Goodwill Tng Net    MEMO:
                                    Investments  Loans   MBS  Deposits   Funds   Debt    Worth   & Intang  Worth  Pref.Stock
                                    ___________ ______ ______ ________ ________ _______ ________ ________ _______ __________
Home Federal of Elgin
_____________________
  June 30, 1996                            8.9   87.8    0.1     86.1      0.0     0.0     12.4      0.0    12.4       0.0





SAIF-Insured Thrifts                      19.4   64.5   12.9     73.8     11.8     0.1     12.8      0.2    12.6       0.1
State of IL                               19.5   65.2   11.5     74.7     10.2     0.1     13.6      0.1    13.5       0.0
Comparable Group Average                  20.5   69.7    7.2     73.7      7.7     0.0     17.2      0.0    17.2       0.0
  Mid-West Companies                      20.5   69.7    7.2     73.7      7.7     0.0     17.2      0.0    17.2       0.0


Comparable Group
________________

Mid-West Companies
__________________
CBCI  Calumet Bancorp of Chicago IL       17.0   73.9    3.9     72.9      8.6     0.0     17.0      0.0    17.0       0.0
FFYF  FFY Financial Corp. of OH           20.6   74.2    2.6     80.1      0.0     0.0     18.3      0.0    18.3       0.0
FBCI  Fidelity Bancorp of Chicago IL      22.3   70.2    5.6     69.6     16.8     0.0     12.0      0.0    12.0       0.0
FMBD  First Mutual Bancorp of IL          16.1   80.7    0.0     68.6      4.5     0.0     25.3      0.0    25.3       0.0
HMNF  HMN Financial, Inc. of MN            9.0   56.8   32.7     68.0     13.4     0.0     16.8      0.0    16.8       0.0
HBFW  Home Bancorp of Fort Wayne IN       24.7   73.7    0.0     82.5      0.0     0.0     16.4      0.0    16.4       0.0
LARK  Landmark Bancshares of KS           28.6   55.3   14.2     73.6      8.2     0.0     17.2      0.0    17.2       0.0
MFBC  MFB Corp. of Mishawaka IN           30.5   65.3    2.7     74.7      4.7     0.0     19.3      0.0    19.3       0.0
MFFC  Milton Fed. Fin. Corp. of OH        24.0   61.9   11.7     73.0      6.5     0.0     20.0      0.0    20.0       0.0
SWBI  Southwest Bancshares of IL          19.5   69.5    6.0     72.4     14.2     0.0     12.0      0.0    12.0       0.0
WEFC  Wells Fin. Corp. of Wells MN        13.1   84.9    0.0     75.8      8.2     0.0     14.9      0.0    14.9       0.0

                                                   Balance Sheet Annual Growth Rates                     Regulatory Capital
                                     ____________________________________________________________    _________________________
                                            Cash and   Loans           Borrows.   Net    Tng Net
                                    Assets Investments & MBS  Deposits &Subdebt  Worth    Worth     Tangible   Core   Reg.Cap.
                                    ______ ___________ ______ ________ ________ ________ _______    ________ ________ ________
Home Federal of Elgin
_____________________
  June 30, 1996                       -2.71   -25.45    -2.46     -1.03  -100.00    2.73    2.73        12.38  12.38    23.80



SAIF-Insured Thrifts                  11.71    10.69     9.47      6.74    -1.01    6.66    6.17        10.59  10.68    23.05
State of IL                           12.82    18.01    10.33      6.95     1.39    2.76    2.30         9.74  11.02    22.10
Comparable Group Average               6.81    13.16     7.86      4.24    27.42   -4.17   -4.16        12.15  13.61    28.80
  Mid-West Companies                   6.81    13.16     7.86      4.24    27.42   -4.17   -4.16        12.15  13.61    28.80


Comparable Group
________________

Mid-West Companies
__________________
CBCI  Calumet Bancorp of Chicago IL    1.44     0.45     1.59      4.85   -23.42    5.38    5.38        11.99  11.99    19.94
FFYF  FFY Financial Corp. of OH       -0.38   -22.46     8.20      0.13       NM   -3.06   -3.06        10.43  10.43    19.23
FBCI  Fidelity Bancorp of Chicago IL  24.33    48.60    18.88     22.31    70.71   -3.14   -3.03           NM     NM       NM
FMBD  First Mutual Bancorp of IL      19.34    69.70    15.66     -1.25    47.67      NM      NM           NM  25.26    50.03
HMNF  HMN Financial, Inc. of MN        6.75   -20.19    11.25      3.11    28.75    0.68    0.68        14.22  14.22    35.97
HBFW  Home Bancorp of Fort Wayne IN    2.16   -20.22    12.92      3.10       NM   -2.28   -2.28        12.84  12.84    30.01
LARK  Landmark Bancshares of KS       -3.76   -25.86     9.62     -0.82   -16.96   -8.11   -8.11        14.18  14.18    35.05
MFBC  MFB Corp. of Mishawaka IN        8.04    16.76     4.51      3.63       NM    0.28    0.28           NM     NM       NM
MFFC  Milton Fed. Fin. Corp. of OH    13.95    53.53     5.52     12.17       NM  -10.28  -10.28        15.11  15.11    33.82
SWBI  Southwest Bancshares of IL      -0.65    -2.43    -0.65     -1.38    25.16  -17.03  -17.03         7.83   7.83    15.65
WEFC  Wells Fin. Corp. of Wells MN     3.75    46.86    -1.07      0.83    60.00      NM      NM        10.60  10.60    19.50

Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, Inc. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1995 by RP Financial, LC.

!R! RES; FTMD 15; FONT 36; EXIT;
     RP FINANCIAL, LC.
     _________________________________________
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700


                                    Table 3
       Income as a Percent of Average Assets and Yields, Costs, Spreads
                        Comparable Institution Analysis
                  For the Twelve Months Ended March 31, 1996






                                                           Net Interest Income                   Other Income
                                                         ____________________________           ___________________
                                                                               Loss     NII
                                                  Net                         Provis.  After    Loan   R.E.   Other
                                                Income  Income Expense   NII  on IEA   Provis.  Fees   Oper.  Income
                                                ______  ______ _______ ______ _______ _______   ____  _____   ______
     Home Federal of Elgin
     _____________________
       June 30, 1996                              0.51    7.43    3.65   3.78   0.05    3.73    0.00   0.01    0.40


     SAIF-Insured Thrifts                         0.84    7.32    4.19   3.13   0.11    3.02    0.11  -0.01    0.30
     State of IL                                  0.73    7.18    4.13   3.05   0.08    2.97    0.08   0.04    0.30
     Comparable Group Average                     0.99    7.34    4.10   3.24   0.05    3.19    0.03   0.02    0.18
       Mid-West Companies                         0.99    7.34    4.10   3.24   0.05    3.19    0.03   0.02    0.18


     Comparable Group
     ________________

     Mid-West Companies
     __________________
     CBCI  Calumet Bancorp of Chicago IL          1.21    7.74    4.15   3.59   0.16    3.43    0.06   0.06    0.19
     FFYF  FFY Financial Corp. of OH              1.21    7.56    3.84   3.72   0.06    3.66    0.00   0.00    0.18
     FBCI  Fidelity Bancorp of Chicago IL         0.81    7.69    4.33   3.35   0.05    3.31    0.00   0.00    0.27
     FMBD  First Mutual Bancorp of IL             0.99    7.09    3.60   3.50   0.01    3.49    0.04  -0.01    0.25
     HMNF  HMN Financial, Inc. of MN              1.10    7.35    4.39   2.96   0.06    2.90    0.00   0.00    0.12
     HBFW  Home Bancorp of Fort Wayne IN          0.85    7.23    4.38   2.85   0.02    2.84    0.00   0.00    0.07
     LARK  Landmark Bancshares of KS              0.91    7.13    4.40   2.73   0.03    2.70    0.08   0.00    0.15
     MFBC  MFB Corp. of Mishawaka IN              0.69    6.83    3.88   2.94   0.02    2.93    0.00   0.00    0.18
     MFFC  Milton Fed. Fin. Corp. of OH           1.13    7.41    3.77   3.64   0.05    3.59    0.01   0.00    0.13
     SWBI  Southwest Bancshares of IL             1.19    7.56    4.14   3.41   0.01    3.41    0.04   0.16    0.15
     WEFC  Wells Fin. Corp. of Wells MN           0.81    7.20    4.22   2.97   0.09    2.88    0.15   0.00    0.30




                                                 G&A/Other Exp.    Non-Op. Items     Yields, Costs, and Spreads
                                               ________________   ______________     _________________________
                                         Total
                                         Other    G&A  Goodwill      Net  Extrao.        Yield     Cost  Yld-Cost
                                        Income  Expense  Amort.     Gains  Items      On Assets Of Funds Spread
                                        ______  _______ _______   _______ _______     _________ ________ ______

Home Federal of Elgin
_____________________
  June 30, 1996                           0.41    3.01    0.00       0.00   0.28        7.91      4.33     3.58


SAIF-Insured Thrifts                      0.41    2.20    0.02       0.09   0.00        7.54      4.82     2.71
State of IL                               0.42    2.35    0.01       0.07   0.00        7.51      4.86     2.65
Comparable Group Average                  0.23    1.94    0.00       0.06   0.00        7.51      5.05     2.46
  Mid-West Companies                      0.23    1.94    0.00       0.06   0.00        7.51      5.05     2.46


Comparable Group
________________

Mid-West Companies
__________________
CBCI  Calumet Bancorp of Chicago IL       0.31    1.98    0.00       0.01   0.00        8.14      5.08     3.07
FFYF  FFY Financial Corp. of OH           0.18    1.99    0.00      -0.06   0.00        7.77      4.80     2.96
FBCI  Fidelity Bancorp of Chicago IL      0.27    2.32    0.02       0.07   0.00        7.46      4.88     2.58
FMBD  First Mutual Bancorp of IL          0.28    2.28    0.00       0.06   0.00        7.35      4.85     2.50
HMNF  HMN Financial, Inc. of MN           0.12    1.44    0.00       0.18   0.00        7.47      5.40     2.07
HBFW  Home Bancorp of Fort Wayne IN       0.07    1.49    0.00       0.00   0.00        7.36      5.34     2.01
LARK  Landmark Bancshares of KS           0.24    1.65    0.00       0.18   0.00        7.26      5.40     1.86
MFBC  MFB Corp. of Mishawaka IN           0.18    1.98    0.00       0.01   0.00        6.94      4.96     1.98
MFFC  Milton Fed. Fin. Corp. of OH        0.14    2.15    0.00       0.12   0.00        7.61      4.94     2.67
SWBI  Southwest Bancshares of IL          0.35    2.02    0.00       0.01   0.00        7.92      4.87     3.05
WEFC  Wells Fin. Corp. of Wells MN        0.45    2.00    0.00       0.04   0.00        7.32      5.02     2.29



                                                 MEMO:     MEMO:
                                               Assets/  Effective
                                             I FTE Emp. Tax Rate
                                             _________  ________

     Home Federal of Elgin
     _____________________
       June 30, 1996                            2,434      40.08





     SAIF-Insured Thrifts                       4,037      36.27
     State of IL                                3,635      35.10
     Comparable Group Average                   3,924      36.51
       Mid-West Companies                       3,924      36.51


     Comparable Group
     ________________

     Mid-West Companies
     __________________
     CBCI  Calumet Bancorp of Chicago IL        3,694      31.70
     FFYF  FFY Financial Corp. of OH            3,275      32.51
     FBCI  Fidelity Bancorp of Chicago IL       4,287      39.89
     FMBD  First Mutual Bancorp of IL           2,594      36.13
     HMNF  HMN Financial, Inc. of MN            5,891      37.70
     HBFW  Home Bancorp of Fort Wayne IN        4,010      39.92
     LARK  Landmark Bancshares of KS            4,298      37.85
     MFBC  MFB Corp. of Mishawaka IN            4,100      39.90
     MFFC  Milton Fed. Fin. Corp. of OH         3,816      33.75
     SWBI  Southwest Bancshares of IL           3,567      31.73
     WEFC  Wells Fin. Corp. of Wells MN         3,633      40.53

     Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, Inc. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

     Copyright (c) 1995 by RP Financial, LC.

RP Financial, LC.
Board of Directors
July 19, 1996
Page 7


ratios remained highly comparable, equaling 0.49 percent and 0.46 percent, respectively. Similarly, there were no material changes in the reserve levels maintained by the Association and the Peer Group, with the Peer Group continuing to maintain higher loss reserves as a percent of loans (0.54 percent versus 0.33 percent for the Association) and non-performing loans (265.5 percent versus 78.6 percent for the Association).

          Updated growth rates for Home Federal reflect annualized growth for the six months ended June 30, 1996, while the Peer Group's growth rates reflect growth for the twelve months ended March 31, 1996. The Peer Group continued to post stronger asset growth than the Association, based on updated asset growth rates of negative 2.7 percent and positive 6.8 percent, respectively. Home Federal's asset shrinkage reflected declines in both interest-earning asset categories, with the more notable decline occurring in cash and investments. Comparatively, the Peer Group's growth rates exhibited positive growth in both interest-earning asset categories, with a higher growth rate being realized in cash and investments. Accordingly, as in the original appraisal, the Association's asset growth measures remained less favorable than the Peer Group's, in terms of supporting potential earnings growth. However, following the conversion, Home Federal's leverage capacity will be greater than the Peer Group's.

          Asset shrinkage and retained earnings funded a slight decline in the Association's deposits, as well as the repayment of all borrowings. Deposit growth and borrowings funded the Peer Group's asset growth, with the Peer Group's lower balance of borrowings continuing to exhibit a higher growth rate than deposits. As noted in the original appraisal, the Peer Group's borrowings growth rate is somewhat understated, as the "NM" borrowings growth rates indicated for four of the Peer Group companies includes companies with borrowings growth rates in excess of 100 percent. For the period shown in Table 2, two out of the four of the Peer Group companies with "NMs" recorded borrowing growth rates in excess of 100 percent, and the other two Peer Group companies recorded no change in their balance of borrowings. Consistent with the original appraisal, the Association posted a stronger capital growth rate than the Peer Group (2.7 percent versus negative 4.2 percent for the Peer Group), despite the higher return on average assets ratio exhibited by the Peer Group. As noted in the original appraisal, dividend payments, stock repurchases, as well as possible negative SFAS 115 adjustments, were likely factors that accounted for the Peer Group's negative capital growth rate. Additionally, the Peer Group's capital growth rate was understated by the two companies with "NM" capital growth rates, which each had capital growth rates of more than 100 percent as the result of conversion proceeds being added to capital during the 12 month period.

          Table 3 displays comparative operating results for Home Federal and the Peer Group, based on their respective earnings for the twelve months ended June 30, 1996 and March 31, 1996. The difference between the Association's and the Peer Group's earnings widened, primarily due to the decline in Home Federal's earnings resulting from the pension plan curtailment expense. On a recurring earnings basis, there were no notable changes in the Association's and the Peer Group's updated earnings, with the Peer Group continuing to post higher core earnings than the Association. The Peer Group's more favorable core earnings remained attributable to the maintenance of a lower level of operating expenses, which continued to be partially negated by Home Federal's higher net interest margin and higher level of non-interest operating income. Home Federal's and the Peer Group's return on average assets ratios equaled 0.51 percent and positive 0.99 percent, respectively.

          In terms of core earnings strength, updated expense coverage ratios (net interest income divided by operating expenses) posted by Home Federal and the Peer Group equaled 1.26x and 1.67x, respectively. The Peer Group's higher expense coverage ratio was attributable to a considerably lower operating expense to average assets ratio (1.94 percent versus 3.01 percent for the Association), which was partially offset by the Association's higher net interest income to average assets ratio (3.78 percent versus 3.24 percent for the Peer Group). The Association's lower interest expense ratio remained the primary difference

RP Financial, LC.
Board of Directors
July 19, 1996
Page 8


between the Association's and the Peer Group's net interest margins, reflecting Home Federal's relatively low cost of deposits.

          Non-interest operating income (exclusive of real estate operations) remained a slightly larger contributor to the Association's earnings, with such income amounting to 0.40 percent and 0.21 percent of the Association's and the Peer Group's average assets, respectively. As noted in the original appraisal, Home Federal's higher level of non-interest operating income was supported by the maintenance of a relatively high concentration of fee-oriented transaction accounts. Real estate operations remained a nominal factor in both the Association's and the Peer Group's updated earnings.

          The Association's and the Peer Group's favorable credit quality measures continued to limit the impact of loss provisions on their respective earnings, as indicated by loss provisions to average assets ratios of 0.05 percent for both Home Federal and the Peer Group. Gains remained a slightly positive factor in the Peer Group's earnings and a non-factor in the Association's earnings. As noted in the original appraisal, given the non-recurring nature of gains, the Peer Group's gains will be discounted in evaluating the relative strengths and weaknesses of the Association's and the Peer Group's respective earnings. Similarly, the expense related to the termination of the Association's pension plan, which is shown as an extraordinary item, will be eliminated from our comparative earnings analysis.


     3.   Stock Market Conditions
          -----------------------

          Since the date of the original appraisal, the overall stock market has declined. A relatively narrow trading range was exhibited by the stock market throughout most of June 1996, as investors awaited second quarter earnings results. Expectations that the Federal Reserve would not tighten interest rates at its July meeting provided for a rally in the bond market in late-June, as the 30-year bond yield dropped below 7.0 percent. The positive interest rate outlook also served to boost the stock market in early-July, but the rally was cut short by a larger than expected drop in June unemployment. Bond and stock prices tumbled following the June unemployment report, as indicated by a 115 point decline in the Dow Jones Industrial Average ("DJIA") and an increase in the 30-year bond yield to 7.18 percent. The release of second quarter earnings reports provided for a volatile stock market in mid-July, especially among the technology stocks. Overall, the stock market declined due to earnings disappointments, with a more severe decline occurring in the technology driven NASDAQ Composite Index. At the same time bond prices recovered, as the 30-year bond yield dropped below 7.0 percent following statements by the Federal Reserve Chairman which indicated he expected the economy to slow down in the second half of 1996. On July 19, 1996 the DJIA closed at 5426.82, a decline of 4.7 percent since the date of the original appraisal.

          In comparison to the overall stock market, the market for thrift issues has been relatively stable since the original appraisal date, although thrift prices have declined as well since early-June 1996. The Supreme Court's ruling in favor of thrifts seeking damages for goodwill served to boost thrift prices in the beginning of July, but the upturn was abbreviated by a sharp increase in interest rates in early-July. The sharp rise in interest rates, which was prompted by the stronger than expected June unemployment report, pushed interest sensitive issues in general lower. Generally favorable second quarter earnings and lower interest rates supported a modest recovery in thrift prices in mid-July, although concerns about future interest rate trends moderated the impact of the healthy second quarter earnings. On July 19, 1996, the SNL Index for all publicly-traded thrifts closed at 378.9, a decline of 1.6 percent since the date of the original appraisal.

          Consistent with the SNL index, the pricing ratios for the all publicly-traded SAIF-insured and the Peer Group averages generally exhibited modest declines since the date of the original appraisal. Overall, the Peer Group's P/B ratio and P/E multiples remained below and above the comparative ratios for all publicly-

RP Financial, LC.
Board of Directors
July 19, 1996
Page 9


traded SAIF insured thrifts. Since the date of the original appraisal, only three of the eleven Peer Group companies were trading at higher prices as of July 19, 1996. More detailed pricing information for all publicly-traded SAIF-insured institutions, as well as the Peer Group and recent conversions, is shown below.


                        Average Pricing Characteristics

                                     At June 7,      At July 19,       %
                                        1996            1996         Change
                                     ----------      -----------     ------
Peer Group
- ----------
Price/Earnings (x)                     16.44x          16.03x        (2.5)%
Price/Core Earnings (x)                17.13           16.69         (2.6)
Price/Book (%)                         92.02%          90.03%        (2.2)
Price/Assets (%)                       15.55           15.20         (2.3)
Dividend Yield (%)                      1.63            1.85         13.5
Avg. Mkt. Capitalization ($Mil)       $53.92          $52.76         (2.2)

SAIF-Insured Thrifts
- --------------------
Price/Earnings (x)                     14.25x          14.22x        (0.2)%
Price/Core Earnings (x)                15.15           15.09         (0.4)
Price/Book (%)                        104.71%         102.41%        (2.2)
Price/Assets (%)                       13.08           12.88         (1.5)
Dividend Yield (%)                      1.97            2.07          5.1
Avg. Mkt. Capitalization ($Mil)      $118.72         $116.15         (2.2)

Recent Conversions(1)
- ---------------------
Price/Core Earnings (x)                17.95x          16.97x        (5.5)%
Price/Book (%)                         76.11%          74.73%        (1.8)


(1)  Ratios based on conversions completed for prior three months.


          The "new issue" market is separate and distinct from the market for seasoned issues like the Peer Group companies. Accordingly, as discussed in the original appraisal, RP Financial has considered the pro forma pricing and trading level of recently converted companies in this updated appraisal. In general, the market for the most recent converting issues (offerings completed within the past three months) has shown some signs of weakness, as indicated by fewer oversubscriptions and generally weak aftermarket trading activity. In comparison to recent prior quarters, the price appreciation exhibited in the most recent offerings has been limited, despite lower closing P/B ratios on average, and in some cases recent converting thrift issues have been trading below their IPO prices. Such weakness in the aftermarket trading indicates that new issues are now trading more on fundamentals, rather than speculative factors which tended to support price appreciation in all of the converting issues during most of 1995 and early-1996. As shown in Table 4, the median one week change in price for offerings completed during the latest three months equaled positive 5.6 percent.

          Shown in Table 5 is a summary of recently completed conversions which closed in the last three months. Relative to the original appraisal date, which reflected pricing ratios as of June 7, 1996, the newly converted companies declined in value by 5.5 percent on a price-to-book basis, from an average 76.11 percent pro forma P/B ratio at June 7, 1996 to an average 74.73 percent pro forma P/B ratio at July 19, 1996. The decline in the recent conversions P/B ratio provides another indication that the new issue market for thrift

                                                              Table 4
                                              Recent Conversions (Last Three Months)
                                    Conversion Pricing Characteristics: Sorted Chronologically
                                    ----------------------------------------------------------


            Institutional Information                      Pre-Conversion Data
                                                      ------------------------------      Offering
                                                      Financial Info. Asset Quality      Information          Insider Purchases
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Benefit Plans
                                                                                                            --------------
                                Conversion                   Equity/   NPAs/   Res.   Gross   % of   Exp./          Recog.    Mgmt.
Institution                State   Date     Ticker   Assets   Assets  Assets   Cov.   Proc.    Mid.  Proc.   ESOP   Plans   & Dirs.
- -----------                -----   ----     ------   ------  -------  ------   ----   -----   -----  -----   ----   ------  -------
                                                     ($Mil)    (%)    (%)(2)   (%)    ($Mil)   (%)    (%)     (%)     (%)    (%)(3)
- -----------------------------------------------------------------------------------------------------------------------------------

Lenox Bancorp.               OH . 07/17/96  P. Sheet   $44    8.55%   0.21%     65%    $4.3    85%  10.6%    8.0%    4.0%    4.1%
Acadiana Bancshares          LA . 07/16/96    ANA      230    7.69%   1.00%    103%    32.8   115%   3.0%    8.0%    4.0%    2.4%
Pennwood SB                  PA . 07/15/96    PWBK      42    9.63%   2.64%     44%     6.1    94%   6.6%    8.0%    4.0%   11.1%
Algiers Bancorp              LA   07/09/96  P. Sheet    44    9.46%   0.27%    447%     6.5   132%   5.4%    8.0%    4.0%    6.7%
Ocean Financial Corp.        NJ . 07/03/96    OCFC   1,130    8.15%   1.01%     52%   167.8   132%   2.6%    8.0%    4.0%    1.2%
Home Financial Bancorp(1)    IN   07/02/96    HWEN      34    9.85%   0.24%    148%     5.1    89%   6.1%    8.0%    4.0%    7.1%
First Lancaster Bancshares   KY . 07/01/96    FLKY      35   13.95%   1.57%     22%     9.6   132%   4.6%    8.0%    4.0%    9.4%
Heartland Bancshares         IL   07/01/96  P. Sheet    61    7.75%   0.93%     53%     8.8   125%   5.8%    8.0%    4.0%   14.8%
Kenwood Bancorp(7)           OH . 07/01/96  P. Sheet    48    6.88%   0.00%     NM      1.6   102%  22.2%    8.0%    4.0%    6.4%
Eagle BancGroup              IL . 07/01/96    EGLB     152    7.40%   0.93%     64%    13.0    90%   5.3%    8.0%    4.0%    6.3%
Provident Financial Holdings CA . 06/28/96    PROV     558    7.10%   1.80%     50%    51.3   101%   2.2%    8.0%    4.0%    2.9%
Prstige Bancorp              PA   06/27/96    PRBC      94    7.56%   0.33%     95%     9.6    96%   5.0%    8.0%    4.0%    6.9%
Wayne Bancorp                NJ   06/27/96    WYNE     196    8.91%   1.79%     46%    22.3    89%   4.4%    8.0%    4.0%    4.4%
Mechanics SB(1)              CT   06/26/96    MECH     670    3.68%   2.75%     56%    52.9   132%   3.6%    2.3%    0.0%    1.5%
Dime Community Bancorp       NY . 06/26/96    DIME   1,094    7.46%   0.75%     77%   145.5   132%   2.5%    8.0%    4.0%    2.7%
Commonwealth Bancorp(7)      PA . 06/17/96    CMSB   2,054    6.71%   0.51%    109%    98.7   110%   1.9%    8.0%    4.0%    0.1%
CNS Bancorp                  MO . 06/12/96    CNSB      87   10.66%   0.19%    189%    16.5   132%   3.3%    8.0%    4.0%    8.0%
Westwood Financial Corp.(7)  NJ   06/07/96    WWFC      85    7.05%   0.00%     NM      3.9    99%   9.9%    0.0%    0.0%    2.5%
Lexington B&L Fin. Corp.     MO . 06/06/96    LXMO      51   14.66%   1.88%     21%    12.7   115%   4.2%    8.0%    4.0%    4.3%
First Fed. Fin. Bancorp      OH   06/04/96  P. Sheet    53    9.58%   0.08%    626%     6.7   103%   6.3%    8.0%    4.0%   13.4%
First Fed. Bancshares        AR   05/03/96    FFBH     454    7.77%   0.13%    201%    51.5    94%   2.7%    8.0%    4.0%    2.6%
Citizens First Fin. Corp.    IL   05/01/96     CBK     229    6.79%   0.33%     55%    28.2   123%   3.6%    8.0%    4.0%    6.5%
North Cincinnati SB(1)       OH   05/01/96  P. Sheet    56    4.74%   0.03%    268%     4.0   132%   6.9%    6.0%    0.0%   16.1%
Reliance Bancshares(10       WI . 04/19/96    RELI      32   31.16%   0.00%     NM     20.5   132%   2.9%    4.0%    4.0%    9.5%
Catskill Financial Corp.     NY   04/18/96    CATB     231   12.75%   0.70%    112%    56.7   132%   3.3%    8.0%    4.0%    2.6%
Yonkers Financial Corp.      NY . 04/18/96    YFCB     210    7.72%   1.73%     23%    35.7   132%   2.7%    8.0%    4.0%    3.7%

                                          Average:    $307    9.37%   0.84%    127%   $33.5   114%   5.3%    7.2%    3.5%    6.0%
                                          Medians:      90    7.76%   0.61%     65%    14.8   115%   4.3%    8.0%    4.0%    5.4%

                     Averages, Excluding 2nd Steps    $252    9.69%   0.93%    128%   $33.4   115%   4.5%    7.5%    3.7%    6.4%
                      Medians, Excluding 2nd Steps      94    8.15%   0.75%     64%    16.5   123%   4.2%    8.0%    4.0%    6.3%


            Institutional Information                              Pro Forma Data
                                                     ----------------------------------------
                                                       Pricing Ratios(4) Fin. Characteristics
- ---------------------------------------------------------------------------------------------


                                Conversion                                                      IPO
Institution                State   Date     Ticker    P/TB   P/E    P/A    ROA    TE/A   ROE   Price
- -----------                -----   ----     ------    ----   ---    ---   ----    ----   ---   -----
                                                       (%)   (x)    (%)    (%)    (%)    (%)    ($)
- ----------------------------------------------------------------------------------------------------

Lenox Bancorp.               OH . 07/17/96  P. Sheet  60.0%  29.7   8.9%  0.3%   14.9%   2.0% $10.00
Acadiana Bancshares          LA . 07/16/96    ANA     72.0%  20.0  12.7%  0.6%   17.7%   3.6%  12.00
Pennwood SB                  PA . 07/15/96    PWBK    67.4%  19.3  12.8%  0.7%   18.9%   3.5%  10.00
Algiers Bancorp              LA   07/09/96  P. Sheet  68.4%  19.6  13.3%  0.7%   19.4%   3.5%  10.00
Ocean Financial Corp.        NJ . 07/03/96    OCFC    75.9%  15.4  14.2%  0.9%   18.8%   4.9%  20.00
Home Financial Bancorp(1)    IN   07/02/96    HWEN    67.5%  13.4  13.3%  1.0%   19.6%   5.0%  10.00
First Lancaster Bancshares   KY . 07/01/96    FLKY    74.2%  18.5  22.2%  1.2%   29.8%   4.0%  10.00
Heartland Bancshares         IL   07/01/96  P. Sheet  73.3%    NM  12.8%   NM    17.5%    NM   10.00
Kenwood Bancorp(7)           OH . 07/01/96  P. Sheet  67.6%    NM   6.0%  0.1%    8.8%   1.7%  10.00
Eagle BancGroup              IL . 07/01/96    EGLB    59.2%    NM   8.0%  0.1%   13.5%   0.6%  10.00
Provident Financial Holdings CA . 06/28/96    PROV    61.4%    NM   8.5%  0.2%   13.9%   1.1%  10.00
Prstige Bancorp              PA   06/27/96    PRBC    63.9%  24.7   9.4%  0.4%   14.7%   2.6%  10.00
Wayne Bancorp                NJ   06/27/96    WYNE    61.8%  18.6  10.4%  0.6%   16.8%   3.3%  10.00
Mechanics SB(1)              CT   06/26/96    MECH    77.3%    NM   7.3%   NM     9.5%    NM   10.00
Dime Community Bancorp       NY . 06/26/96    DIME    80.3%  15.9  11.9%  0.7%   16.9%   4.0%  10.00
Commonwealth Bancorp(7)      PA . 06/17/96    CMSB    09.3%  12.1   8.4%  0.7%    6.7%  10.4%  10.00
CNS Bancorp                  MO . 06/12/96    CNSB    71.1%  22.3  16.4%  0.7%   23.1%   3.2%  10.00
Westwood Financial Corp.(7)  NJ   06/07/96    WWFC    80.0%  10.1   7.3%  0.7%    9.2%   7.9%  10.00
Lexington B&L Fin. Corp.     MO . 06/06/96    LXMO    70.1%  16.2  20.6%  1.3%   29.4%   4.3%  10.00
First Fed. Fin. Bancorp      OH   06/04/96  P. Sheet  63.6%  17.4  11.5%  0.7%   18.0%   3.7%  10.00
First Fed. Bancshares        AR   05/03/96    FFBH    65.0%  10.4  10.3%  1.0%   15.9%   6.3%  10.00
Citizens First Fin. Corp.    IL   05/01/96     CBK    71.7%  17.8  11.2%  0.6%   15.6%   4.0%  10.00
North Cincinnati SB(1)       OH   05/01/96  P. Sheet  65.0%    NM   6.7%   NM    10.3%    NM   10.00
Reliance Bancshares(10       WI . 04/19/96    RELI    72.3%  27.3  40.7%  1.5%   56.2%   2.7%   8.00
Catskill Financial Corp.     NY   04/18/96    CATB    73.2%  21.2  20.4%  1.0%   27.8%   3.5%  10.00
Yonkers Financial Corp.      NY . 04/18/96    YFCB    76.5%  16.6  14.8%  0.9%   19.4%   4.6%  10.00

                                          Average:    71.1%  18.3  13.1%  0.7%   18.5%   3.9% $10.00
                                          Medians:    70.6%  18.2  11.7%  0.7%   17.2%   3.6%  10.00

                     Averages, Excluding 2nd Steps    69.2%  19.1  13.8%  0.7%   19.9%   3.5% $10.00
                      Medians, Excluding 2nd Steps    70.1%  18.6  12.7%  0.7%   17.7%   3.6%  10.00



            Institutional Information                               Post-IPO Pricing Trends
                                                       ------------------------------------------------
                                                                       Closing Price:
- -----------------------------------------------------  ------------------------------------------------
                                                         First           After           After
                                Conversion             Trading    %     First     %     First     %
Institution                State   Date     Ticker        Day     Chg.  Week(5)   Chg.  Month(6)  Chg.
- -----------                -----   ----     ------        ---     ----  -------   ----  --------  ----
                                                          ($)     (%)     ($)     (%)     ($)     (%)
- -------------------------------------------------------------------------------------------------------

Lenox Bancorp.               OH . 07/17/96  P. Sheet        NT      NA      NT      NA      NT      NA
Acadiana Bancshares          LA . 07/16/96    ANA       $12.00     0.0%     NA      NA      NA      NA
Pennwood SB                  PA . 07/15/96    PWBK        9.50    -5.0%  $9.25    -7.5%     NT      NA
Algiers Bancorp              LA   07/09/96  P. Sheet        NT      NA      NT      NA      NT      NA
Ocean Financial Corp.        NJ . 07/03/96    OCFC       21.25     6.3%  20.13     1.9% $19.75     0.0%
Home Fianncial Bancorp(1)    IN   07/02/96    HWEN       10.25     2.5%   9.88    -1.3%  10.00     0.0%
First Lancaster Bancshares   KY . 07/01/96    FLKY       13.25    32.5%  13.38    -0.9%  13.50     0.0%
Heartland Bancshares         IL   07/01/96  P. Sheet        NT      NA      NT      NA      NT      NA
Kenwood Bancorp(7)           OH . 07/01/96  P. Sheet        NT      NA      NT      NA      NT      NA
Eagle BancGroup              IL . 07/01/96    EGLB       11.25    12.5%  11.25     7.1%  10.50     0.0%
Provident Financial Holdings CA . 06/28/96    PROV       10.97     9.7%  10.81     4.1%  10.38     0.0%
Prstige Bancorp              PA   06/27/96    PRBC       10.38     3.8%  10.25     5.1%   9.75     0.0%
Wayne Bancorp                NJ   06/27/96    WYNE       11.13    11.3%  11.38     5.8%  10.75     0.0%
Mechanics SB(1)              CT   06/26/96    MECH       11.50    15.0%  11.50     2.2%  11.25     0.0%
Dime Community Bancorp       NY . 06/26/96    DIME       12.00    20.0%  12.00     2.1%  11.75     0.0%
Commonwealth Bancorp(7)      PA . 06/17/96    CMSB       10.50     5.0%  10.75     5.5%  10.19     0.0%
CNS Bancorp                  MO . 06/12/96    CNSB       11.00    10.0%  12.00     4.3%  11.50     0.0%
Westwood Financial Corp.(7)  NJ   06/07/96    WWFC       10.75     7.5%  10.38    -2.3%  10.62     0.0%
Lexington B&L Fin. Corp.     MO . 06/06/96    LXMO        9.50    -5.0%   9.75    -3.7%  10.12     0.0%
First Fed. Fin. Bancorp      OH   06/04/96  P. Sheet     10.75     7.5%  10.62    -3.5%  11.00     0.0%
First Fed. Bancshares        AR   05/03/96    FFBH       13.00    30.0%  13.38    -1.9%  13.63     0.0%
Citizens First Fin. Corp.    IL   05/01/96     CBK       10.50     5.0%  10.00    -1.2%  10.13     0.0%
North Cincinnati SB(1)       OH   05/01/96  P. Sheet        NT      NA      NT      NA      NT      NA
Reliance Bancshares(10       WI . 04/19/96    RELI        8.38     4.7%   8.25     3.9%   7.94     0.0%
Catskill Financial Corp.     NY   04/18/96    CATB       10.38     3.8%  10.50     1.2%  10.38     0.0%
Yonkers Financial Corp.      NY . 04/18/96    YFCB        9.75    -2.5%  10.00     0.6%   9.94     0.0%

                                          Average:      $11.33     8.3% $11.27     8.7% $11.21     8.0%
                                          Medians:       10.75     6.3%  10.69     5.6%  10.50     3.8%

                     Averages, Excluding 2nd Steps      $11.41     8.5% $11.35     9.1% $11.31     8.5%
                      Medians, Excluding 2nd Steps       10.97     6.3%  10.72     5.6%  10.50     3.8%

Note:* - Appraisal performed by RP Financial;"NT" - Not Traded;"NA" - Not Applicable, Not Available
(1) Non-OTS regulated thrifts.
(2) As reported in summary pages of prospectus.
(3) As reported in prospectus.
(4) Does not take into account the adoption of SOP 93-6.
(5) Latest price if offering less than one week old.
(6) Latest price if offering more than one week but less than one month old.
(7) Second-step conversions.

     RP FINANCIAL, LC.
     _________________________________________
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700

                                                                                                         Table 5
                                                                                                Market Pricing Comparatives
                                                                                                 Prices As of July 19, 1996



                                                              Per Share Data
                                                 Market      _______________
                                             Capitalization           Book              Pricing Ratios(3)
                                             _______________                 _______________________________________
                                             Price/   Market  12-Mth  Value/

     Financial Institution                  Share(1)   Value  EPS(2)  Share     P/E     P/B    P/A     P/TB  P/CORE
     ---------------------                   _______ _______ _______ _______ _______ _______ _______ _______ _______
                                                ($)   ($Mil)    ($)     ($)     (X)     (%)     (%)     (%)     (x)


     SAIF-Insured Thrifts                     16.83   116.15   1.22   16.54   14.22  102.41   12.88  105.61   15.09
     Converted Last 3 Mths (no MHC)           11.15    47.71   0.41   15.00   17.40   74.73   15.64   77.25   16.97


     Comparable Group
     ________________


     Converted Last 3 Mths (no MHC)
     ______________________________
     ANA   Acadiana Bancshares of LA          12.00    39.34  -0.27   16.67      NM   71.99   12.72   71.99   20.00
     CNSB  CNS Bancorp of MO                  11.50    19.01   0.45   14.07      NM   81.73   18.86   81.73      NM
     CATB  Catskill Fin. Corp. of NY          10.00    56.87   0.47   13.65   21.28   73.26   20.36   73.26   18.52
     CBK   Citizens First Fin.Corp. of IL      9.75    27.48   0.56   13.95   17.41   69.89   10.88   69.89   15.98
     CMSB  Cmnwealth Bancorp of PA            10.12   181.99   0.83   12.41   12.19   81.55    8.49  110.60   12.65
     DIME  Dime Community Bancorp of NY       11.97   174.14   0.63   14.17   19.00   84.47   14.29   96.14   20.64
     EGLB  Eagle BancGroup of IL              11.12    14.49   0.10   16.89      NM   65.84    8.91   65.84      NM
     FFBH  First Fed. Bancshares of AR        12.94    66.69   0.96   15.38   13.48   84.14   13.38   84.14   13.48
     FLKY  First Lancaster Bncshrs of KY      13.37    12.82   0.54   13.47   24.76   99.26   29.61   99.26   24.76
     HWEN  Home Financial Bancorp of IN       10.50     5.31   0.75   14.81   14.00   70.90   13.93   70.90   14.00
     LXMO  Lexington B&L Fin. Corp. of MO      9.75    12.33   0.62   14.27   15.73   68.33   20.10   68.33   15.98
     MECH  Mechanics SB of Hartford CT        11.37    60.15  -2.10   12.94      NM   87.87    8.34   87.87      NM
     MBSP  Mitchell Bancorp of NC             10.62    10.41   0.30   14.34      NM   74.06   28.68   74.06      NM
     OCFC  Ocean Fin. Corp. of NJ             19.62   164.57   1.27   26.36   15.45   74.43   13.96   74.43   15.09
     PWBK  Pennwood SB of PA                   9.12     5.56   0.52   14.83   17.54   61.50   11.64   61.50   12.00
     PRBC  Prestige Bancorp of PA             10.12     9.75   0.41   15.66   24.68   64.62    9.51   64.62   24.68
     PROV  Provident Fin. Holdings of CA      10.37    53.24   0.18   16.29      NM   63.66    8.85   63.66   20.74
     RELI  Reliance Bancshares Inc of WI       8.25    21.14   0.29   11.06      NM   74.59   41.94   74.59      NM
     WYNE  Wayne Bancorp of NJ                11.62    25.92   0.54   16.17   21.52   71.86   12.10   71.86   17.88
     WWFC  Westwood Fin. Corp. of NJ          10.62     6.87   0.99   14.61   10.73   72.69    7.78   84.89   10.73
     YFCB  Yonkers Fin. Corp. of NY            9.50    33.92   0.60   13.07   15.83   72.69   14.10   72.69   14.39

                                                  Dividends(4)                Financial Characteristics(6)
                                            _______________________ _______________________________________________________
                                            Amount/         Payout   Total  Equity/  NPAs/     Reported         Core
                                                                                              ________________ _______________
     Financial Institution                  Share    Yield Ratio(5) Assets  Assets  Assets    ROA     ROE     ROA     ROE
     ---------------------                  ________ ______ _______ ______  _______ _______ _______ _______ _______ _______
                                               ($)     (%)     (%)   ($Mil)     (%)    (%)     (%)     (%)     (%)     (%)


     SAIF-Insured Thrifts                      0.36   2.07   26.64   1,294   13.31    0.96    0.85    7.82    0.80    7.13
     Converted Last 3 Mths (no MHC)            0.01   0.12    1.59     399   20.83    1.42    0.62    2.65    0.77    3.88


     Comparable Group
     ________________


     Converted Last 3 Mths (no MHC)
     ______________________________
     ANA   Acadiana Bancshares of LA           0.00   0.00      NM     309   17.67    1.09   -0.29   -1.62    0.64    3.60
     CNSB  CNS Bancorp of MO                   0.00   0.00    0.00     101   23.07    0.70    0.74    3.20    0.62    2.70
     CATB  Catskill Fin. Corp. of NY           0.00   0.00    0.00     279   27.79      NA    0.96    3.44    1.10    3.96
     CBK   Citizens First Fin.Corp. of IL      0.00   0.00    0.00     252   15.57      NA    0.63    4.01    0.68    4.37
     CMSB  Cmnwealth Bancorp of PA             0.25   2.47   30.17   2,140   10.41    0.44    0.70    6.69    0.67    6.45
     DIME  Dime Community Bancorp of NY        0.00   0.00    0.00   1,218   16.92    2.59    0.75    4.45    0.69    4.09
     EGLB  Eagle BancGroup of IL               0.00   0.00    0.00     163   13.53    0.80    0.08    0.59    0.08    0.59
     FFBH  First Fed. Bancshares of AR         0.00   0.00    0.00     498   15.90    0.09    0.99    6.24    0.99    6.24
     FLKY  First Lancaster Bncshrs of KY       0.00   0.00    0.00      43   29.83    1.23    1.20    4.01    1.20    4.01
     HWEN  Home Financial Bancorp of IN        0.00   0.00    0.00      38   19.64    0.39    0.99    5.06    0.99    5.06
     LXMO  Lexington B&L Fin. Corp. of MO      0.00   0.00    0.00      61   29.42    1.15    1.28    4.34    1.26    4.27
     MECH  Mechanics SB of Hartford CT         0.00   0.00      NM     721    9.49    5.43   -1.54  -16.23    0.00    0.00
     MBSP  Mitchell Bancorp of NC              0.00   0.00    0.00      36   38.73    1.41    0.81    2.09    0.78    2.02
     OCFC  Ocean Fin. Corp. of NJ              0.00   0.00    0.00   1,179   18.75    0.97    0.90    4.82    0.92    4.93
     PWBK  Pennwood SB of PA                   0.00   0.00    0.00      48   18.92    3.50    0.66    3.51    0.97    5.12
     PRBC  Prestige Bancorp of PA              0.00   0.00    0.00     102   14.72    0.38    0.39    2.62    0.39    2.62
     PROV  Provident Fin. Holdings of CA       0.00   0.00    0.00     602   13.90    2.22    0.15    1.10    0.43    3.07
     RELI  Reliance Bancshares Inc of WI       0.00   0.00    0.00      50   56.23      NA    1.47    2.62    1.47    2.62
     WYNE  Wayne Bancorp of NJ                 0.00   0.00    0.00     214   16.83    1.46    0.56    3.34    0.68    4.02
     WWFC  Westwood Fin. Corp. of NJ           0.00   0.00    0.00      88   10.71    0.02    0.73    6.78    0.73    6.78
     YFCB  Yonkers Fin. Corp. of NY            0.00   0.00    0.00     241   19.39    1.63    0.89    4.59    0.98    5.05


     (1) Average of High/Low or Bid/Ask price per share.
     (2) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
     (3) P/E = Price to earnings; P/B = Price to book; P/A = Price to assets; P/TB = Price to tangible book value; and P/CORE =
         Price to estimated core earnings.
     (4) Indicated twelve month dividend, based on last quarterly dividend declared.
     (5) Indicated dividend as a percent of trailing twelve month earnings.
     (6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month earnings and average equity and assets balances.
     (7) Excludes from averages those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.


     Source: Corporate reports, offering circulars, and RP Financial, Inc. calculations.  The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

     Copyright (c) 1995 by RP Financial, Inc.

RP Financial, LC.
Board of Directors
July 19, 1996
Page 12


stocks has become less favorable in recent months. In comparison to the average P/B ratio of all publicly-traded thrifts, which equaled 102.41 percent at July 19, 1996, the average P/B ratio of the recent conversions was discounted by 27.0 percent, and the average core P/E ratio of 16.97 times for the recent conversions reflected a premium of 12.5 percent from the all SAIF-insured average core P/E ratio of 15.09 times. As noted in the original appraisal, the pricing ratios of the better capitalized but lower earning recently converted thrifts suggest that the investment community has determined to discount their stock price on a book basis, until the earnings improve through redeployment and leveraging of the proceeds over the longer term.


Summary of Adjustments
- ----------------------

          In the original appraisal, we made the following adjustments to Home Federal's pro forma value based upon our comparative analysis to the Peer Group:

                                                                 Previous Valuation
     Key Valuation Parameters:                                      Adjustment
     -------------------------                                      ----------
     Financial Condition                                         No Adjustment
     Profitability, Growth and Viability of Earnings             Moderate Downward
     Asset Growth                                                No Adjustment
     Primary Market Area                                         Slight Upward
     Dividends                                                   No Adjustment
     Liquidity of the Shares                                     No Adjustment
     Marketing of the Issue                                      No Adjustment
     Management                                                  No Adjustment
     Effect of Government Regulations and Regulatory Reform      No Adjustment

          The factors concerning the valuation parameters of primary market area, dividends, liquidity of the shares, management and effect of government regulation and regulatory reform did not change since the original appraisal date. Accordingly, those parameters were not discussed further in this update.

          There were no material changes in the updated financial conditions of the Association and the Peer Group, with both Home Federal's and the Peer Group's balance sheets remaining indicative of low risk traditional thrift operating strategies. Home Federal's current lower capital position and lower level of liquidity will be addressed by the infusion of conversion proceeds, which will initially be deployed into short-term investments. The slight advantage maintained by the Peer Group in terms of credit quality, due to higher reserve coverage ratios, and by the Association in terms of funding composition, due to the absence of borrowings and lower funding costs, did not change from the original appraisal. Therefore, as compared to the Peer Group, RP Financial concluded no adjustment continues to be appropriate for Home Federal's financial condition and asset growth potential. The Association's updated reported earnings were depressed by a one time expense stemming from the termination of the current pension plan, which widened the gap between the reported return on average assets ratios posted by the Association and the Peer Group (0.51 percent versus 0.99 percent for the Peer Group). On a core earnings basis, the updated earnings for Home Federal and the Peer Group did not exhibit any material changes from the original appraisal, with the Peer Group continuing to exhibit a core earnings advantage as the result of lower operating expenses. Also consistent with the original appraisal, the Association's stronger net interest margin and higher level of non-operating income partially negated the lower level of operating expenses maintained by the Peer Group. The redeployment of conversion proceeds into interest-earning assets by Home Federal will serve to reduce the Peer Group's core earnings advantage on a return on average assets basis, although on a return on equity basis the Peer Group will realize a more notable earnings advantage following the Association's conversion. Accordingly, we continue to believe

RP Financial, LC.
Board of Directors
July 19, 1996
Page 13


a moderate downward adjustment remains appropriate for the quality, predictability and growth of the Association's earnings relative to the Peer Group's.

          The general market for thrift stocks declined since the date of the original appraisal, with all publicly-traded SAIF-insured thrifts and the Peer Group exhibiting lower pricing ratios compared to the original appraisal date. Similarly, a decline was recorded in the SNL Index for all publicly-traded thrifts since the original appraisal date. Recent thrift offerings have shown signs of weakness, as indicated by fewer oversubscriptions and generally minimal price appreciation in aftermarket trading activity. In some cases, the recent conversions have traded below their IPO prices, despite generally more attractive pro forma pricing compared to earlier in the year. Therefore, taking into consideration the trading activity of recent conversions, as well as market conditions for all publicly-traded thrifts and the Peer Group, we believe a downward adjustment is appropriate for marketing of the issue.


Valuation Approaches
- --------------------

     In applying the accepted valuation methodology promulgated by the OTS, i.e., the pro forma market value approach, we considered the three key pricing ratios in valuing Home Federal's to-be-issued stock -- price/earnings ("P/E"), price/book ("P/B"), and price/assets ("P/A") approaches -- all performed on a pro forma basis including the effects of the conversion proceeds. In computing the pro forma impact of the conversion and the related pricing ratios, the valuation parameters for effective tax rate, reinvestment rate, and stock benefit plan assumptions utilized in the original appraisal did not change in this update. Offering expenses were revised, in light of the reduction in value and resulting lower commission fees The pro assumptions are summarized in Exhibits 3 and 4.

     Consistent with the original appraisal, this updated appraisal continues to be based primarily on fundamental analysis techniques applied to the Peer Group, including the P/E approach, the P/B approach and the P/A approach. To capture the anticipated aftermarket trading of Home Federal's stock, the updated appraisal also incorporates a technical analysis of recently completed stock conversions, including principally the P/B approach which (as discussed in the original appraisal) is the most meaningful pricing ratio as the pro forma P/E ratios reflect an assumed reinvestment rate and do not yet reflect the actual use of proceeds.

     Based on the foregoing, we have concluded that the pro forma market value range of Home Federal's stock is subject to a reduction. Therefore, as of July 19, 1996, the pro forma market value of Home Federal's stock has been reduced from $57,500,000 to $53,000,000 at the midpoint of the valuation range.

     The valuation analysis for the updated appraisal, and the rationale for the valuation conclusion, are set forth in the following paragraphs. Consistent with the original appraisal, RP Financial's updated valuation placed a similar emphasis on the three valuation approaches as in our previous valuation.

     The Association has adopted Statement of Position ("SOP" 93-6) which will cause earnings per share computations to be based on shares issued and outstanding excluding shares owned by an ESOP where there is not a commitment to release such shares. For the purpose of preparing the pro forma pricing tables and exhibits, we have reflected all shares issued in the offering including shares purchased by the ESOP as outstanding to capture the full dilutive impact of such stock to the Association's shareholders. However, we have considered the impact of the Association's adoption of SOP 93-6 in the determination of Home Federal's pro forma value.


          1.   P/E Approach.   In applying the P/E approach, RP Financial's
valuation conclusions were based on the Association's and the Peer Group's recurring or "core" earnings estimates. Home Federal's

RP Financial, LC.
Board of Directors
July 19, 1996
Page 14


reported earnings for the twelve months ended June 30, 1996 were $1.552 million. Consistent with the original appraisal, the Association's reported earnings continued to be representative of core earnings, with the exception of the one time expense resulting from the termination of the current pension plan. Accordingly, in deriving Home Federal's core earnings, the only adjustment required was to eliminate the curtailment pension plan expense of $837,000. As shown below, after tax effecting the adjustment at 39.20 percent, Home Federal's core earnings were determined to equal $2.061 million for the twelve months ended June 30, 1996. (Note: see Exhibit 2 for the adjustments applied to the Peer Group's earnings in the calculation of core earnings).


                                                          Amount
                                                          ------
                                                          ($000)

          Net income                                     $1,552
          Non-recurring pension plan expense(1)             509
                                                            ---
            Estimated core earnings                      $2,061

          (1)  Net of an effective tax rate of 39.20 percent.


          Based on Home Federal's core earnings, and incorporating the impact of the pro forma assumptions discussed previously, the Association's core P/E multiple at the $53.0 million midpoint value equaled 17.18 times (versus the 17.45x midpoint valuation in the original appraisal). Comparatively, the Peer Group posted an average core P/E multiple of 16.69 times, which indicated a premium of 2.9 percent in the Association's core P/E multiple (versus a premium of 1.9 percent as indicated in the original appraisal). The Association's slightly higher premium P/E multiple was accounted for in the slightly higher discount reflected in its updated pro forma P/B ratio. The implied conversion pricing ratios relative to the Peer Group's pricing ratios are indicated in Table 6, and the updated pro forma calculations are detailed in Exhibits 3 and 4.

     2.   P/B Approach.   P/B ratios have generally served as a useful benchmark
          -------------
in the valuation of thrift stocks, with the greater determinant of long term value being earnings. Based on the $53.0 million midpoint value, Home Federal's pro forma P/B ratio was 64.48 percent (versus the 66.77 percent midpoint valuation in the original appraisal). Relative to the average P/B ratio indicated for the Peer Group of 90.03 percent, Home Federal's updated valuation reflected a 28.4 percent discount relative to the Peer Group (versus the 27.4 percent discount applied in the original appraisal). The slightly higher discount reflected under the P/B approach was consistent with the downward adjustment applied for marketing of the issue. In addition to the downward adjustments applied to the Association's value for earnings, and marketing of the issue, Home Federal's discounted P/B ratio takes into consideration its lower pro forma ROE (3.75 percent, based on core earnings, versus 5.59 percent for the Peer Group) and resulting premium P/E multiple.

          In addition to the fundamental analysis applied to the Peer Group, RP Financial utilized a technical analysis of recently completed conversions as a proxy for anticipated aftermarket trading in Home Federal's conversion stock. The recent conversions indicated an average P/B ratio of 74.73 percent. Since complete financial data is not readily available for the recent conversions, RP Financial's valuation analysis in this regard is necessarily limited -- focused primarily on how the market is pricing recent conversions and estimating how such pricing can reasonably be applied to Home Federal's conversion stock. For reasons discussed above, the P/B ratios of the recent conversions provide the most meaningful pricing information. At the $53.0 million midpoint value, Home Federal's pro forma valuation resulted in a 13.7 percent discount relative to the average of the newly converted companies, which was similar to the 12.3 percent discount reflected in the original appraisal. At the super maximum of the valuation range, Home Federal's updated pro forma P/B ratio of 72.26 percent was discounted by 3.3 percent from the recent conversion average P/B ratio.

RP FINANCIAL, LC.
_________________________________________
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700
                                    Table 6
                             Public Market Pricing
                   Home Federal of Elgin and the Comparables
                              As of July 19, 1996


                                                 Market      Per Share Data
                                             Capitalization  _______________              Pricing Ratios(3)
                                             _______________          Book   _______________________________________
                                             Price/   Market  12-Mth  Value/
                                            Share(1)   Value  EPS(2)  Share     P/E     P/B    P/A    P/TB   P/CORE
                                             _______ _______ _______ _______ _______ _______ _______ _______ _______
                                                ($)   ($Mil)    ($)     ($)     (X)     (%)     (%)     (%)     (X)
     Home Federal of Elgin
     _____________________
      Superrange                              10.00    70.09   0.42   13.84   24.03   72.26   19.46   72.26   20.46
      Range Maximum                           10.00    60.95   0.45   14.62   22.29   68.42   17.30   68.42   18.79
      Range Midpoint                          10.00    53.00   0.49   15.51   20.57   64.48   15.34   64.48   17.18
      Range Minimum                           10.00    45.05   0.54   16.72   18.63   59.82   13.31   59.82   15.39

     SAIF-Insured Thrifts(7)
     _______________________
      Averages                                16.83   116.15   1.22   16.54   14.22  102.41   12.88  105.61   15.09
      Medians                                   ---     ---     ---     ---   14.00   98.00   11.62  100.23   15.07

     All Non-MHC State of IL(7)
     __________________________
      Averages                                17.10    68.52   1.16   18.61   14.41   90.86   12.45   91.64   15.87
      Medians                                   ---     ---     ---     ---   15.17   90.13   10.88   90.13   16.29

     Comparable Group Averages
     _________________________
      Averages                                17.24    52.76   1.15   18.93   16.03   90.03   15.20   90.06   16.69
      Medians                                   ---     ---     ---     ---   15.97   87.53   14.59   87.53   16.85

     State of IL
     ___________

     AVND  Avondale Fin. Corp. of IL          12.75    51.19   0.93   15.35   13.71   83.06    8.83   83.06   19.62
     CSBF  CSB Financial Group Inc of IL       9.25     9.57   0.32   12.30     NM    75.20   23.23   75.20     NM
     CBCI  Calumet Bancorp of Chicago IL      28.00    74.70   2.28   31.99   12.28   87.53   14.87   87.53   12.33
     CBSB  Charter Financial Inc. of IL       11.00    54.71   0.65   12.95   16.92   84.94   18.19   87.23   16.92
     CBK   Citizens First Fin.Corp. of IL      9.75    27.48   0.56   13.95   17.41   69.89   10.88   69.89   15.98
     DFIN  Damen Fin. Corp. of Chicago IL     11.75    46.61   0.44   14.34     NM    81.94   19.81   81.94     NM
     EGLB  Eagle BancGroup of IL              11.12    14.49   0.10   16.89     NM    65.84    8.91   65.84     NM
     FBCI  Fidelity Bancorp of Chicago IL     15.50    45.43   0.98   16.91   15.82   91.66   11.04   91.99   16.85
     FNSC  Financial Security Corp. of IL(7)  26.00    39.60   1.42   25.85   18.31  100.58   14.45  100.58   18.98
     FFBI  First Financial Bancorp of IL      15.50     7.32   1.12   16.66   13.84   93.04    8.26   93.04   13.25
     FMBD  First Mutual Bancorp of IL         11.69    50.87   0.61   16.56   19.16   70.59   17.83   70.59   19.81
     FFDP  FirstFed Bancshares of IL          16.25    55.23   1.10   16.62   14.77   97.77    8.82  102.39   23.55
     GTPS  Great American Bancorp of IL       13.87    25.66   0.42   17.95     NM    77.27   21.29   77.27     NM
     HNFC  Hinsdale Financial Corp. of IL     23.75    63.89   1.58   20.20   15.03  117.57    9.37  121.30   15.63
     HMCI  Homecorp, Inc. of Rockford IL      17.12    19.28   1.12   18.41   15.29   92.99    5.64   92.99   22.53
     KNK   Kankakee Bancorp of IL             18.50    26.62   1.15   24.73   16.09   74.81    7.33   80.65   16.37
     LBCI  Liberty Bancorp of Chicago IL      23.50    58.44   1.45   25.66   16.21   91.58    8.72   91.83   16.21
     MAFB  MAF Bancorp of IL                  23.75   124.55   3.11   20.91    7.64  113.58    6.29  113.58    7.42
     NBSI  North Bancshares of Chicago IL     15.25    16.99   0.54   16.92     NM    90.13   15.63   90.13     NM
     SWBI  Southwest Bancshares of IL         27.50    49.34   2.37   23.38   11.60  117.62   14.11  117.62   11.65
     SPBC  St. Paul Bancorp, Inc. of IL       23.25   418.22   1.95   20.64   11.92  112.65   10.41  113.03   12.24
     STND  Standard Fin. of Chicago IL        15.63   255.49   1.03   16.05   15.17   97.38   11.98   97.44   16.81
     SFSB  SuburbFed Fin. Corp. of IL         16.62    20.96   1.41   20.52   11.79   80.99    5.79   81.47   13.74
     WCBI  WestCo Bancorp of IL               22.00    58.92   1.50   18.07   14.67  121.75   19.05  121.75   14.77




                                                          Dividends(4)                 Financial Characteristics(6)
                                            _______________________ _______________________________________________________
                                                                                                 Reported          Core
                                            Amount/         Payout  Total   Equity/  NPAs/  _______________ _______________
                                            Share    Yield Ratio(5) Assets  Assets  Assets    ROA     ROE     ROA     ROE
                                            _______ _______ _______ _______ _______ _______ _______ _______ _______ _______
                                               ($)     (%)     (%)  ($Mil)     (%)     (%)     (%)     (%)     (%)     (%)
     Home Federal of Elgin
     _____________________
      Superrange                              0.00    0.00    0.00     360   26.93    0.40    0.81    3.01    0.95    3.53
      Range Maximum                           0.00    0.00    0.00     352   25.29    0.41    0.78    3.07    0.92    3.64
      Range Midpoint                          0.00    0.00    0.00     345   23.80    0.42    0.75    3.13    0.89    3.75
      Range Minimum                           0.00    0.00    0.00     339   22.25    0.43    0.71    3.21    0.86    3.89


     SAIF-Insured Thrifts(7)
     _______________________
      Averages                                0.36    2.07   26.64   1,294   13.31    0.96    0.85    7.82    0.80    7.13
      Medians                                  ---     ---     ---     ---     ---     ---     ---     ---     ---     ---


     All Non-MHC State of IL(7)
     __________________________
      Averages                                0.27    1.49   23.40     649   14.28    0.64    0.75    6.21    0.72    5.83
      Medians                                  ---     ---     ---     ---     ---     ---     ---     ---     ---     ---


     Comparable Group Averages
     _________________________
      Averages                                0.32    1.85   29.88     340   17.21    0.46    0.99    5.80    0.95    5.59
      Medians                                  ---     ---     ---     ---     ---     ---     ---     ---     ---     ---


     State of IL
     ___________

     AVND  Avondale Fin. Corp. of IL          0.00    0.00    0.00     580   10.63    0.85    0.65    6.66    0.45    4.65
     CSBF  CSB Financial Group Inc of IL      0.00    0.00    0.00      41   30.89    0.78    0.82    3.62    0.82    3.62
     CBCI  Calumet Bancorp of Chicago IL      0.00    0.00    0.00     502   16.99    1.23    1.21    7.25    1.20    7.22
     CBSB  Charter Financial Inc. of IL       0.24    2.18   36.92     301   21.41    0.49    1.12    6.95    1.12    6.95
     CBK   Citizens First Fin.Corp. of IL     0.00    0.00    0.00     252   15.57     NA     0.63    4.01    0.68    4.37
     DFIN  Damen Fin. Corp. of Chicago IL     0.24    2.04   54.55     235   24.17    0.14    0.81    5.02    0.79    4.91
     EGLB  Eagle BancGroup of IL              0.00    0.00    0.00     163   13.53    0.80    0.08    0.59    0.08    0.59
     FBCI  Fidelity Bancorp of Chicago IL     0.24    1.55   24.49     411   12.05     NA     0.77    5.66    0.73    5.31
     FNSC  Financial Security Corp. of IL(7)  0.00    0.00    0.00     274   14.37    2.77    0.77    5.70    0.75    5.50
     FFBI  First Financial Bancorp of IL      0.00    0.00    0.00      89    8.87    0.53    0.69    6.63    0.72    6.93
     FMBD  First Mutual Bancorp of IL         0.28    2.40   45.90     285   25.26    0.16    0.98    4.24    0.95    4.10
     FFDP  FirstFed Bancshares of IL          0.40    2.46   36.36     626    9.02     NA     0.63    6.51    0.39    4.08
     GTPS  Great American Bancorp of IL       0.40    2.88     NM      121   27.55    0.45    0.68    2.55    0.66    2.49
     HNFC  Hinsdale Financial Corp. of IL     0.00    0.00    0.00     682    7.97    0.13    0.62    8.20    0.59    7.88
     HMCI  Homecorp, Inc. of Rockford IL      0.00    0.00    0.00     342    6.07    3.24    0.37    6.28    0.25    4.26
     KNK   Kankakee Bancorp of IL             0.40    2.16   34.78     363    9.80    0.59    0.50    4.56    0.49    4.48
     LBCI  Liberty Bancorp of Chicago IL      0.60    2.55   41.38     670    9.53    0.12    0.56    5.51    0.56    5.51
     MAFB  MAF Bancorp of IL                  0.32    1.35   10.29   1,980    5.54    0.46    0.88   15.21    0.90   15.65
     NBSI  North Bancshares of Chicago IL     0.40    2.62   74.07     109   17.34     NA     0.57    3.03    0.52    2.75
     SWBI  Southwest Bancshares of IL         1.08    3.93   45.57     350   12.00    0.13    1.19    8.95    1.19    8.91
     SPBC  St. Paul Bancorp, Inc. of IL       0.48    2.06   24.62   4,017    9.24    0.49    0.88    9.69    0.86    9.44
     STND  Standard Fin. of Chicago IL        0.32    2.05   31.07   2,132   12.31     NA     0.87    6.21    0.79    5.61
     SFSB  SuburbFed Fin. Corp. of IL         0.32    1.93   22.70     362    7.14    0.27    0.51    7.04    0.44    6.04
     WCBI  WestCo Bancorp of IL               0.48    2.18   32.00     309   15.65    0.58    1.32    8.47    1.31    8.41

RP FINANCIAL, LC.
_________________________________________
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700
                                    Table 6
                             Public Market Pricing
                   Home Federal of Elgin and the Comparables
                              As of July 19, 1996


                                                 Market      Per Share Data
                                             Capitalization  _______________              Pricing Ratios(3)
                                             _______________          Book   _______________________________________
                                             Price/   Market  12-Mth  Value/
                                            Share(1)   Value  EPS(2)  Share     P/E     P/B    P/A    P/TB   P/CORE
                                             _______ _______ _______ _______ _______ _______ _______ _______ _______
                                                ($)   ($Mil)    ($)     ($)     (X)     (%)     (%)     (%)     (X)

     Comparable Group
     ________________

     CBCI  Calumet Bancorp of Chicago IL      28.00    74.70   2.28   31.99   12.28   87.53   14.87   87.53   12.33
     FFYF  FFY Financial Corp. of OH          24.00   124.63   1.34   20.25   17.91  118.52   21.75  118.52   17.39
     FBCI  Fidelity Bancorp of Chicago IL     15.50    45.43   0.98   16.91   15.82   91.66   11.04   91.99   16.85
     FMBD  First Mutual Bancorp of IL         11.69    50.87   0.61   16.56   19.16   70.59   17.83   70.59   19.81
     HMNF  HMN Financial, Inc. of MN          15.25    79.00   1.13   17.54   13.50   86.94   14.57   86.94   15.10
     HBFW  Home Bancorp of Fort Wayne IN      14.75    45.64   0.86   16.60   17.15   88.86   14.59   88.86   17.15
     LARK  Landmark Bancshares of KS          15.25    29.75   0.94   17.05   16.22   89.44   15.38   89.44   18.60
     MFBC  MFB Corp. of Mishawaka IN          14.00    27.64   0.66   19.66   21.21   71.21   13.76   71.21   21.54
     MFFC  Milton Fed. Fin. Corp. of OH       12.25    28.19   0.79   14.91   15.51   82.16   16.42   82.16   16.78
     SWBI  Southwest Bancshares of IL         27.50    49.34   2.37   23.38   11.60  117.62   14.11  117.62   11.65
     WEFC  Wells Fin. Corp. of Wells MN       11.50    25.16   0.72   13.40   15.97   85.82   12.83   85.82   16.43

                                                          Dividends(4)                 Financial Characteristics(6)
                                            _______________________ _______________________________________________________
                                                                                                 Reported          Core
                                            Amount/         Payout  Total   Equity/  NPAs/  _______________ _______________
                                            Share    Yield Ratio(5) Assets  Assets  Assets    ROA     ROE     ROA     ROE
                                            _______ _______ _______ _______ _______ _______ _______ _______ _______ _______
                                               ($)     (%)     (%)  ($Mil)     (%)     (%)     (%)     (%)     (%)     (%)

     Comparable Group
     ________________

     CBCI  Calumet Bancorp of Chicago IL        0.00    0.00    0.00     502   16.99    1.23    1.21    7.25    1.20    7.22
     FFYF  FFY Financial Corp. of OH            0.60    2.50   44.78     573   18.35    0.88    1.21    6.53    1.25    6.73
     FBCI  Fidelity Bancorp of Chicago IL       0.24    1.55   24.49     411   12.05     NA     0.77    5.66    0.73    5.31
     FMBD  First Mutual Bancorp of IL           0.28    2.40   45.90     285   25.26    0.16    0.98    4.24    0.95    4.10
     HMNF  HMN Financial, Inc. of MN            0.00    0.00    0.00     542   16.76    0.14    1.10    6.35    0.99    5.67
     HBFW  Home Bancorp of Fort Wayne IN        0.20    1.36   23.26     313   16.42     NA     0.86    5.00    0.86    5.00
     LARK  Landmark Bancshares of KS            0.40    2.62   42.55     193   17.20    0.37    0.91    5.28    0.79    4.60
     MFBC  MFB Corp. of Mishawaka IN            0.24    1.71   36.36     201   19.32     NA     0.69    3.40    0.68    3.35
     MFFC  Milton Fed. Fin. Corp. of OH         0.52    4.24   65.82     172   19.98    0.40    1.13    4.93    1.05    4.56
     SWBI  Southwest Bancshares of IL           1.08    3.93   45.57     350   12.00    0.13    1.19    8.95    1.19    8.91
     WEFC  Wells Fin. Corp. of Wells MN         0.00    0.00    0.00     196   14.95    0.39    0.81    6.24    0.79    6.07

     (1) Average of high/low or bid/ask price per share.
     (2) EPS (common earnings per share) is based on actual trailing twelve month data and is shown on a pro forma basis.
     (3) P/E = Price to Earnings; P/B = Price to Book; P/A = Price to Assets; P/TB = Price to Tangible Book; and P/CORE = Price to Core Earnings.
     (4) Indicated twelve month dividend, based on last quarterly dividend declared.
     (5) Indicated twelve month dividend as a percent of trailing twelve month earnings.
     (6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and total assets balances.
     (7) Excludes from averages and medians those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.


     Source: Corporate reports, offering circulars, and RP Financial, Inc.
             calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

     Copyright (c) 1995 by RP Financial, Inc.

RP Financial, LC.
Board of Directors
July 19, 1996
Page 17


          3.   P/A Approach.   P/A ratios are generally not as a reliable
               -------------
indicator of market value, as investors do not place significant weight on total assets as a determinant of market value. Investors place significantly greater weight on book value and earnings -- which have received greater weight in our valuation analysis. At the $53.0 million midpoint value, Home Federal exhibited a pro forma P/A ratio of 15.34 percent. In comparison to the Peer Group's average P/A ratio of 15.20 percent, Home Federal's P/A ratio indicated a premium of 0.9 percent (versus a premium of 4.0 percent at the midpoint valuation in the original appraisal).


Summary
- -------

     We have concluded that the Association's estimated pro forma market value should be reduced since the date of the original appraisal, based on recent events in the new issue market, as well as the general downturn in thrift stock market conditions, including the Peer Group's pricing ratios. Based on the foregoing, it is our opinion that, as of July 19, 1996, the aggregate pro forma market value of the Association was $53,000,000 at the midpoint, equal to 5,300,000 shares offered at $10.00 per share. Pursuant to the conversion guidelines, the 15 percent offering range includes a minimum value of $45,050,000 and a maximum value of $60,950,000. Based on the $10.00 per share offering price, this valuation range equates to an offering of 4,505,000 shares at the minimum to 6,095,000 shares at the maximum. The Holding Company's offering also includes a provision for a super maximum, which if exercised, would result in an offering size of $70,092,500, equal to 7,009,250 shares at the $10.00 per share offering price. The comparative pro forma valuation ratios relative to the Peer Group are shown in Table 6, and the key valuation parameters are detailed in Exhibit 3 and Exhibit 4.

                                        Respectfully submitted,

                                        RP FINANCIAL, LC.

                                        /s/ Gregory E. Dunn

                                        Gregory E. Dunn
                                        Senior Vice President

                                    EXHIBITS

RP Financial, LC.


                                LIST OF EXHIBITS


Exhibit
Number            Description
- -------           -----------

  1      Stock Prices:  As of July 19, 1996

  2      Peer Group Core Earnings Analysis

  3      Pro Forma Analysis Sheet

  4      Pro Forma Effect of Conversion Proceeds

  5      Firm Qualifications Statement

                                   EXHIBIT 1

                                  Stock Prices
                              As of July 19, 1996

RP FINANCIAL, LC.
- -----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                     Weekly Thrift Market Line - Part One
                          Prices As Of July 19, 1996

                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                     Shares  Market          52 Week (1)              % Change From
                                                                         ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
- ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- -------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

Market Averages. SAIF-Insured Thrifts(no MHC)
- ---------------------------------------------
SAIF-Insured Thrifts(331)                     16.91   5,923   121.7        18.68   14.40   16.89    0.06  128.96    -0.03
NYSE Traded Companies(12)                     27.84  45,853 1,263.4        30.81   22.01   27.47    1.38  178.29     0.58
AMEX Traded Companies(17)                     13.78   3,282    49.5        15.12   12.29   13.85   -1.09  203.48     0.26
NASDAQ Listed OTC Companies(302)              16.62   4,323    75.7        18.36   14.19   16.60    0.07  121.15    -0.08
California Companies(27)                      18.04  22,424   538.5        20.19   14.51   17.93    0.00   47.84     0.03
Florida Companies(9)                          13.94   5,702    65.1        15.98   12.01   13.73    2.33   89.05     2.55
Mid-Atlantic Companies(68)                    16.37   6,001   104.3        18.03   14.17   16.31    0.21  112.71    -0.03
Mid-West Companies(152)                       17.52   3,768    81.6        19.25   14.94   17.50    0.11  152.21    -0.36
New England Companies(9)                      17.12   3,675    72.2        18.63   14.52   16.90    1.26  157.62    -0.46
North-West Companies(6)                       17.47  13,480   262.0        19.09   13.79   18.05   -3.28   62.54     3.71
South-East Companies(45)                      16.06   3,533    56.5        18.10   13.77   16.08   -0.24  168.62     0.86
South-West Companies(7)                       13.13   1,880    27.4        14.96   12.01   13.24   -0.57  -18.52    -8.23
Western Companies (Excl CA)(8)                15.91   4,137    61.0        16.88   13.50   16.08   -0.94  219.77     3.91
Thrift Strategy(254)                          15.90   3,490    58.6        17.59   13.80   15.90    0.03  100.67    -0.30
Mortgage Banker Strategy(41)                  20.41  11,659   308.6        22.42   16.69   20.33    0.00  207.07     1.52
Real Estate Strategy(17)                      17.60   7,497   126.7        19.28   13.35   17.48    0.68   92.80     0.98
Diversified Strategy(15)                      25.03  29,909   678.1        27.54   20.25   24.91    0.50  184.12     1.04
Retail Banking Strategy(4)                    11.59   3,445    42.0        13.88   10.47   11.72   -1.42  155.68    -7.86
Companies Issuing Dividends(250)              18.13   6,195   136.7        20.02   15.39   18.12    0.00  148.02     0.17
Companies Without Dividends(81)               13.09   5,074    74.8        14.51   11.31   13.05    0.25   48.91    -0.87
Equity/Assets less than 6%(29)                17.03  20,395   413.9        18.88   13.32   16.90    0.39   77.08     2.04
Equity/Assets 6-12%(150)                      19.00   5,574   132.9        21.03   15.86   18.98   -0.04  147.84     0.33
Equity/Assets greater than 12%(152)           14.88   3,571    56.6        16.38   13.19   14.87    0.09   95.06    -0.94
Converted Last 3 Mths (no MHC)(15)            11.52   4,473    53.9        12.17   11.12   11.51    0.35    0.00    -9.72
Actively Traded Companies(53)                 23.01  17,442   435.5        25.30   19.09   22.84    0.45  156.13     1.46
Market Value Below $20 Million(85)            13.85     947    12.2        15.42   12.27   13.86   -0.09   93.46    -4.08
Holding Company Structure(284)                17.27   5,960   127.2        19.06   14.80   17.23    0.22  120.61    -0.23
Assets Over $1 Billion(65)                    23.49  18,845   448.2        25.74   19.04   23.37    0.35  152.51     2.40
Assets $500 Million-$1 Billion(57)            17.07   5,093    76.9        18.81   14.63   17.01    0.36  164.22     0.62
Assets $250-$500 Million(78)                  15.59   2,625    37.3        17.47   13.70   15.67   -0.66   97.87    -0.27
Assets less than $250 Million(131)            14.15   1,406    18.9        15.61   12.27   14.13    0.18   81.30    -1.68
Goodwill Companies(137)                       19.14   9,884   220.3        21.23   15.93   19.10    0.07  150.53     1.42
Non-Goodwill Companies(194)                   15.33   3,110    51.7        16.87   13.32   15.32    0.05   89.58    -1.19
Acquirors of FSLIC Cases(14)                  24.28  34,137   937.4        26.78   19.66   24.06    0.23  186.34    -3.93
                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                             EPS(3)   EPS(3)  Share  Share(4) Share
- ---------------------                            -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)

Market Averages. SAIF-Insured Thrifts(no MHC)
- ---------------------------------------------
SAIF-Insured Thrifts(331)                          1.24    1.12   16.74   16.30   162.42
NYSE Traded Companies(12)                          2.35    1.96   21.36   20.01   355.85
AMEX Traded Companies(17)                          0.79    0.75   15.13   14.97   104.02
NASDAQ Listed OTC Companies(302)                   1.22    1.10   16.63   16.22   157.34
California Companies(27)                           0.80    0.66   18.02   17.56   270.19
Florida Companies(9)                               1.32    1.06   13.43   13.10   166.02
Mid-Atlantic Companies(68)                         1.34    1.28   16.53   15.86   164.80
Mid-West Companies(152)                            1.30    1.15   17.46   17.16   148.59
New England Companies(9)                           1.49    1.25   17.78   16.29   241.42
North-West Companies(6)                            1.28    1.15   13.04   12.36   163.81
South-East Companies(45)                           1.12    1.06   14.66   14.37   123.06
South-West Companies(7)                            1.12    1.05   16.25   15.66   213.57
Western Companies (Excl CA)(8)                     1.07    1.00   16.40   16.00   113.11
Thrift Strategy(254)                               1.08    1.02   16.59   16.24   143.01
Mortgage Banker Strategy(41)                       1.93    1.43   17.35   16.36   240.78
Real Estate Strategy(17)                           1.24    1.19   16.49   16.29   200.60
Diversified Strategy(15)                           2.00    1.97   18.69   18.19   236.98
Retail Banking Strategy(4)                         1.13    0.86   13.56   13.05   158.37
Companies Issuing Dividends(250)                   1.40    1.25   17.31   16.81   165.36
Companies Without Dividends(81)                    0.76    0.71   14.98   14.72   153.22
Equity/Assets less than 6%(29)                     1.42    1.17   14.57   13.69   293.58
Equity/Assets 6-12%(150)                           1.63    1.43   17.28   16.56   208.94
Equity/Assets greater than 12%(152)                0.83    0.81   16.62   16.54    93.20
Converted Last 3 Mths (no MHC)(15)                 0.63    0.66   15.44   14.97    93.88
Actively Traded Companies(53)                      2.00    1.88   18.81   18.03   252.96
Market Value Below $20 Million(85)                 1.03    0.83   16.24   16.15   131.73
Holding Company Structure(284)                     1.23    1.11   17.21   16.76   161.14
Assets Over $1 Billion(65)                         1.85    1.69   19.76   18.47   265.89
Assets $500 Million-$1 Billion(57)                 1.31    1.22   16.23   15.80   171.37
Assets $250-$500 Million(78)                       1.24    1.01   15.94   15.60   154.91
Assets less than $250 Million(131)                 0.89    0.84   15.84   15.80   108.36
Goodwill Companies(137)                            1.49    1.34   17.38   16.32   213.05
Non-Goodwill Companies(194)                        1.06    0.96   16.29   16.29   126.46
Acquirors of FSLIC Cases(14)                       2.19    1.93   18.92   17.73   297.28

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and a re not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and a verage common equity and assets balances.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The infor mation provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1995 by RP Financial, LC.

RP FINANCIAL, LC.
- -----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                  (continued)
                     Weekly Thrift Market Line - Part One
                          Prices As Of July 19, 1996



                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                     Shares  Market          52 Week (1)              % Change From
                                                                         ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
- ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

Market Averages. BIF-Insured Thrifts(no MHC)
- --------------------------------------------
BIF-Insured Thrifts(75)                       16.01   6,472   105.6        17.61   13.08   16.07   -0.30  100.28     5.03
NYSE Traded Companies(3)                      18.58  52,040   933.5        20.00   15.00   17.87    1.53  108.20     6.24
AMEX Traded Companies(5)                      14.27   3,148    44.7        15.77   12.77   14.12    1.02   27.57    -6.15
NASDAQ Listed OTC Companies(67)               16.03   4,437    68.7        17.64   13.01   16.15   -0.51  105.47     5.59
California Companies(3)                       11.62   5,430    67.2        13.21    9.71   11.58    0.17  197.11     8.15
Mid-Atlantic Companies(20)                    17.90  12,726   225.5        19.81   15.13   17.81    0.01   70.09     0.41
Mid-West Companies(1)                          8.25   2,562    21.1         8.50    7.50    8.37   -1.43    0.00     0.00
New England Companies(44)                     16.25   3,901    58.9        17.78   12.86   16.42   -0.59  112.87     7.33
North-West Companies(4)                       13.49   6,364    89.0        15.13   11.13   13.08    3.19   29.22     2.20
South-East Companies(2)                       11.31   2,129    24.9        11.37   11.19   11.25    0.57    0.00     0.00
South-West Companies(1)                        9.00   1,387    12.5        11.50    7.75    9.75   -7.69    0.00     0.00
Thrift Strategy(47)                           16.19   4,486    83.6        17.49   13.21   16.17    0.18  100.96     8.40
Mortgage Banker Strategy(11)                  17.68  15,664   219.6        19.94   14.45   18.10   -2.16  132.51     1.11
Real Estate Strategy(8)                       15.36   4,034    70.3        17.07   11.78   15.36   -0.56  133.15     6.47
Diversified Strategy(7)                       13.03  12,881   178.8        15.36   11.27   12.97    0.35   27.36    -9.97
Retail Banking Strategy(2)                    14.47   1,330    17.8        17.13   13.13   15.06   -3.18   16.56    -7.04
Companies Issuing Dividends(48)               18.63   5,336   111.1        20.37   14.91   18.69   -0.32  109.30     6.84
Companies Without Dividends(27)               11.62   8,382    96.4        12.97   10.01   11.68   -0.27   65.21     0.81
Equity/Assets less than 6-12%(53)             10.67  23,161   262.7        12.69    8.93   10.85   -1.60   55.96    -8.67
Equity/Assets 6-12%(53)                       16.86   5,042    95.8        18.59   13.64   16.95   -0.39  108.74     6.79
Equity/Assets greater than 12%(14)            15.35   4,053    69.4        16.23   12.93   15.25    0.65    0.37     4.97
Converted Last 3 Mths (no MHC)(6)             10.23   3,068    32.2        10.54    9.98   10.27   -0.54    0.00     0.00
Actively Traded Companies(29)                 17.44   8,939   135.6        18.90   14.12   17.57   -0.61  123.83     5.43
Market Value Below $20 Million(14)            12.40   1,354    12.2        13.42    9.95   12.63   -1.79   73.15     6.11
Holding Company Structure(46)                 16.62   5,123    84.4        18.23   13.68   16.68   -0.16  105.74     6.08
Assets Over $1 Billion(16)                    21.26  19,876   365.9        23.36   16.97   21.35   -0.66   92.52     4.09
Assets $500 Million-$1 Billion(19)            18.55   4,712    77.2        20.09   15.40   18.43    0.46  130.36     2.64
Assets $250-$500 Million(23)                  13.54   3,561    39.6        15.27   11.21   13.58    0.47   98.28     6.44
Assets less than $250 Million(17)             12.67   1,476    14.8        13.74   10.23   12.90   -1.69   72.40     6.69
Goodwill Companies(35)                        17.80   9,363   165.7        19.83   14.62   17.97   -1.22  108.52     3.94
Non-Goodwill Companies(40)                    14.57   4,129    56.8        15.80   11.83   14.53    0.45   88.38     6.13
                                                             Current Per Share Financials
                                                        ----------------------------------------
                                                                                 Tangible
                                                        Trailing  12 Mo.   Book    Book
                                                         12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                                    EPS(3)   EPS(3)  Share  Share(4) Share
- ---------------------                                   -------- ------- ------- ------- --------
                                                            ($)     ($)     ($)     ($)     ($)

Market Averages. BIF-Insured Thrifts(no MHC)
- --------------------------------------------
BIF-Insured Thrifts(75)                                    1.28    1.26   15.13   14.52   167.00
NYSE Traded Companies(3)                                   1.02    1.13   18.11   13.88   246.88
AMEX Traded Companies(5)                                   0.85    0.69   14.92   14.35   139.06
NASDAQ Listed OTC Companies(67)                            1.33    1.32   15.00   14.57   165.31
California Companies(3)                                    0.67    0.61   10.12   10.12   149.72
Mid-Atlantic Companies(20)                                 1.38    1.40   17.16   16.35   183.51
Mid-West Companies(1)                                      0.29    0.29   11.06   11.06    19.67
New England Companies(44)                                  1.39    1.34   15.00   14.34   177.00
North-West Companies(4)                                    1.03    1.02   12.45   12.45    95.01
South-East Companies(2)                                    0.01    0.45   15.51   15.51    65.69
South-West Companies(1)                                    1.24    0.97    7.91    7.64    91.48
Thrift Strategy(47)                                        1.20    1.22   15.71   15.02   157.86
Mortgage Banker Strategy(11)                               1.60    1.59   16.51   15.77   232.21
Real Estate Strategy(8)                                    1.35    1.25   11.97   11.93   118.37
Diversified Strategy(7)                                    1.70    1.50   11.47   11.01   161.57
Retail Banking Strategy(2)                                 0.19    0.20   16.33   15.86   258.61
Companies Issuing Dividends(48)                            1.67    1.61   16.70   15.82   192.67
Companies Without Dividends(27)                            0.62    0.69   12.50   12.33   123.89
Equity/Assets less than 6%(8)                              0.92    0.79    9.66    9.56   180.00
Equity/Assets 6-12%(53)                                    1.47    1.43   15.26   14.42   187.12
Equity/Assets more than 12%(14)                            0.75    0.85   17.20   17.20    86.74
Converted Last 3 Mths (no MHC)(6)                         -0.13    0.41   13.92   13.92    69.15
Actively Traded Companies(29)                              1.55    1.54   16.02   15.28   194.05
Market Value Below $20 Million(14)                         1.01    0.93   14.03   13.60   148.41
Holding Company Structure(46)                              1.43    1.42   15.55   15.10   160.19
Assets Over $1 Billion(16)                                 1.90    1.88   18.52   17.01   228.91
Assets $500 Million-$1 Billion(19)                         1.36    1.35   16.35   15.96   183.19
Assets $250-$500 Million(23)                               1.03    1.04   12.99   12.57   140.77
Assets less than $250 Million(17)                          1.04    0.99   14.04   13.68   136.84
Goodwill Companies(35)                                     1.49    1.38   16.44   15.07   211.31
Non-Goodwill Companies(40)                                 1.10    1.17   14.07   14.07   131.08

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and ar e not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and av erage common equity and assets balances.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1995 by RP Financial, LC.

RP FINANCIAL, LC.
- -----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                  (continued)
                     Weekly Thrift Market Line - Part One
                          Prices As Of July 19, 1996

                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                     Shares  Market          52 Week (1)              % Change From
                                                                         ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
- ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

Market Averages. MHC Institutions
- ---------------------------------
SAIF-Insured Thrifts(18)                      15.45   5,020    23.4        18.09   12.89   15.37    0.50  103.10    -7.39
BIF-Insured Thrifts(2)                        15.50  21,543   127.3        18.06   13.69   15.56   -0.28  166.84    -3.07
NASDAQ Listed OTC Companies(20)               15.45   6,672    33.8        18.09   12.97   15.39    0.42  124.35    -6.96
Florida Companies(3)                          18.00   5,507    45.0        21.50   15.96   17.50    2.58    0.00   -11.68
Mid-Atlantic Companies(8)                     13.75   7,697    25.4        16.56   11.97   13.78   -0.36   62.50    -8.98
Mid-West Companies(7)                         15.67   1,911    11.3        17.80   12.31   15.64    0.59  143.70    -5.94
New England Companies(1)                      21.00  39,813   248.1        23.12   17.75   21.12   -0.57  166.84    10.53
North-West Companies(1)                       14.37   2,155    11.3        17.00   11.82   14.37    0.00    0.00    -1.17
Thrift Strategy(18)                           15.20   5,082    23.2        17.87   12.76   15.12    0.50  103.10    -8.25
Mortgage Banker Strategy(1)                   14.37   2,155    11.3        17.00   11.82   14.37    0.00    0.00    -1.17
Diversified Strategy(1)                       21.00  39,813   248.1        23.12   17.75   21.12   -0.57  166.84    10.53
Companies Issuing Dividends(20)               15.45   6,672    33.8        18.09   12.97   15.39    0.42  124.35    -6.96
Equity/Assets less than 6%(1)                 14.50   1,610    10.8        17.25   11.00   14.50    0.00    0.00    -8.63
Equity/Assets 6-12%(12)                       17.00   8,139    44.4        19.73   14.14   16.97    0.04  124.35    -6.69
Equity/Assets greater than 12%(7)             12.94   4,880    19.1        15.39   11.23   12.80    1.13    0.00    -7.17
Actively Traded Companies(1)                  16.25   6,512    32.5        17.50   13.25   15.75    3.17   62.50    -1.52
Market Value Below $20 Million(1)             13.00   1,250     7.3        14.25   10.50   13.00    0.00    0.00    -6.27
Holding Company Structure(1)                  16.25   6,512    32.5        17.50   13.25   15.75    3.17   62.50    -1.52
Assets Over $1 Billion(3)                     16.04  24,800   108.8        19.04   14.42   16.21   -1.39  166.84    -6.04
Assets $500 Million-$1 Billion(6)             16.21   5,835    37.9        19.42   14.25   15.92    1.61   62.50    -9.23
Assets $250-$500 Million(3)                   17.41   2,255    15.3        20.87   13.87   17.67   -1.43  143.70    -7.90
Assets less than $250 Million(8)              13.93   2,159     9.7        15.69   11.12   13.83    0.91    0.00    -5.24
Goodwill Companies(9)                         15.76  11,295    53.0        18.50   13.35   15.73    0.28  124.35    -6.39
Non-Goodwill Companies(11)                    15.20   2,890    18.2        17.75   12.65   15.10    0.54    0.00    -7.42
MHC Institutions(20)                          15.45   6,672    33.8        18.09   12.97   15.39    0.42  124.35    -6.96
                                                        Current Per Share Financials
                                                    ----------------------------------------
                                                                             Tangible
                                                    Trailing  12 Mo.   Book    Book
                                                     12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                                EPS(3)   EPS(3)  Share  Share(4) Share
- ---------------------                               -------- ------- ------- ------- -------
                                                        ($)     ($)     ($)     ($)     ($)

Market Averages. MHC Institutions
- ---------------------------------
SAIF-Insured Thrifts(18)                              0.85    0.83   13.16   12.91   126.55
BIF-Insured Thrifts(2)                                1.13    0.94   11.49   11.49   124.34
NASDAQ Listed OTC Companies(20)                       0.88    0.84   13.00   12.77   126.33
Florida Companies(3)                                  1.29    1.26   14.73   14.68   145.72
Mid-Atlantic Companies(8)                             0.56    0.62   12.15   11.77   107.34
Mid-West Companies(7)                                 0.87    0.79   13.39   13.37   136.71
New England Companies(1)                              1.90    1.53   14.12   14.12   176.59
North-West Companies(1)                               1.21    1.09   10.71    9.48    97.22
Thrift Strategy(18)                                   0.80    0.79   13.06   12.88   125.16
Mortgage Banker Strategy(1)                           1.21    1.09   10.71    9.48    97.22
Diversified Strategy(1)                               1.90    1.53   14.12   14.12   176.59
Companies Issuing Dividends(20)                       0.88    0.84   13.00   12.77   126.33
Equity/Assets less than 6%(1)                         1.23    1.26   13.64   13.64   229.43
Equity/Assets 6-12%(12)                               0.96    0.96   14.20   13.92   148.90
Equity/Assets greater than 12%(7)                     0.68    0.58   10.84   10.68    72.92
Actively Traded Companies(1)                          1.24    1.19   13.98   12.14   147.32
Market Value Below $20 Million(1)                     0.48    0.39   13.41   13.41   113.76
Holding Company Structure(1)                          1.24    1.19   13.98   12.14   147.32
Assets Over $1 Billion(3)                             1.12    0.99   11.88   11.56   121.22
Assets $500 Million-$1 Billion(6)                     1.04    1.06   14.49   14.12   143.41
Assets $250-$500 Million(3)                           1.21    1.18   15.94   15.90   187.55
Assets less than $250 Million(8)                      0.54    0.51   11.19   11.04    92.49
Goodwill Companies(9)                                 1.08    0.95   13.16   12.65   128.21
Non-Goodwill Companies(11)                            0.71    0.76   12.87   12.87   124.80
MHC Institutions(20)                                  0.88    0.84   13.00   12.77   126.33

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and a re not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and a verage common equity and assets balances.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics. (9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calc ulations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

     Copyright (c) 1995 by RP Financial, LC.

RP FINANCIAL, LC.
- -----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                  (continued)
                     Weekly Thrift Market Line - Part One
                          Prices As Of July 19, 1996

                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                     Shares  Market          52 Week (1)              % Change From
                                                                         ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
- ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NYSE Traded Companies
- ---------------------
AHM   Ahmanson and Co. H.F. of CA             24.75 107,188 2,652.9        27.75   21.00   25.00   -1.00   32.00    -6.60
CAL   CalFed Inc. of Los Angeles CA           19.25  49,313   949.3        19.25   13.50   17.37   10.82   -4.66    22.22
CSA   Coast Savings Financial of CA           30.75  18,583   571.4        35.12   19.37   30.75    0.00  166.00   -11.18
CFB   Commercial Federal Corp. of NE          37.00  15,067   557.5        39.00   30.75   36.12    2.44  902.71    -1.99
DME   Dime Savings Bank, FSB of NY*           12.00  98,847 1,186.2        13.75   10.12   12.50   -4.00   19.28     3.27
DSL   Downey Financial Corp. of CA            20.50  16,973   347.9        24.05   17.02   21.00   -2.38   19.60    -5.75
FRC   First Republic Bancorp of CA*           13.37   7,349    98.3        15.37   11.00   13.62   -1.84  197.11     1.91
FED   FirstFed Fin. Corp. of CA               17.37  10,624   184.5        18.50   12.37   17.37    0.00    7.55    23.02
GLN   Glendale Fed. Bk, FSB of CA             17.50  44,085   771.5        19.62   12.50   17.25    1.45    7.69    -0.68
GDW   Golden West Fin. Corp. of CA            53.87  57,924 3,120.4        56.69   44.37   52.87    1.89  105.69    -2.50
GWF   Great Western Fin. Corp. of CA          22.62 137,392 3,107.8        27.12   20.25   21.88    3.38   30.22   -10.84
GPT   GreenPoint Fin. Corp. of NY*            30.37  49,924 1,516.2        30.87   23.87   27.50   10.44    N.A.    13.53
SFB   Standard Fed. Bancorp of MI             38.50  31,324 1,206.0        43.12   33.62   38.50    0.00  313.53    -2.21
TCB   TCF Financial Corp. of MN               34.50  35,924 1,239.4        37.62   24.75   33.37    3.39  420.36     4.17
WES   Westcorp Inc. of Orange CA              17.50  25,836   452.1        21.91   14.64   18.12   -3.42  138.74    -0.68


AMEX Traded Companies
- ---------------------
ANA   Acadiana Bancshares of LA*              12.00   3,278    39.3        12.12   12.00   12.00    0.00    N.A.     N.A.
BKC   American Bank of Waterbury CT*          25.75   2,286    58.9        27.62   21.62   25.37    1.50   37.33    -5.50
BFD   BostonFed Bancorp of MA                 11.75   6,590    77.4        12.62   10.00   11.87   -1.01    N.A.     0.00
CFX   Cheshire Fin. Corp. of NH*              13.00   7,566    98.4        17.50   12.50   13.00    0.00    9.24   -16.83
CZF   Citisave Fin. Corp. of LA               14.12     965    13.6        16.50   12.75   14.50   -2.62    N.A.    -4.27
CBK   Citizens First Fin.Corp. of IL           9.75   2,818    27.5        10.50    9.62    9.94   -1.91    N.A.     N.A.
ESX   Essex Bancorp of VA(8)                   2.69   1,051     2.8         5.50    1.75    2.62    2.67  -83.94    43.09
FCB   Falmouth Co-Op Bank of MA*              10.75   1,455    15.6        11.37   10.25   10.50    2.38    N.A.     N.A.
GAF   GA Financial Corp. of PA                10.87   8,900    96.7        11.50   10.37   10.75    1.12    N.A.     N.A.
KNK   Kankakee Bancorp of IL                  18.50   1,439    26.6        21.00   18.25   18.87   -1.96   85.00    -1.96
KYF   Kentucky First Bancorp of KY            14.87   1,389    20.7        15.25   11.37   15.00   -0.87    N.A.    20.21
NYB   New York Bancorp, Inc. of NY            26.87  11,725   315.1        26.87   19.00   25.87    3.87  278.98    19.42
PDB   Piedmont Bancorp of NC                  12.87   2,645    34.0        13.62   12.00   12.62    1.98    N.A.     2.96
PLE   Pinnacle Bank of AL                     16.87     890    15.0        19.25   15.50   16.62    1.50  149.93    -6.28
SSB   Scotland Bancorp of NC                  12.25   1,840    22.5        12.62   11.62   12.12    1.07    N.A.     N.A.
SZB   SouthFirst Bancshares of AL             12.25     855    10.5        16.00   11.37   12.50   -2.00    N.A.   -20.97
SRN   Southern Banc Company of AL             12.75   1,455    18.6        13.37   11.37   12.62    1.03    N.A.    -0.93
SSM   Stone Street Bancorp of NC              16.50   1,825    30.1        18.50   16.25   16.62   -0.72    N.A.     N.A.
TSH   Teche Holding Company of LA             12.50   4,094    51.2        14.50   12.00   12.87   -2.87    N.A.    -9.09
FTF   Texarkana Fst. Fin. Corp of AR          15.63   1,984    31.0        16.50   12.50   16.00   -2.31    N.A.    10.69
THR   Three Rivers Fin. Corp. of MI           12.75     860    11.0        13.62   11.37   13.12   -2.82    N.A.     4.08
TBK   Tolland Bank of CT*                      9.87   1,157    11.4        10.25    7.50    9.75    1.23   36.14     3.89
WSB   Washington SB, FSB of MD                 5.00   4,220    21.1         6.25    3.75    5.63  -11.19  300.00     0.00


NASDAQ Listed OTC Companies
- ---------------------------
FBCV  1st Bancorp of Vincennes IN             27.00     666    18.0        32.86   26.00   27.00    0.00    N.A.    -7.44
WFSB  1st Washington Bancorp of VA(8)          8.00   9,883    79.1         8.03    5.00    7.94    0.76  100.00    14.29
ALBK  ALBANK Fin. Corp. of Albany NY          25.37  13,288   337.1        30.62   22.81   25.62   -0.98    9.12     1.48
AMFC  AMB Financial Corp. of IN               10.75   1,124    12.1        11.00    9.75   10.25    4.88    N.A.     N.A.
ASBP  ASB Financial Corp. of OH               14.25   1,714    24.4        16.50   11.62   15.00   -5.00    N.A.   -10.21
ABBK  Abington Savings Bank of MA(8)*         15.75   1,884    29.7        18.50   13.75   15.94   -1.19  137.92    -8.70
AADV  Advantage Bancorp of WI                 33.00   3,449   113.8        34.50   24.60   33.25   -0.75  258.70     9.27
AFCB  Affiliated Comm BC, Inc of MA           17.62   5,072    89.4        18.00   16.06   16.75    5.19    N.A.     1.44
ALBC  Albion Banc Corp. of Albion NY          16.50     261     4.3        18.75   14.75   14.75   -1.49   26.92     0.00
                                                  Current Per Share Financials
                                              ----------------------------------------
                                                                       Tangible

Financial Institution                         Trailing  12 Mo.   Book    Book
- ---------------------
                                               12 Mo.   Core    Value/  Value/  Assets
                                               EPS(3)   EPS(3)  Share  Share(4) Share
                                              -------- ------- ------- ------- -------
                                                  ($)     ($)     ($)     ($)     ($)
NYSE Traded Companies
- ---------------------
AHM   Ahmanson and Co. H.F. of CA                3.65    0.44   20.40   19.12   442.46
CAL   CalFed Inc. of Los Angeles CA              1.69    1.59   12.64   12.64   289.58
CSA   Coast Savings Financial of CA              2.09    1.81   22.89   22.51   443.41
CFB   Commercial Federal Corp. of NE             3.47    3.45   26.57   23.87   439.20
DME   Dime Savings Bank, FSB of NY*              0.68    0.93    9.98    9.87   196.40
DSL   Downey Financial Corp. of CA               1.68    1.47   22.83   22.43   274.12
FRC   First Republic Bancorp of CA*              0.35    0.34   15.17   15.15   268.42
FED   FirstFed Fin. Corp. of CA                  0.71    0.79   18.38   18.07   392.11
GLN   Glendale Fed. Bk, FSB of CA                0.42    0.99   17.49   16.12   325.92
GDW   Golden West Fin. Corp. of CA               4.42    4.37   39.79   37.43   597.27
GWF   Great Western Fin. Corp. of CA             1.92    1.75   18.42   16.13   318.96
GPT   GreenPoint Fin. Corp. of NY*               2.03    2.12   29.18   16.62   275.83
SFB   Standard Fed. Bancorp of MI                3.92    3.54   30.02   25.61   431.63
TCB   TCF Financial Corp. of MN                  2.78    2.63   15.10   14.44   196.44
WES   Westcorp Inc. of Orange CA                 1.42    0.71   11.78   11.74   119.08


AMEX Traded Companies
- ---------------------
ANA   Acadiana Bancshares of LA*                -0.27    0.60   16.67   16.67    94.34
BKC   American Bank of Waterbury CT*             2.02    0.82   19.37   18.37   226.11
BFD   BostonFed Bancorp of MA                    0.20    0.17   13.90   13.90   102.85
CFX   Cheshire Fin. Corp. of NH*                 1.15    0.95   11.98   10.69   126.66
CZF   Citisave Fin. Corp. of LA                  1.02    0.70   15.02   15.01    82.61
CBK   Citizens First Fin.Corp. of IL             0.56    0.61   13.95   13.95    89.59
ESX   Essex Bancorp of VA(8)                     0.97   -2.35    7.72   -0.25   300.25
FCB   Falmouth Co-Op Bank of MA*                 0.25    0.26   14.84   14.84    60.43
GAF   GA Financial Corp. of PA                   0.33    0.44   14.34   14.34    63.90
KNK   Kankakee Bancorp of IL                     1.15    1.13   24.73   22.94   252.38
KYF   Kentucky First Bancorp of KY               0.57    0.57   14.28   14.28    60.46
NYB   New York Bancorp, Inc. of NY               2.72    2.58   13.58   13.58   234.92
PDB   Piedmont Bancorp of NC                     0.58    0.59   14.05   14.05    47.20
PLE   Pinnacle Bank of AL                        1.71    1.53   17.10   16.50   208.76
SSB   Scotland Bancorp of NC                     0.38    0.38   14.38   14.38    38.27
SZB   SouthFirst Bancshares of AL                0.55    0.76   15.48   15.48   103.98
SRN   Southern Banc Company of AL                0.36    0.36   15.51   15.34    76.12
SSM   Stone Street Bancorp of NC                 0.43    0.43   21.43   21.43    63.62
TSH   Teche Holding Company of LA                0.92    0.90   14.51   14.51    84.54
FTF   Texarkana Fst. Fin. Corp of AR             1.48    1.11   16.98   16.98    82.35
THR   Three Rivers Fin. Corp. of MI              0.51    0.49   14.90   14.81    94.69
TBK   Tolland Bank of CT*                        1.12    0.82   11.74   11.19   187.76
WSB   Washington SB, FSB of MD                   0.59    0.44    4.97    4.97    60.42


NASDAQ Listed OTC Companies
- ---------------------------
FBCV  1st Bancorp of Vincennes IN                9.81   -0.71   32.33   32.33   410.09
WFSB  1st Washington Bancorp of VA(8)            0.51    0.21    4.79    4.79    80.47
ALBK  ALBANK Fin. Corp. of Albany NY             2.21    2.21   23.58   20.81   244.99
AMFC  AMB Financial Corp. of IN                  0.31    0.31   14.37   14.37    71.65
ASBP  ASB Financial Corp. of OH                  0.64    0.64   15.04   15.04    65.18
ABBK  Abington Savings Bank of MA(8)*            0.85    0.56   16.52   14.45   253.96
AADV  Advantage Bancorp of WI                    0.78    0.45   32.89   12.45   123.76

RP FINANCIAL, LC.
- -----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                        (continued)
                             Weekly Thrift Market Line - Part One
                                 Prices As Of July 19, 1996

                                             Market Capitalization                      Price Change Data
                                            -----------------------      ------------------------------------------------
                                                     Shares  Market          52 Week (1)              % Change From
                                                                         ----------------        ------------------------
                                             Price/  Outst- Capital-                       Last    Last  Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week    Week  1994(2) 1995(2)
- ---------------------                       ------- ------- --------     ------- ------- ------- ------- ------- --------
                                              ($)    (000)   ($Mil)        ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
ATSB  AmTrust Capital Corp. of IN              9.00     567     5.1        11.25    8.50    8.56    5.14    N.A.   -12.20
AHCI  Ambanc Holding Co. of NY*                9.50   5,422    51.5        10.31    9.38    9.50    0.00    N.A.    -6.03
ASBI  Ameriana Bancorp of IN                  13.25   3,325    44.1        14.44   12.19   13.31   -0.45   43.55    -7.02
AFFFZ America First Fin. Fund of CA           26.50   6,011   159.3        29.75   24.50   26.25    0.95   41.33   -10.92
AMFB  American Federal Bank of SC             16.25  10,921   177.5        16.75   14.25   15.87    2.39  242.11     6.56
ANBK  American Nat'l Bancorp of MD             9.87   3,980    39.3        10.62    8.51   10.50   -6.00    N.A.     1.23
ABCW  Anchor Bancorp Wisconsin of WI          35.00   4,934   172.7        36.25   25.90   34.62    1.10   19.17    -2.43
ANDB  Andover Bancorp, Inc. of MA*            24.12   4,243   102.3        27.00   19.00   24.75   -2.55  124.37    14.20
ASFC  Astoria Financial Corp. of NY           25.75  21,509   553.9        28.13   18.50   26.19   -1.68   -1.90    12.89
AVND  Avondale Fin. Corp. of IL               12.75   4,015    51.2        15.25   12.50   12.62    1.03    N.A.   -12.07
BFSI  BFS Bankorp, Inc. of NY                 38.00   1,635    62.1        39.75   26.00   38.25   -0.65  319.43     7.80
BKCT  Bancorp Connecticut of CT*              21.25   2,706    57.5        23.50   13.75   22.75   -6.59  142.86    43.68
BPLS  Bank Plus Corp. of CA                    8.87  18,242   161.8        10.50    5.00    8.88   -0.11    N.A.    -1.44
BWFC  Bank West Fin. Corp. of MI              11.75   2,296    27.0        11.75    8.75   11.50    2.17    N.A.    16.11
BANC  BankAtlantic Bancorp of FL              13.62  11,743   159.9        16.00   12.00   13.25    2.79  161.92    -9.20
BKUNA BankUnited SA of FL                      7.50   5,693    42.7         8.75    6.12    7.25    3.45   38.12    22.55
BKCO  Bankers Corp. of NJ*                    17.50  12,794   223.9        18.78   16.25   17.25    1.45  180.00     7.69
BVFS  Bay View Capital Corp. of CA            33.62   6,885   231.5        35.25   24.00   32.50    3.45   70.23    17.96
BFSB  Bedford Bancshares of VA                16.50   1,195    19.7        18.75   15.75   16.50    0.00   57.14    -5.01
BSBC  Branford SB of CT*                       3.00   6,559    19.7         3.50    2.12    3.00    0.00   41.51     4.53
BRFC  Bridgeville SB, FSB of PA(8)            15.37   1,124    17.3        15.37   12.25   15.00    2.47    7.86     6.00
BYFC  Broadway Fin. Corp. of CA               10.00     893     8.9        11.00   10.00   10.00    0.00    N.A.     N.A.
CBCO  CB Bancorp of Michigan City IN          17.25   1,188    20.5        19.25   13.00   17.00    1.47   56.82    -4.17
CCFH  CCF Holding Company of GA               11.75   1,131    13.3        12.75   10.75   11.87   -1.01    N.A.    -7.84
CENF  CENFED Financial Corp. of CA            21.62   5,031   108.8        23.41   17.95   21.62    0.00   37.88    -0.92
CFSB  CFSB Bancorp of Lansing MI              21.00   4,467    93.8        24.00   18.64   20.25    3.70  133.33    -2.33
CKFB  CKF Bancorp of Danville KY              19.50     932    18.2        20.25   13.25   19.50    0.00    N.A.     1.30
CNSB  CNS Bancorp of MO                       11.50   1,653    19.0        12.00   11.00   11.50    0.00    N.A.     N.A.
CSBF  CSB Financial Group Inc of IL            9.25   1,035     9.6         9.62    8.81    9.25    0.00    N.A.    -2.63
CFHC  California Fin. Hld. Co. of CA          22.31   4,689   104.6        22.75   16.25   22.37   -0.27  112.48     8.83
CBCI  Calumet Bancorp of Chicago IL           28.00   2,668    74.7        28.50   26.75   28.00    0.00   38.27     0.90
CAFI  Camco Fin. Corp. of OH                  18.00   2,070    37.3        19.29   13.81   19.25   -6.49    N.A.     5.02
CMRN  Cameron Fin. Corp. of MO                13.62   2,850    38.8        15.50   11.87   13.50    0.89    N.A.    -5.22
CAPS  Capital Savings Bancorp of MO           18.62   1,039    19.3        19.50   16.50   18.12    2.76   40.53     0.65
CARV  Carver FSB of New York, NY               7.75   2,314    17.9        10.75    6.88    8.00   -3.13   24.00   -13.89
CASB  Cascade SB of Everett WA                14.12   2,040    28.8        17.25   12.40   16.50  -14.42   10.31     6.17
CATB  Catskill Fin. Corp. of NY*              10.00   5,687    56.9        10.75    9.87   10.00    0.00    N.A.     N.A.
CNIT  Cenit Bancorp of Norfolk VA             32.94   1,606    52.9        40.25   32.50   32.50    1.35  107.43   -10.37
CTBK  Center Banks, Inc. of NY*               13.69     932    12.8        15.25   13.50   13.50    1.41   24.45    -2.63
CFCX  Center Fin. Corp of CT(8)*              24.28  14,487   351.7        24.31   15.12   24.25    0.12  259.70    38.74
CEBK  Central Co-Op. Bank of MA*              16.50   1,933    31.9        17.75   10.75   17.75   -7.04  214.29    10.00
CJFC  Central Jersey Fin. Corp of NJ(8)       29.62   2,668    79.0        31.31   21.00   30.00   -1.27  217.81    18.48
CBSB  Charter Financial Inc. of IL            11.00   4,974    54.7        12.25    9.54   11.00    0.00    N.A.     1.76
COFI  Charter One Financial of OH(8)          34.38  45,115 1,551.1        38.00   25.50   33.62    2.26   96.46    12.28
CVAL  Chester Valley Bancorp of PA            19.00   1,580    30.0        20.48   18.12   18.25    4.11   67.70    -1.30
CRCL  Circle Financial Corp.of OH(8)          34.00     708    24.1        35.50   25.00   35.00   -2.86  209.09    25.93
CTZN  CitFed Bancorp of Dayton OH             37.25   5,686   211.8        39.50   31.00   36.25    2.76  313.89     7.97
CLAS  Classic Bancshares of KY                10.87   1,322    14.4        11.75   10.37   10.69    1.68    N.A.    -7.49
CMSB  Cmnwealth Bancorp of PA                 10.12  17,953   182.0        12.39    8.65   10.19   -0.69    N.A.    -9.72
CBSA  Coastal Bancorp of Houston TX           18.00   4,962    89.3        18.75   15.63   18.50   -2.70    N.A.     2.86
CFCP  Coastal Fin. Corp. of SC                19.50   3,427    66.8        19.50   11.84   22.00  -11.36   95.00    54.27
COFD  Collective Bancorp Inc. of NJ           24.12  20,374   491.4        28.25   21.75   23.25    3.74  216.54    -4.93
CMSV  Commty. Svgs, MHC of FL(47.6)           16.25   4,869    38.7        18.25   14.25   16.00    1.56    N.A.    -4.41
CBIN  Community Bank Shares of IN             12.75   1,984    25.3        14.75   12.00   12.00    6.25    N.A.   -10.53
CBNH  Community Bankshares Inc of NH*         18.25   2,423    44.2        19.75   15.75   18.50   -1.35  386.67    -3.29
                                                    Current Per Share Financials
                                              ----------------------------------------
                                                                       Tangible
                                              Trailing  12 Mo.   Book    Book
                                               12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                          EPS(3)   EPS(3)  Share  Share(4) Share
- ---------------------                         -------- ------- ------- ------- -------
                                                 ($)     ($)     ($)     ($)     ($)
NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
ATSB  AmTrust Capital Corp. of IN               0.37    0.08   13.32   13.18   128.87
AHCI  Ambanc Holding Co. of NY*                -0.02   -0.03   13.87   13.87    72.36
ASBI  Ameriana Bancorp of IN                    1.00    0.97   13.41   13.39   115.21
AFFFZ America First Fin. Fund of CA             3.20    3.18   26.41   25.79   388.14
AMFB  American Federal Bank of SC               1.55    1.69   10.07    9.29   122.62
ANBK  American Nat'l Bancorp of MD              0.37    0.36   12.31   12.31   112.82
ABCW  Anchor Bancorp Wisconsin of WI            2.94    2.86   24.00   23.37   355.61
ANDB  Andover Bancorp, Inc. of MA*              2.25    2.36   20.44   20.44   269.10
ASFC  Astoria Financial Corp. of NY             2.21    2.19   26.16   21.28   306.07
AVND  Avondale Fin. Corp. of IL                 0.93    0.65   15.35   15.35   144.39
BFSI  BFS Bankorp, Inc. of NY                   6.20    5.99   28.20   28.20   346.45
BKCT  Bancorp Connecticut of CT*                1.65    1.65   16.09   16.09   148.88
BPLS  Bank Plus Corp. of CA                    -3.75   -3.91   12.47   12.45   179.78
BWFC  Bank West Fin. Corp. of MI                0.41    0.24   11.99   11.99    60.63
BANC  BankAtlantic Bancorp of FL                1.44    1.12   11.65   10.70   139.90
BKUNA BankUnited SA of FL                       1.12    0.86    7.93    7.49   129.72
BKCO  Bankers Corp. of NJ*                      1.62    1.71   14.69   14.38   149.72
BVFS  Bay View Capital Corp. of CA             -0.46    1.15   29.46   28.72   421.78
BFSB  Bedford Bancshares of VA                  1.20    1.20   15.85   15.85    98.41
BSBC  Branford SB of CT*                        0.20    0.20    2.31    2.31    26.59
BRFC  Bridgeville SB, FSB of PA(8)              0.59    0.59   14.13   14.13    49.57
BYFC  Broadway Fin. Corp. of CA                 0.49    0.55   14.73   14.73   129.03
CBCO  CB Bancorp of Michigan City IN            2.07    2.07   15.79   15.79   172.41
CCFH  CCF Holding Company of GA                 0.59    0.56   14.79   14.79    69.65
CENF  CENFED Financial Corp. of CA              1.97    1.36   21.02   20.98   420.11
CFSB  CFSB Bancorp of Lansing MI                1.58    1.55   14.30   14.30   172.40
CKFB  CKF Bancorp of Danville KY                0.75    0.75   17.21   17.21    63.05
CNSB  CNS Bancorp of MO                         0.45    0.38   14.07   14.07    60.98
CSBF  CSB Financial Group Inc of IL             0.32    0.32   12.30   12.30    39.82
CFHC  California Fin. Hld. Co. of CA            0.77    0.67   18.40   18.23   272.46
CBCI  Calumet Bancorp of Chicago IL             2.28    2.27   31.99   31.99   188.31
CAFI  Camco Fin. Corp. of OH                    2.02    1.54   13.83   13.83   166.04
CMRN  Cameron Fin. Corp. of MO                  0.97    0.96   16.06   16.06    60.52
CAPS  Capital Savings Bancorp of MO             1.75    1.75   20.34   20.34   194.95
CARV  Carver FSB of New York, NY                0.33    0.33   15.02   14.30   158.88
CASB  Cascade SB of Everett WA                  0.86    0.45    9.94    9.94   159.93
CATB  Catskill Fin. Corp. of NY*                0.47    0.54   13.65   13.65    49.12
CNIT  Cenit Bancorp of Norfolk VA               1.57    1.84   29.00   27.92   415.61
CTBK  Center Banks, Inc. of NY*                 1.27    1.31   16.32   16.32   230.66
CFCX  Center Fin. Corp of CT(8)*                1.60    1.09   15.46   14.44   253.30
CEBK  Central Co-Op. Bank of MA*                0.99    0.93   16.38   14.30   164.61
CJFC  Central Jersey Fin. Corp of NJ(8)         1.89    1.80   20.58   19.13   174.74
CBSB  Charter Financial Inc. of IL              0.65    0.65   12.95   12.61    60.48
COFI  Charter One Financial of OH(8)            0.37    2.39   20.16   19.84   292.01
CVAL  Chester Valley Bancorp of PA              1.54    1.48   15.90   15.90   173.78
CRCL  Circle Financial Corp.of OH(8)            1.47    1.26   34.51   29.94   324.02
CTZN  CitFed Bancorp of Dayton OH               2.84    2.32   30.62   26.54   456.89
CLAS  Classic Bancshares of KY                  0.21    0.19   14.76   14.76    51.28
CMSB  Cmnwealth Bancorp of PA                   0.83    0.80   12.41    9.15   119.19
CBSA  Coastal Bancorp of Houston TX             1.93    1.92   18.76   15.22   566.10
CFCP  Coastal Fin. Corp. of SC                  1.51    1.36    9.79    9.79   160.91
COFD  Collective Bancorp Inc. of NJ             2.62    2.56   17.50   16.25   248.29
CMSV  Commty. Svgs, MHC of FL(47.6)             0.99    0.96   15.35   15.35   129.90
CBIN  Community Bank Shares of IN               0.96    0.94   12.84   12.84   113.06
CBNH  Community Bankshares Inc of NH*           1.41    1.17   15.46   15.46   213.92

RP FINANCIAL, LC.
- -----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                               (continued)
                                    Weekly Thrift Market Line - Part One
                                        Prices As Of July 19, 1996

                                             Market Capitalization                      Price Change Data
                                            -----------------------      ------------------------------------------------
                                                     Shares  Market          52 Week (1)              % Change From
                                                                         ----------------        ------------------------
                                             Price/  Outst- Capital-                       Last    Last  Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week    Week  1994(2) 1995(2)
- ---------------------                       ------- ------- --------     ------- ------- ------- ------- ------- --------
                                              ($)    (000)   ($Mil)        ($)     ($)     ($)     (%)     (%)      (%)
NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
CFTP  Community Fed. Bancorp of MS            12.75   4,629    59.0        13.75   12.25   13.00   -1.92    N.A.     N.A.
CFFC  Community Fin. Corp. of VA              20.75   1,270    26.4        21.00   15.00   19.50    6.41  196.43    15.28
CIBI  Community Inv. Corp. of OH              15.00     701    10.5        17.50   13.50   15.00    0.00    N.A.    -1.64
COOP  Cooperative Bk.for Svgs. of NC          17.50   1,492    26.1        22.50   16.50   16.50    6.06   75.00   -14.63
CNSK  Covenant Bank for Svgs. of NJ*          12.00   1,959    23.5        13.22    8.84   12.00    0.00    N.A.    -9.23
CRZY  Crazy Woman Creek Bncorp of WY          10.25   1,058    10.8        11.00   10.00   10.12    1.28    N.A.     N.A.
DNFC  D&N Financial Corp. of MI               12.50   7,565    94.6        14.25   10.37   12.62   -0.95   42.86     3.14
DSBC  DS Bancor Inc. of Derby CT*             33.50   3,029   101.5        36.50   23.33   34.50   -2.90  103.65    31.37
DFIN  Damen Fin. Corp. of Chicago IL          11.75   3,967    46.6        11.94   11.00   11.50    2.17    N.A.     3.34
DIME  Dime Community Bancorp of NY            11.97  14,548   174.1        12.12   11.69   11.75    1.87    N.A.     N.A.
DIBK  Dime Financial Corp. of CT*             14.75   5,024    74.1        15.63   10.37   15.00   -1.67   40.48     9.26
EGLB  Eagle BancGroup of IL                   11.12   1,303    14.5        11.75   10.50   11.00    1.09    N.A.     N.A.
EBSI  Eagle Bancshares of Tucker GA           15.00   3,117    46.8        19.00   14.00   14.75    1.69  106.90   -21.05
EGFC  Eagle Financial Corp. of CT             24.25   4,491   108.9        27.75   21.25   24.75   -2.02  177.14    -7.62
ETFS  East Texas Fin. Serv. of TX             14.75   1,194    17.6        16.75   13.75   14.50    1.72    N.A.    -9.23
EBCP  Eastern Bancorp of NH                   17.00   3,597    61.1        18.33   14.33   16.00    6.25   35.46    -4.66
ESBK  Elmira SB of Elmira NY*                 16.75     706    11.8        18.75   14.50   18.00   -6.94   16.56   -10.67
EFBI  Enterprise Fed. Bancorp of OH           14.00   2,085    29.2        18.00   13.75   14.00    0.00    N.A.    -5.08
EQSB  Equitable FSB of Wheaton MD             24.00     600    14.4        26.25   21.00   24.00    0.00    N.A.    -4.00
FFFG  F.F.O. Financial Group of FL             2.75   8,430    23.2         3.00    2.25    2.62    4.96  -66.91     7.42
FCBF  FCB Fin. Corp. of Neenah WI             17.25   2,513    43.3        18.50   15.50   17.25    0.00    N.A.    -6.76
FFBS  FFBS Bancorp of Columbus MS             23.00   1,573    36.2        24.25   16.00   22.50    2.22    N.A.    35.29
FFDF  FFD Financial Corp. of OH               10.50   1,455    15.3        10.75   10.00   10.25    2.44    N.A.     N.A.
FFLC  FFLC Bancorp of Leesburg FL             18.50   2,619    48.5        20.25   17.25   18.00    2.78    N.A.    -1.33
FFFC  FFVA Financial Corp. of VA              16.75   5,426    90.9        18.25   13.37   17.00   -1.47    N.A.    21.82
FFWC  FFW Corporation of Wabash IN            19.25     739    14.2        20.00   16.50   19.25    0.00    N.A.    -2.53
FFYF  FFY Financial Corp. of OH               24.00   5,193   124.6        24.00   19.75   23.75    1.05    N.A.    14.29
FMCO  FMS Financial Corp. of NJ               16.00   2,468    39.5        17.50   14.75   16.25   -1.54   77.78    -5.88
FFHH  FSF Financial Corp. of MN               11.87   3,861    45.8        13.50   11.50   11.62    2.15    N.A.    -8.69
FMLY  Family Bancorp of Haverhill MA(8)*      23.37   4,215    98.5        25.25   14.92   23.87   -2.09  348.56    30.78
FMCT  Farmers & Mechanics Bank of CT(8)*      30.37   1,661    50.4        30.37   16.00   30.25    0.40    N.A.    38.05
FOBC  Fed One Bancorp of Wheeling WV          14.00   2,558    35.8        16.25   13.25   14.12   -0.85   40.00    -7.41
FFRV  Fid. Fin. Bkshrs. Corp. of VA           12.75   2,279    29.1        14.75   12.00   12.75    0.00   45.71    -8.07
FBCI  Fidelity Bancorp of Chicago IL          15.50   2,931    45.4        17.00   13.50   15.75   -1.59    N.A.     0.85
FSBI  Fidelity Bancorp, Inc. of PA            16.00   1,367    21.9        17.50   13.41   16.00    0.00  106.99     6.67
FFFL  Fidelity FSB, MHC of FL(47.2)           12.75   6,720    40.4        17.00   12.00   12.50    2.00    N.A.   -21.54
FFED  Fidelity Fed. Bancorp of IN             11.75   2,493    29.3        14.77   10.46   11.25    4.44   66.67   -20.45
FFOH  Fidelity Financial of OH                 9.87   4,074    40.2        10.89    5.61    9.81    0.61    N.A.    -9.37
FIBC  Financial Bancorp of NY                 13.25   1,796    23.8        14.87   12.37   12.37    7.11    N.A.    -3.64
FNSC  Financial Security Corp. of IL(8)       26.00   1,523    39.6        26.50   17.00   25.37    2.48  160.00    16.85
FSBS  First Ashland Fin. Corp. of KY(8)       18.25   1,463    26.7        18.37   13.00   18.25    0.00    N.A.    25.86
FBSI  First Bancshares of MO                  15.75   1,302    20.5        17.00   15.25   15.63    0.77   23.53    -1.56
FBBC  First Bell Bancorp of PA                13.87   8,166   113.3        14.25   11.87   13.37    3.74    N.A.     3.74
FBER  First Bergen Bancorp of NJ               9.25   3,174    29.4        10.00    9.00    9.12    1.43    N.A.     N.A.
FCIT  First Cit. Fin. Corp of MD              16.25   2,914    47.4        19.09   14.09   16.25    0.00   87.00    -5.91
FFBA  First Colorado Bancorp of Co            13.50  20,134   271.8        13.62    8.25   13.62   -0.88  309.09    22.84
FDEF  First Defiance Fin.Corp. of OH          10.12  10,978   111.1        11.00    8.11   10.12    0.00    N.A.     0.00
FESX  First Essex Bancorp of MA*              10.44   6,046    63.1        12.00    8.62   10.25    1.85   74.00    -8.18
FFES  First FS&LA of E. Hartford CT           17.25   2,594    44.7        21.50   16.50   17.50   -1.43  165.38   -13.75
FSSB  First FS&LA of San Bern. CA             10.00     328     3.3        14.50   10.00   10.00    0.00    0.00   -20.00
FFSX  First FS&LA. MHC of IA (45.0)           24.37   1,706    18.4        28.62   18.00   24.75   -1.54  143.70    -8.90
FFML  First Family Bank, FSB of FL            21.00     545    11.4        23.00   14.50   21.00    0.00  223.08     0.00
FFSW  First Fed Fin. Serv. of OH              29.50   3,275    96.6        29.50   18.24   29.50    0.00   73.53    36.64
BDJI  First Fed. Bancorp. of MN               13.00     819    10.6        14.75   12.00   12.25    6.12    N.A.    -5.45
FFBH  First Fed. Bancshares of AR             12.94   5,154    66.7        14.00   12.75   13.12   -1.37    N.A.     N.A.
                                                    Current Per Share Financials
                                              ----------------------------------------
                                                                       Tangible
                                              Trailing  12 Mo.   Book    Book
                                               12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                          EPS(3)   EPS(3)  Share  Share(4) Share
- ---------------------                         -------- ------- ------- ------- -------
                                                 ($)     ($)     ($)     ($)      ($)
NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
CFTP  Community Fed. Bancorp of MS              0.43    0.42   14.34   14.34    43.32
CFFC  Community Fin. Corp. of VA                1.58    1.58   17.24   17.24   125.82
CIBI  Community Inv. Corp. of OH                1.20    1.14   17.45   17.45   121.56
COOP  Cooperative Bk.for Svgs. of NC            0.60    0.51   19.64   17.27   210.32
CNSK  Covenant Bank for Svgs. of NJ*            0.97    0.97    8.74    8.74   172.93
CRZY  Crazy Woman Creek Bncorp of WY            0.34    0.29   14.67   14.67    44.86
DNFC  D&N Financial Corp. of MI                 1.80    1.59   10.16   10.00   180.40
DSBC  DS Bancor Inc. of Derby CT*               2.69    2.41   26.99   26.06   411.93
DFIN  Damen Fin. Corp. of Chicago IL            0.44    0.43   14.34   14.34    59.32
DIME  Dime Community Bancorp of NY              0.63    0.58   14.17   12.45    83.75
DIBK  Dime Financial Corp. of CT*               1.93    2.17   10.63   10.10   133.64
EGLB  Eagle BancGroup of IL                     0.10    0.10   16.89   16.89   124.84
EBSI  Eagle Bancshares of Tucker GA             1.53    1.48   11.91   11.91   179.12
EGFC  Eagle Financial Corp. of CT               3.66    1.79   22.70   16.42   318.09
ETFS  East Texas Fin. Serv. of TX               0.87    0.81   18.90   18.90    96.28
EBCP  Eastern Bancorp of NH                     1.40    1.16   17.65   16.62   229.33
ESBK  Elmira SB of Elmira NY*                   0.46    0.46   19.89   19.00   315.91
EFBI  Enterprise Fed. Bancorp of OH             0.99    0.68   15.52   15.49    99.61
EQSB  Equitable FSB of Wheaton MD               3.42    3.39   22.75   22.75   433.56
FFFG  F.F.O. Financial Group of FL              0.15    0.15    2.18    2.18    36.26
FCBF  FCB Fin. Corp. of Neenah WI               1.02    1.00   18.78   18.78   101.73
FFBS  FFBS Bancorp of Columbus MS               1.00    1.00   15.37   15.37    78.55
FFDF  FFD Financial Corp. of OH                 0.52    0.52   14.08   14.08    50.24
FFLC  FFLC Bancorp of Leesburg FL               1.15    1.16   21.42   21.42   126.20
FFFC  FFVA Financial Corp. of VA                1.19    1.16   15.57   15.26    95.42
FFWC  FFW Corporation of Wabash IN              1.74    1.94   21.76   21.76   201.48
FFYF  FFY Financial Corp. of OH                 1.34    1.38   20.25   20.25   110.37
FMCO  FMS Financial Corp. of NJ                 1.69    1.69   13.49   13.12   204.99
FFHH  FSF Financial Corp. of MN                 0.48    0.48   13.51   13.51    84.61
FMLY  Family Bancorp of Haverhill MA(8)*        2.01    1.80   16.84   15.41   217.12
FMCT  Farmers & Mechanics Bank of CT(8)*        0.20   -0.07   17.95   17.95   323.27
FOBC  Fed One Bancorp of Wheeling WV            1.31    1.31   16.53   15.65   136.43
FFRV  Fid. Fin. Bkshrs. Corp. of VA             1.35    1.33   12.01   12.00   141.10
FBCI  Fidelity Bancorp of Chicago IL            0.98    0.92   16.91   16.85   140.37
FSBI  Fidelity Bancorp, Inc. of PA              1.25    1.23   16.06   15.93   220.51
FFFL  Fidelity FSB, MHC of FL(47.2)             0.73    0.68   12.06   11.92   117.84
FFED  Fidelity Fed. Bancorp of IN               1.38    1.30    5.70    5.70   112.37
FFOH  Fidelity Financial of OH                  0.46    0.46   12.47   12.47    61.22
FIBC  Financial Bancorp of NY                   0.80    0.79   14.33   14.25   134.48
FNSC  Financial Security Corp. of IL(8)         1.42    1.37   25.85   25.85   179.89
FSBS  First Ashland Fin. Corp. of KY(8)         0.51    0.51   16.24   16.24    61.67
FBSI  First Bancshares of MO                    0.80    0.79   18.26   18.22   107.89
FBBC  First Bell Bancorp of PA                  0.94    0.93   13.99   13.99    66.45
FBER  First Bergen Bancorp of NJ                0.20    0.30   13.46   13.46    81.46
FCIT  First Cit. Fin. Corp of MD                1.45    1.18   13.45   13.45   214.18
FFBA  First Colorado Bancorp of Co              0.69    0.69   11.90   11.76    73.52
FDEF  First Defiance Fin.Corp. of OH            0.53    0.52   12.22   12.22    48.12
FESX  First Essex Bancorp of MA*                1.28    1.08   10.18   10.18   132.80
FFES  First FS&LA of E. Hartford CT             1.98    1.96   22.29   22.22   359.84
FSSB  First FS&LA of San Bern. CA              -0.52   -1.09   17.77   16.97   314.90
FFSX  First FS&LA. MHC of IA (45.0)             1.62    1.49   21.53   21.42   255.87
FFML  First Family Bank, FSB of FL              2.34    1.38   15.77   15.77   281.19
FFSW  First Fed Fin. Serv. of OH                2.41    1.94   16.15   14.69   303.35
BDJI  First Fed. Bancorp. of MN                 0.85    0.85   17.65   17.65   122.75
FFBH  First Fed. Bancshares of AR               0.96    0.96   15.38   15.38    96.71

RP FINANCIAL, LC.
- -----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                 (continued )
                     Weekly Thrift Market Line - Part One
                          Prices As Of July 19, 1996


                                            Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                     Shares  Market          52 Week (1)              % Change From
                                                                         ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
- ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
FFEC  First Fed. Bancshares of WI             15.12   6,855   103.6        16.19   12.25   14.75    2.51    N.A.    -0.85
FTFC  First Fed. Capital Corp. of WI          19.75   6,298   124.4        22.87   15.75   19.75    0.00   75.56     9.72
FFKY  First Fed. Fin. Corp. of KY             21.50   4,215    90.6        22.00   14.12   20.00    7.50   36.51    39.88
FFBZ  First Federal Bancorp of OH             24.50     785    19.2        24.50   16.00   24.50    0.00  145.00    20.99
FFWM  First Fin. Corp of Western MD           21.00   2,188    45.9        23.75   17.75   21.12   -0.57  110.00     6.33
FFCH  First Fin. Holdings Inc. of SC          18.50   6,366   117.8        22.25   17.50   19.00   -2.63   51.02    -3.90
FFBI  First Financial Bancorp of IL           15.50     472     7.3        16.25   15.00   15.50    0.00    N.A.    -3.13
FFHC  First Financial Corp. of WI             22.12  29,905   661.5        24.00   17.00   22.75   -2.77   40.44    -3.83
FFHS  First Franklin Corp. of OH              15.00   1,187    17.8        17.50   13.50   15.50   -3.23   14.33    -5.48
FGHC  First Georgia Hold. Corp of GA           6.00   2,024    12.1         7.83    4.17    6.50   -7.69   56.66   -21.77
FSPG  First Home SB, SLA of NJ                17.75   2,030    36.0        19.00   15.75   17.75    0.00  195.83    -6.58
FFSL  First Independence Corp. of KS          17.87     583    10.4        19.25   15.75   17.75    0.68    N.A.    -4.69
FISB  First Indiana Corp. of IN               21.62   8,294   179.3        25.19   17.34   22.25   -2.83   60.15     0.75
FKFS  First Keystone Fin. Corp of PA          17.00   1,292    22.0        20.87   14.37   17.25   -1.45    N.A.   -18.54
FLKY  First Lancaster Bncshrs of KY           13.37     959    12.8        13.62   13.12   13.62   -1.84    N.A.     N.A.
FLFC  First Liberty Fin. Corp. of GA          20.75   3,982    82.6        22.75   17.00   21.00   -1.19  172.31    -2.35
CASH  First Midwest Fin. Corp. of IA          21.75   1,790    38.9        24.25   18.25   21.75    0.00    N.A.    -7.45
FMBD  First Mutual Bancorp of IL              11.69   4,352    50.9        14.75   11.50   12.00   -2.58    N.A.   -14.17
FMSB  First Mutual SB of Bellevue WA*         12.25   2,447    30.0        16.00    9.28   12.25    0.00   58.06    -9.53
FNGB  First Northern Cap. Corp of WI          15.25   4,557    69.5        16.50   13.25   15.25    0.00    4.74    -7.58
FFPB  First Palm Beach Bancorp of FL          20.25   5,181   104.9        24.87   19.94   20.25    0.00    N.A.    -4.12
FSNJ  First SB of NJ, MHC (45.0)              14.00   3,062    19.0        19.50   13.00   14.62   -4.24    N.A.   -18.84
FSBC  First SB, FSB of Clovis NM               5.50     696     3.8         7.00    5.25    5.50    0.00  -18.52   -18.52
FSLA  First SB, SLA MHC of NJ (37.6)          16.25   6,512    32.5        17.50   13.25   15.75    3.17   62.50    -1.52
SOPN  First SB, SSB, Moore Co. of NC          17.75   3,744    66.5        20.25   17.00   18.00   -1.39    N.A.    -0.34
FWWB  First Savings Bancorp of WA*            14.75  10,065   148.5        15.63   12.37   14.50    1.72    N.A.    12.42
SHEN  First Shenango Bancorp of PA            20.37   2,308    47.0        22.25   19.00   20.06    1.55    N.A.    -0.63
FSFC  First So.east Fin. Corp. of SC(8)        9.38   4,101    38.5        20.25    9.12    9.62   -2.49    N.A.   -50.63
FSFI  First State Fin. Serv. of NJ(8)         12.81   4,025    51.6        14.12   10.00   12.87   -0.47  215.52    -5.95
FFDP  FirstFed Bancshares of IL               16.25   3,399    55.2        17.62   12.67   16.37   -0.73  143.99    14.68
FLAG  Flag Financial Corp of GA               12.00   2,008    24.1        15.00   11.25   11.50    4.35   22.45   -12.73
FFPC  Florida First Bancorp of FL(8)          11.12   3,374    37.5        11.25    6.25   11.00    1.09  491.49    50.88
FFIC  Flushing Fin. Corp. of NY*              17.12   7,958   136.2        18.25   14.12   16.87    1.48    N.A.    11.39
FBHC  Fort Bend Holding Corp. of TX           17.00     817    13.9        20.25   17.00   17.25   -1.45    N.A.    -5.56
FTSB  Fort Thomas Fin. Corp. of KY            16.37   1,574    25.8        17.75   11.25   16.37    0.00    N.A.    35.07
FKKY  Frankfort First Bancorp of KY           12.00   3,450    41.4        15.87   11.00   12.25   -2.04    N.A.    -9.43
GFSB  GFS Bancorp of Grinnell IA              20.25     515    10.4        20.75   15.75   20.25    0.00    N.A.     1.25
GUPB  GFSB Bancorp of Gallup NM               13.25     949    12.6        15.00   12.87   13.56   -2.29    N.A.    -7.02
GWBC  Gateway Bancorp of KY                   13.50   1,176    15.9        16.25   13.50   13.75   -1.82    N.A.    -5.26
GBCI  Glacier Bancorp of MT                   21.12   3,360    71.0        22.27   16.14   21.25   -0.61  337.27    14.72
GLBK  Glendale Co-op. Bank of MA*             16.50     247     4.1        19.00   13.00   16.50    0.00    N.A.   -12.00
GFCO  Glenway Financial Corp. of OH           19.75   1,091    21.5        24.50   18.50   20.50   -3.66    N.A.   -19.39
GTPS  Great American Bancorp of IL            13.87   1,850    25.7        15.12   11.87   13.25    4.68    N.A.    -4.74
GTFN  Great Financial Corp. of KY             26.12  14,653   382.7        27.37   20.00   25.50    2.43    N.A.    11.15
GSBC  Great Southern Bancorp of MO            27.00   4,434   119.7        27.75   20.75   27.00    0.00  824.66     9.09
GDVS  Greater DV SB,MHC of PA(19.9)*          10.00   3,272     6.5        13.00    9.62   10.00    0.00    N.A.   -16.67
GRTR  Greater New York SB of NY*              10.50  13,289   139.5        13.31   10.00   10.62   -1.13   12.78   -12.50
GSFC  Green Street Fin. Corp. of NC           12.87   4,298    55.3        13.12   12.12   13.00   -1.00    N.A.     N.A.
GROV  GroveBank for Savings of MA*            29.00   1,542    44.7        31.25   23.25   29.50   -1.69  226.94    17.17
GFED  Guaranty FS&LA,MHC of MO(31.1)          11.75   3,125     9.1        12.50    8.00   11.25    4.44    N.A.    -1.01
GSLC  Guaranty Svgs & Loan FA of VA            7.50     919     6.9         8.50    6.37    7.75   -3.23    N.A.    -3.23
HEMT  HF Bancorp of Hemet CA                   9.25   6,612    61.2        10.25    8.37    9.25    0.00    N.A.    -6.28
HFFC  HF Financial Corp. of SD(8)             15.25   3,055    46.6        16.75   13.44   15.25    0.00  205.00     0.00
HFNC  HFNC Financial Corp. of NC              16.00  17,192   275.1        16.62   13.12   16.00    0.00    N.A.    21.95
HMNF  HMN Financial, Inc. of MN               15.25   5,180    79.0        16.50   13.75   15.50   -1.61    N.A.    -4.69
                                                Current Per Share Financials
                                            ----------------------------------------
                                                                     Tangible
                                            Trailing  12 Mo.   Book    Book
                                             12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                        EPS(3)   EPS(3)  Share  Share(4) Share
- ---------------------                       -------- ------- ------- ------- -------
                                                ($)     ($)     ($)     ($)     ($)
NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
FFEC  First Fed. Bancshares of WI             0.82    0.80   14.04   13.47    98.07
FTFC  First Fed. Capital Corp. of WI          1.88    1.38   15.03   14.15   219.45
FFKY  First Fed. Fin. Corp. of KY             1.32    1.15   11.69   10.91    83.28
FFBZ  First Federal Bancorp of OH             2.39    2.35   17.23   17.21   220.63
FFWM  First Fin. Corp of Western MD           0.64    0.59   18.70   18.70   149.22
FFCH  First Fin. Holdings Inc. of SC          1.62    1.65   15.04   15.04   227.64
FFBI  First Financial Bancorp of IL           1.12    1.17   16.66   16.66   187.74
FFHC  First Financial Corp. of WI             2.33    2.27   13.29   12.62   181.21
FFHS  First Franklin Corp. of OH              1.10    1.08   17.31   17.31   182.08
FGHC  First Georgia Hold. Corp of GA          0.59    0.59    5.73    5.07    70.22
FSPG  First Home SB, SLA of NJ                2.19    2.13   14.97   14.57   229.74
FFSL  First Independence Corp. of KS          1.95    1.95   22.03   22.03   174.32
FISB  First Indiana Corp. of IN               2.11    1.79   15.98   15.75   178.41
FKFS  First Keystone Fin. Corp of PA          1.01    1.09   17.84   17.84   215.33
FLKY  First Lancaster Bncshrs of KY           0.54    0.54   13.47   13.47    45.15
FLFC  First Liberty Fin. Corp. of GA          2.15    1.70   16.84   14.14   246.53
CASH  First Midwest Fin. Corp. of IA          1.95    1.55   21.72   20.25   173.02
FMBD  First Mutual Bancorp of IL              0.61    0.59   16.56   16.56    65.56
FMSB  First Mutual SB of Bellevue WA*         1.45    1.43   10.07   10.07   151.61
FNGB  First Northern Cap. Corp of WI          1.03    0.88   15.98   15.98   125.56
FFPB  First Palm Beach Bancorp of FL          1.69    1.68   21.60   21.03   282.84
FSNJ  First SB of NJ, MHC (45.0)              0.08    0.66   17.70   17.70   217.79
FSBC  First SB, FSB of Clovis NM              0.53    0.41    7.86    7.86   165.94
FSLA  First SB, SLA MHC of NJ (37.6)          1.24    1.19   13.98   12.14   147.32
SOPN  First SB, SSB, Moore Co. of NC          1.00    1.02   17.94   17.94    68.45
FWWB  First Savings Bancorp of WA*            0.53    0.52   15.25   15.25    59.11
SHEN  First Shenango Bancorp of PA            1.44    1.36   20.40   20.40   154.12
FSFC  First So.east Fin. Corp. of SC(8)       0.78    0.77   17.19   17.19    87.66
FSFI  First State Fin. Serv. of NJ(8)         0.96    0.75   10.69   10.13   156.19
FFDP  FirstFed Bancshares of IL               1.10    0.69   16.62   15.87   184.23
FLAG  Flag Financial Corp of GA               1.05    0.93   10.76   10.76   112.53
FFPC  Florida First Bancorp of FL(8)          0.75    0.69    6.24    6.24    90.11
FFIC  Flushing Fin. Corp. of NY*              0.48    0.46   17.39   17.39    92.91
FBHC  Fort Bend Holding Corp. of TX           2.06    1.81   21.51   21.51   298.86
FTSB  Fort Thomas Fin. Corp. of KY            0.70    0.70   13.58   13.58    55.88
FKKY  Frankfort First Bancorp of KY           0.53    0.42   13.87   13.87    40.18
GFSB  GFS Bancorp of Grinnell IA              1.57    1.54   18.91   18.91   157.11
GUPB  GFSB Bancorp of Gallup NM               0.76    0.76   17.09   17.09    74.21
GWBC  Gateway Bancorp of KY                   0.66    0.66   15.52   15.52    62.08
GBCI  Glacier Bancorp of MT                   1.76    1.76   11.41   11.39   118.52
GLBK  Glendale Co-op. Bank of MA*             1.13    0.95   23.71   23.71   145.36
GFCO  Glenway Financial Corp. of OH           1.37    1.31   24.02   23.39   255.37
GTPS  Great American Bancorp of IL            0.42    0.41   17.95   17.95    65.16
GTFN  Great Financial Corp. of KY             1.55    1.26   19.19   18.88   169.06
GSBC  Great Southern Bancorp of MO            2.48    2.33   15.04   14.79   148.62
GDVS  Greater DV SB,MHC of PA(19.9)*          0.35    0.35    8.86    8.86    72.09
GRTR  Greater New York SB of NY*              0.89    0.87   11.01   11.01   193.82
GSFC  Green Street Fin. Corp. of NC           0.62    0.62   13.78   13.78    43.71
GROV  GroveBank for Savings of MA*            2.96    2.79   23.79   23.74   381.30
GFED  Guaranty FS&LA,MHC of MO(31.1)          0.58    0.31    8.69    8.69    59.37
GSLC  Guaranty Svgs & Loan FA of VA           0.70    0.43    6.93    6.93   112.04
HEMT  HF Bancorp of Hemet CA                  0.20    0.20   13.05   13.04   114.09
HFFC  HF Financial Corp. of SD(8)             1.41    1.10   16.86   16.81   187.90
HFNC  HFNC Financial Corp. of NC              0.32    0.38   14.21   14.21    41.66
HMNF  HMN Financial, Inc. of MN               1.13    1.01   17.54   17.54   104.64

RP FINANCIAL, LC.
- -----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700


                         Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part One
                          Prices As Of July 19, 1996

                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                     Shares  Market          52 Week (1)              % Change From
                                                                         ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
- ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
HALL  Hallmark Capital Corp. of WI            14.50   1,443    20.9        16.25   13.75   14.75   -1.69    N.A.    -6.45
HARB  Harbor FSB, MHC of FL (45.7)            25.00   4,933    56.0        29.25   21.62   24.00    4.17    N.A.    -9.09
HRBF  Harbor Federal Bancorp of MD            12.50   1,754    21.9        15.50   12.50   12.50    0.00   25.00   -13.79
HFSA  Hardin Bancorp of Hardin MO             11.75   1,058    12.4        13.00   11.00   11.75    0.00    N.A.    -7.84
HARL  Harleysville SA of PA                   17.50   1,287    22.5        19.75   15.00   17.50    0.00   -1.41    16.67
HARS  Harris SB, MHC of PA (23.1)             16.12  11,211    40.3        20.50   15.50   16.00    0.75    N.A.   -19.40
HFFB  Harrodsburg 1st Fin Bcrp of KY          16.12   2,182    35.2        16.75   12.37   16.75   -3.76    N.A.     7.47
HHFC  Harvest Home Fin. Corp. of OH           13.25     895    11.9        13.25   10.25   12.50    6.00    N.A.     8.16
HAVN  Haven Bancorp of Woodhaven NY           28.75   4,320   124.2        28.75   18.62   28.00    2.68    N.A.    21.72
HVFD  Haverfield Corp. of OH                  18.25   1,904    34.7        19.25   12.27   18.00    1.39   17.74    35.19
HTHR  Hawthorne Fin. Corp. of CA               7.50   2,599    19.5         9.00    2.25    8.25   -9.09  -72.73    50.00
HSBK  Hibernia SB of Quincy MA*               14.25   1,556    22.2        18.00   14.00   14.12    0.92   87.01   -12.31
HBNK  Highland Federal Bank of CA             15.00   2,296    34.4        17.00   11.00   15.00    0.00    N.A.    -3.23
HIFS  Hingham Inst. for Sav. of MA*           14.00   1,297    18.2        14.75   10.75   14.00    0.00  207.02    -5.08
HNFC  Hinsdale Financial Corp. of IL          23.75   2,690    63.9        26.75   19.20   23.62    0.55  137.50    10.47
HBFW  Home Bancorp of Fort Wayne IN           14.75   3,094    45.6        16.00   12.87   15.31   -3.66    N.A.    -3.28
HBBI  Home Building Bancorp of IN             20.00     322     6.4        21.25   13.00   20.25   -1.23    N.A.    21.21
HOMF  Home Fed Bancorp of Seymour IN          26.25   2,224    58.4        27.25   23.50   26.75   -1.87   75.00    -0.94
HFMD  Home Federal Corporation of MD(8)       10.00   2,519    25.2        11.37    6.25   10.25   -2.44    2.56    29.03
HWEN  Home Financial Bancorp of IN            10.50     506     5.3        10.50    9.87   10.12    3.75    N.A.     N.A.
HOFL  Home Financial Corp. of FL(8)           13.12  24,771   325.0        16.25   12.62   13.44   -2.38  162.40   -15.35
HPBC  Home Port Bancorp, Inc. of MA*          13.37   1,842    24.6        15.00   11.00   13.50   -0.96   67.12    13.79
HMCI  Homecorp, Inc. of Rockford IL           17.12   1,126    19.3        18.50   14.00   17.12    0.00   71.20     3.01
LOAN  Horizon Bancorp, Inc of TX*              9.00   1,387    12.5        11.50    7.75    9.75   -7.69    N.A.     0.00
HZFS  Horizon Fin'l. Services of IA           14.75     448     6.6        16.37   12.12   14.75    0.00    N.A.    -3.28
HRZB  Horizon Financial Corp. of WA*          13.48   6,580    88.7        13.75   11.75   12.50    7.84    0.37     3.69
IBSF  IBS Financial Corp. of NJ               13.19  11,410   150.5        15.46   12.50   12.94    1.93    N.A.    -3.30
ISBF  ISB Financial Corp. of LA               14.62   7,381   107.9        17.00   13.62   13.81    5.87    N.A.    -2.53
ITLA  Imperial Thrift & Loan of CA*           13.12   5,980    78.5        15.25   11.37   12.63    3.88    N.A.     7.10
IFSB  Independence FSB of DC                   7.37   1,279     9.4         9.25    6.75    7.75   -4.90  268.50   -12.68
INCB  Indiana Comm. Bank, SB of IN            13.75     922    12.7        16.75   12.25   13.87   -0.87    N.A.    -9.84
IFSL  Indiana Federal Corp. of IN             18.75   4,737    88.8        21.50   16.25   19.50   -3.85  148.67   -11.76
INBI  Industrial Bancorp of OH                10.50   5,554    58.3        16.00   10.25   10.75   -2.33    N.A.   -23.64
IWBK  Interwest SB of Oak Harbor WA           24.25   6,434   156.0        25.12   14.25   24.75   -2.02  142.50    19.05
IPSW  Ipswich SB of Ipswich MA*               11.25   1,178    13.3        12.62    4.75   11.87   -5.22    N.A.    36.36
IROQ  Iroquois Bancorp of Auburn NY*          15.00   2,349    35.2        16.00   12.25   16.00   -6.25  114.29    15.38
JSBF  JSB Financial, Inc. of NY               32.87  10,333   339.6        34.87   29.25   32.75    0.37  185.83     3.95
JXVL  Jacksonville Bancorp of TX              10.25   2,662    27.3        11.99    7.58   10.12    1.28    N.A.   -11.94
JXSB  Jcksnville SB,MHC of IL(43.3%)          13.00   1,250     7.3        14.25   10.50   13.00    0.00    N.A.    -6.27
JEBC  Jefferson Bancorp of Gretna LA(8)       22.12   2,196    48.6        22.50   19.00   22.00    0.55    N.A.    14.91
JSBA  Jefferson Svgs Bancorp of MO            23.75   4,182    99.3        30.75   18.75   24.50   -3.06    N.A.   -14.41
JOAC  Joachim Bancorp of MO                   12.37     760     9.4        13.50   11.50   12.44   -0.56    N.A.    -8.37
KSAV  KS Bancorp of Kenly NC                  20.00     663    13.3        22.00   16.50   20.00    0.00    N.A.    14.29
KSBK  KSB Bancorp of Kingfield ME*            22.50     374     8.4        22.50   15.50   22.50    0.00    N.A.    16.88
KFBI  Klamath First Bancorp of OR             14.00  11,254   157.6        14.62   12.50   14.12   -0.85    N.A.     1.82
LBFI  L&B Financial of S. Springs TX(8)       16.50   1,584    26.1        17.00   12.12   16.37    0.79    N.A.    15.79
LSBI  LSB Bancorp of Lafayette IN             15.00     965    14.5        17.37   13.75   15.00    0.00    N.A.   -13.04
LVSB  Lakeview SB of Paterson NJ              19.75   2,266    44.8        20.75   15.68   20.25   -2.47    N.A.    15.84
LARK  Landmark Bancshares of KS               15.25   1,951    29.8        15.87   13.00   15.25    0.00    N.A.    10.91
LARL  Laurel Capital Group of PA              15.25   1,508    23.0        16.50   14.33   14.75    3.39   19.14    -1.61
LSBX  Lawrence Savings Bank of MA*             5.56   4,245    23.6         6.62    4.00    5.34    4.12   61.63    20.35
LFCT  Leader Fin. Corp of Memphis TN(8)       43.00   9,924   426.7        46.37   31.25   43.50   -1.15    N.A.    15.07
LFED  Leeds FSB, MHC of MD (35.3)             13.37   3,448    16.7        16.75   12.62   13.75   -2.76    N.A.    -6.18
LXMO  Lexington B&L Fin. Corp. of MO           9.75   1,265    12.3        10.12    9.50    9.87   -1.22    N.A.     N.A.
LBCI  Liberty Bancorp of Chicago IL           23.50   2,487    58.4        26.87   22.25   24.50   -4.08  135.00    -6.93
                                                Current Per Share Financials
                                            ----------------------------------------
                                                                     Tangible
                                            Trailing  12 Mo.   Book    Book
                                             12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                        EPS(3)   EPS(3)  Share  Share(4) Share
- ---------------------                       -------- ------- ------- ------- -------
                                                ($)     ($)     ($)     ($)     ($)
NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
HALL  Hallmark Capital Corp. of WI            1.14    1.02   18.38   18.38   235.12
HARB  Harbor FSB, MHC of FL (45.7)            2.15    2.14   16.78   16.78   189.41
HRBF  Harbor Federal Bancorp of MD            0.57    0.57   15.90   15.90   112.18
HFSA  Hardin Bancorp of Hardin MO             0.48    0.48   15.16   15.16    78.81
HARL  Harleysville SA of PA                   1.71    1.74   15.02   15.02   212.90
HARS  Harris SB, MHC of PA (23.1)             0.73    0.72   13.45   12.60   111.45
HFFB  Harrodsburg 1st Fin Bcrp of KY          0.49    0.49   14.28   14.28    49.82
HHFC  Harvest Home Fin. Corp. of OH           0.69    0.69   14.65   14.65    78.56
HAVN  Haven Bancorp of Woodhaven NY           2.23    2.20   21.82   21.69   346.41
HVFD  Haverfield Corp. of OH                  1.19    1.12   14.81   14.76   178.38
HTHR  Hawthorne Fin. Corp. of CA             -0.59   -0.76   11.26   11.19   297.46
HSBK  Hibernia SB of Quincy MA*               1.42    1.13   14.85   14.85   228.19
HBNK  Highland Federal Bank of CA             0.43    0.42   15.08   15.08   192.47
HIFS  Hingham Inst. for Sav. of MA*           1.45    1.45   13.88   13.88   138.31
HNFC  Hinsdale Financial Corp. of IL          1.58    1.52   20.20   19.58   253.54
HBFW  Home Bancorp of Fort Wayne IN           0.86    0.86   16.60   16.60   101.09
HBBI  Home Building Bancorp of IN             0.59    0.59   18.61   18.61   131.70
HOMF  Home Fed Bancorp of Seymour IN          3.18    2.76   22.59   21.72   272.60
HFMD  Home Federal Corporation of MD(8)       1.00    0.98    7.41    7.31    86.02
HWEN  Home Financial Bancorp of IN            0.75    0.75   14.81   14.81    75.39
HOFL  Home Financial Corp. of FL(8)           0.83    0.79   12.64   12.64    49.55
HPBC  Home Port Bancorp, Inc. of MA*          1.57    1.58   10.20   10.20    90.59
HMCI  Homecorp, Inc. of Rockford IL           1.12    0.76   18.41   18.41   303.50
LOAN  Horizon Bancorp, Inc of TX*             1.24    0.97    7.91    7.64    91.48
HZFS  Horizon Fin'l. Services of IA           0.72    0.67   18.66   18.66   161.22
HRZB  Horizon Financial Corp. of WA*          1.10    1.10   12.03   12.03    74.31
IBSF  IBS Financial Corp. of NJ               0.71    0.72   13.53   13.53    66.34
ISBF  ISB Financial Corp. of LA               0.98    0.98   16.37   16.36    84.50
ITLA  Imperial Thrift & Loan of CA*           0.73    0.73    7.54    7.54    83.80
IFSB  Independence FSB of DC                  1.10    0.52   13.36   11.48   206.21
INCB  Indiana Comm. Bank, SB of IN            0.67    0.67   15.35   15.35   102.47
IFSL  Indiana Federal Corp. of IN             1.56    1.46   14.88   13.83   151.51
INBI  Industrial Bancorp of OH                0.82    0.82   11.26   11.26    58.88
IWBK  Interwest SB of Oak Harbor WA           2.07    1.91   14.63   14.21   212.71
IPSW  Ipswich SB of Ipswich MA*               1.43    1.25    7.22    7.22   114.20
IROQ  Iroquois Bancorp of Auburn NY*          1.60    1.59   11.67   11.67   192.02
JSBF  JSB Financial, Inc. of NY               2.19    2.32   32.70   32.70   149.84
JXVL  Jacksonville Bancorp of TX              0.59    0.59   13.37   13.37    80.04
JXSB  Jcksnville SB,MHC of IL(43.3%)          0.48    0.39   13.41   13.41   113.76
JEBC  Jefferson Bancorp of Gretna LA(8)       1.21    1.21   16.13   16.13   120.69
JSBA  Jefferson Svgs Bancorp of MO            1.52    1.49   19.19   15.72   273.30
JOAC  Joachim Bancorp of MO                   0.28    0.28   14.15   14.15    48.39
KSAV  KS Bancorp of Kenly NC                  1.51    1.53   20.56   20.53   135.55
KSBK  KSB Bancorp of Kingfield ME*            2.67    2.56   23.33   21.47   340.57
KFBI  Klamath First Bancorp of OR             0.66    0.66   14.90   14.90    53.73
LBFI  L&B Financial of S. Springs TX(8)       0.93    0.92   15.50   15.50    90.42
LSBI  LSB Bancorp of Lafayette IN             1.28    1.21   17.96   17.96   168.41
LVSB  Lakeview SB of Paterson NJ              2.20    1.32   19.99   15.35   200.86
LARK  Landmark Bancshares of KS               0.94    0.82   17.05   17.05    99.13
LARL  Laurel Capital Group of PA              1.71    1.65   13.67   13.67   127.99
LSBX  Lawrence Savings Bank of MA*            0.78    0.79    5.76    5.76    76.21
LFCT  Leader Fin. Corp of Memphis TN(8)       4.04    3.95   25.71   25.71   320.21
LFED  Leeds FSB, MHC of MD (35.3)             0.78    0.78   12.65   12.65    77.34
LXMO  Lexington B&L Fin. Corp. of MO          0.62    0.61   14.27   14.27    48.50
LBCI  Liberty Bancorp of Chicago IL           1.45    1.45   25.66   25.59   269.38

RP FINANCIAL, LC.
- ------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700
                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part One
                          Prices As Of July 19, 1996

                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                     Shares  Market          52 Week (1)              % Change From
                                                                         ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
- ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
LIFB  Life Bancorp of Norfolk VA              14.12  10,403   146.9        16.62   14.00   14.25   -0.91    N.A.    -5.87
LFBI  Little Falls Bancorp of NJ              10.25   3,042    31.2        11.50    9.50   10.25    0.00    N.A.     N.A.
LOGN  Logansport Fin. Corp. of IN             12.50   1,322    16.5        13.75   11.37   13.50   -7.41    N.A.    -3.85
LONF  London Financial Corp. of OH            10.50     529     5.6        11.25    9.75   10.25    2.44    N.A.     N.A.
LISB  Long Island Bancorp of NY               29.00  24,859   720.9        32.87   18.75   29.25   -0.85    N.A.     9.97
MAFB  MAF Bancorp of IL                       23.75   5,244   124.5        26.81   21.36   23.50    1.06  179.41    -5.00
MBLF  MBLA Financial Corp. of MO(8)           22.00   1,372    30.2        26.00   15.00   22.50   -2.22    N.A.    13.58
MFBC  MFB Corp. of Mishawaka IN               14.00   1,974    27.6        16.25   13.00   14.00    0.00    N.A.    -5.08
MLFB  MLF Bancorp of Villanova PA             24.50   6,247   153.1        25.00   19.56   24.50    0.00    N.A.    10.11
MSBB  MSB Bancorp of Middletown NY*           17.50   2,833    49.6        27.25   15.00   16.50    6.06   75.00    -5.41
MSBF  MSB Financial Corp. of MI               17.00     676    11.5        19.50   14.75   17.25   -1.45    N.A.   -10.53
MGNL  Magna Bancorp of MS                     35.00   6,959   243.6        37.25   25.00   35.00    0.00  600.00    21.74
MARN  Marion Capital Holdings of IN           20.00   2,003    40.1        21.00   18.75   21.00   -4.76    N.A.     0.00
MFCX  Marshalltown Fin. Corp. of IA(8)        15.63   1,411    22.1        16.75   13.75   15.50    0.84    N.A.    -0.76
MFSL  Maryland Fed. Bancorp of MD             28.75   3,160    90.8        33.25   28.25   29.31   -1.91  173.81    -4.17
MASB  MassBank Corp. of Reading MA*           34.25   2,734    93.6        34.50   26.81   32.75    4.58  177.78     7.87
MFLR  Mayflower Co-Op. Bank of MA*            14.00     873    12.2        14.75    9.50   14.00    0.00  180.00    27.27
MECH  Mechanics SB of Hartford CT*            11.37   5,290    60.1        11.75   11.00   11.25    1.07    N.A.     N.A.
MDBK  Medford Savings Bank of MA*             21.50   4,530    97.4        24.25   19.50   21.50    0.00  207.14     0.00
MERI  Meritrust FSB of Thibodaux LA           31.25     774    24.2        34.00   20.62   31.25    0.00    N.A.     0.81
MWBX  Metro West of MA*                        3.87  13,882    53.7         4.87    3.50    3.75    3.20   -6.07    -6.07
MSEA  Metropolitan Bancorp of WA(8)           16.75   3,710    62.1        16.94   10.12   16.94   -1.12  130.40    28.85
MCBS  Mid Continent Bancshares of KS          18.00   2,061    37.1        19.25   15.50   18.00    0.00    N.A.    -2.70
MIFC  Mid Iowa Financial Corp. of IA           6.19   1,730    10.7         7.87    5.06    6.37   -2.83   23.80   -20.13
MCBN  Mid-Coast Bancorp of ME                 19.12     229     4.4        20.25   14.52   19.12    0.00  234.85    11.68
MIDC  Midconn Bank of Kensington CT*          17.75   1,904    33.8        19.00   13.00   18.37   -3.38   69.05    26.79
MWBI  Midwest Bancshares, Inc. of IA          25.50     357     9.1        27.12   23.50   25.75   -0.97  155.00    -0.97
MWFD  Midwest Fed. Fin. Corp of WI            15.25   1,633    24.9        16.00    8.75   15.75   -3.17  205.00    41.86
MFFC  Milton Fed. Fin. Corp. of OH            12.25   2,301    28.2        17.12   11.75   12.50   -2.00    N.A.   -24.62
MIVI  Miss. View Hold. Co. of MN              11.50     958    11.0        12.25    9.50   10.75    6.98    N.A.     1.14
MBSP  Mitchell Bancorp of NC*                 10.62     980    10.4        10.62   10.37   10.50    1.14    N.A.     N.A.
MBBC  Monterey Bay Bancorp of CA              11.62   3,414    39.7        13.06    9.87   11.75   -1.11    N.A.     0.00
MORG  Morgan Financial Corp. of CO            12.25     833    10.2        12.50    9.00   12.25    0.00    N.A.    -2.00
MFSB  Mutual Bancompany of MO(8)              21.00     333     7.0        21.75   13.00   21.00    0.00    N.A.    16.67
MSBK  Mutual SB, FSB of Bay City MI            5.75   4,271    24.6         7.37    5.25    6.00   -4.17  -34.29    -4.17
NHTB  NH Thrift Bancshares of NH              10.00   1,690    16.9        11.00    9.25    9.87    1.32  116.45    -1.19
NHSL  NHS Financial, Inc. of CA(8)            10.75   2,523    27.1        11.00    7.75   10.87   -1.10   37.29     7.50
NSLB  NS&L Bancorp of Neosho MO               12.25     888    10.9        13.75   12.00   12.56   -2.47    N.A.    -7.55
NMSB  Newmil Bancorp. of CT*                   7.50   4,179    31.3         7.50    5.75    6.81   10.13   17.74     7.14
NFSL  Newnan SB, FSB of Newnan GA             20.00   1,447    28.9        20.00   13.00   19.75    1.27   60.00    15.94
NASB  North American SB of MO                 29.69   2,276    67.6        32.37   25.00   29.75   -0.20  598.59    -7.22
NBSI  North Bancshares of Chicago IL          15.25   1,114    17.0        16.25   13.00   15.25    0.00    N.A.    12.96
FFFD  North Central Bancshares of IA          10.75   4,011    43.1        12.68    9.22   10.62    1.22    N.A.     1.90
NEBC  Northeast Bancorp of ME*                12.50   1,203    15.0        13.50   10.75   13.50   -7.41    6.38     8.70
NEIB  Northeast Indiana Bncrp of IN           12.12   2,062    25.0        13.50   11.25   12.12    0.00    N.A.     1.00
NSBK  Northside SB of Bronx NY(8)*            39.50   4,834   190.9        39.50   24.25   35.25   12.06  147.65    29.51
NWEQ  Northwest Equity Corp. of WI            10.50     981    10.3        11.37    9.25   10.50    0.00    N.A.    -3.40
NWSB  Northwest SB, MHC of PA(29.9)           11.00  23,376    38.0        13.50   10.00   11.50   -4.35    N.A.    -9.24
NSSY  Norwalk Savings Society of CT*          21.25   2,371    50.4        22.25   16.75   21.75   -2.30    N.A.    11.84
NSSB  Norwich Financial Corp. of CT*          14.25   5,604    79.9        15.63   11.25   14.50   -1.72  103.57    10.72
NTMG  Nutmeg FS&LA of CT                       7.25     708     5.1         7.75    5.17    7.25    0.00    N.A.     8.70
OHSL  OHSL Financial Corp. of OH              19.50   1,224    23.9        22.00   17.25   19.50    0.00    N.A.    -9.30
OSBF  OSB Fin. Corp. of Oshkosh WI            23.50   1,141    26.8        24.87   22.75   23.00    2.17  104.35    -1.05
OCFC  Ocean Fin. Corp. of NJ                  19.62   8,388   164.6        21.25   19.62   20.12   -2.49    N.A.     N.A.
OFCP  Ottawa Financial Corp. of MI            16.12   5,455    87.9        16.75   13.75   16.25   -0.80    N.A.     3.13
                                                Current Per Share Financials
                                            ----------------------------------------
                                                                     Tangible
                                            Trailing  12 Mo.   Book    Book
                                             12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                        EPS(3)   EPS(3)  Share  Share(4) Share
- ---------------------                       -------- ------- ------- ------- -------
                                                ($)     ($)     ($)     ($)     ($)
NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
LIFB  Life Bancorp of Norfolk VA              0.89    0.93   14.74   14.20   115.79
LFBI  Little Falls Bancorp of NJ              0.18    0.13   14.29   13.14    93.87
LOGN  Logansport Fin. Corp. of IN             0.76    0.75   15.49   15.49    57.86
LONF  London Financial Corp. of OH            0.37    0.37   14.81   14.81    70.99
LISB  Long Island Bancorp of NY               1.84    1.72   20.79   20.79   194.47
MAFB  MAF Bancorp of IL                       3.11    3.20   20.91   20.91   377.61
MBLF  MBLA Financial Corp. of MO(8)           1.00    1.00   20.67   20.67   142.18
MFBC  MFB Corp. of Mishawaka IN               0.66    0.65   19.66   19.66   101.77
MLFB  MLF Bancorp of Villanova PA             1.86    1.65   22.46   21.90   282.67
MSBB  MSB Bancorp of Middletown NY*           0.83    0.89   15.53   15.26   160.30
MSBF  MSB Financial Corp. of MI               1.53    1.40   18.86   18.86    83.31
MGNL  Magna Bancorp of MS                     3.08    2.91   18.12   17.02   185.48
MARN  Marion Capital Holdings of IN           1.23    1.23   21.48   21.48    89.53
MFCX  Marshalltown Fin. Corp. of IA(8)        0.29    0.29   13.71   13.71    89.46
MFSL  Maryland Fed. Bancorp of MD             2.71    2.37   29.84   29.34   362.96
MASB  MassBank Corp. of Reading MA*           3.24    3.17   31.91   31.91   314.16
MFLR  Mayflower Co-Op. Bank of MA*            1.04    0.98   12.42   12.15   129.65
MECH  Mechanics SB of Hartford CT*           -2.10    0.00   12.94   12.94   136.38
MDBK  Medford Savings Bank of MA*             2.15    2.11   19.24   17.45   216.55
MERI  Meritrust FSB of Thibodaux LA           2.89    2.89   21.83   21.83   293.44
MWBX  Metro West of MA*                       0.41    0.41    2.57    2.57    34.41
MSEA  Metropolitan Bancorp of WA(8)           1.39    1.50   13.71   12.41   209.75
MCBS  Mid Continent Bancshares of KS          1.75    1.48   17.68   17.65   141.15
MIFC  Mid Iowa Financial Corp. of IA          0.53    0.51    6.23    6.22    69.01
MCBN  Mid-Coast Bancorp of ME                 1.33    1.22   21.51   21.51   237.39
MIDC  Midconn Bank of Kensington CT*          0.64    0.62   18.13   15.11   191.83
MWBI  Midwest Bancshares, Inc. of IA          3.71    3.62   26.58   26.58   383.22
MWFD  Midwest Fed. Fin. Corp of WI            1.22    0.98   10.20    9.74   109.15
MFFC  Milton Fed. Fin. Corp. of OH            0.79    0.73   14.91   14.91    74.62
MIVI  Miss. View Hold. Co. of MN              0.95    0.90   13.78   13.78    73.05
MBSP  Mitchell Bancorp of NC*                 0.30    0.29   14.34   14.34    37.03
MBBC  Monterey Bay Bancorp of CA              0.18    0.22   13.99   13.82    93.40
MORG  Morgan Financial Corp. of CO            0.80    0.77   12.61   12.61    86.02
MFSB  Mutual Bancompany of MO(8)              0.34    0.39   18.73   18.73   160.09
MSBK  Mutual SB, FSB of Bay City MI           0.02   -0.16    9.19    9.19   168.46
NHTB  NH Thrift Bancshares of NH              0.83    0.87   11.49   11.49   149.40
NHSL  NHS Financial, Inc. of CA(8)            0.19    0.18    9.78    9.76   115.98
NSLB  NS&L Bancorp of Neosho MO               0.59    0.55   15.62   15.62    66.50
NMSB  Newmil Bancorp. of CT*                  1.47    1.46    7.77    7.77    69.77
NFSL  Newnan SB, FSB of Newnan GA             2.10    1.83   12.86   12.77   111.03
NASB  North American SB of MO                 3.74    3.57   21.44   20.58   291.85
NBSI  North Bancshares of Chicago IL          0.54    0.49   16.92   16.92    97.56
FFFD  North Central Bancshares of IA          0.65    0.61   13.72   13.72    47.52
NEBC  Northeast Bancorp of ME*                1.08    0.83   13.72   11.53   181.37
NEIB  Northeast Indiana Bncrp of IN           0.70    0.70   13.92   13.92    68.43
NSBK  Northside SB of Bronx NY(8)*            3.73    3.22   25.40   25.16   328.23
NWEQ  Northwest Equity Corp. of WI            0.86    0.82   12.09   12.09    88.03
NWSB  Northwest SB, MHC of PA(29.9)           0.73    0.73    8.07    7.97    75.61
NSSY  Norwalk Savings Society of CT*          1.59    1.36   18.24   18.24   228.47
NSSB  Norwich Financial Corp. of CT*          0.98    0.98   13.43   12.12   126.99
NTMG  Nutmeg FS&LA of CT                      0.76    0.46    7.20    7.20   120.33
OHSL  OHSL Financial Corp. of OH              1.53    1.49   20.85   20.85   167.86
OSBF  OSB Fin. Corp. of Oshkosh WI            0.38    0.66   28.00   28.00   222.36
OCFC  Ocean Fin. Corp. of NJ                  1.27    1.30   26.36   26.36   140.55
OFCP  Ottawa Financial Corp. of MI            0.72    0.72   14.92   11.96   136.66

RP FINANCIAL, LC.
- ------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700                    (continued)
                     Weekly Thrift Market Line - Part One
                          Prices As Of July 19, 1996

                                                  Market Capitalization                      Price Change Data
                                                 -----------------------      -----------------------------------------------
                                                          Shares  Market          52 Week (1)              % Change From
                                                                              ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                            Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
- ---------------------                            -------- ------ -------      -------  ------- ------ ------- ------- --------
                                                    ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
PFFB  PFF Bancorp of Pomona CA                     10.62  19,837   210.7        11.75   10.37   10.75   -1.21    N.A.     N.A.
PVFC  PVF Capital Corp. of OH                      20.00   1,549    31.0        20.75   13.00   18.00   11.11  199.85     9.59
PCCI  Pacific Crest Capital of CA*                  8.37   2,960    24.8         9.00    6.75    8.50   -1.53    N.A.    15.45
PALM  Palfed, Inc. of Aiken SC                     12.37   5,222    64.6        13.50   11.00   12.12    2.06  -19.52     4.21
PSSB  Palm Springs SB of CA(8)                     13.75   1,131    15.6        14.00    8.00   13.87   -0.87  204.20    57.14
PBCI  Pamrapo Bancorp, Inc. of NJ                  19.00   3,317    63.0        26.12   18.25   20.00   -5.00  237.48   -11.63
PVSA  Parkvale Financial Corp of PA                25.87   3,236    83.7        28.50   21.60   24.50    5.59  212.44    -5.93
PBIX  Patriot Bank Corp. of PA                     13.12   3,498    45.9        13.12   12.31   13.00    0.92    N.A.     1.94
PEEK  Peekskill Fin. Corp. of NY                   11.33   4,100    46.5        12.12   11.12   11.87   -4.55    N.A.    -6.52
PFSB  PennFed Fin. Services of NJ                  15.50   5,077    78.7        16.00   13.50   14.94    3.75    N.A.     5.08
PWBC  PennFirst Bancorp of PA                      14.00   3,996    55.9        14.75   11.87   13.75    1.82   75.44     3.70
PWBK  Pennwood SB of PA*                            9.12     610     5.6         9.50    9.12    9.50   -4.00    N.A.     N.A.
PBKB  People's SB of Brockton MA*                   9.25   3,340    30.9        10.50    6.88    9.50   -2.63   55.72   -11.90
PFDC  Peoples Bancorp of Auburn IN                 19.50   2,356    45.9        22.50   18.75   19.50    0.00   11.43    -5.43
PBCT  Peoples Bank, MHC of CT(32.3)*               21.00  39,813   248.1        23.12   17.75   21.12   -0.57  166.84    10.53
PHBK  Peoples Heritage Fin Grp of ME*              19.56  25,175   492.4        22.75   17.50   19.50    0.31   27.76   -14.02
PBNB  Peoples Sav. Fin. Corp. of CT*               21.75   1,915    41.7        22.37   19.00   21.75    0.00  120.36    12.99
PERM  Permanent Bancorp of IN                      15.87   2,135    33.9        18.50   14.00   15.75    0.76    N.A.    -2.34
PMFI  Perpetual Midwest Fin. of IA                 17.25   2,017    34.8        17.75   14.50   17.00    1.47    N.A.     4.55
PCBC  Perry Co. Fin. Corp. of MO                   16.25     856    13.9        21.50   15.25   16.25    0.00    N.A.   -16.67
PHFC  Pittsburgh Home Fin. of PA                    9.81   2,182    21.4        11.12    9.50    9.75    0.62    N.A.     N.A.
PFSL  Pocahnts Fed, MHC of AR (46.4)               14.50   1,610    10.8        17.25   11.00   14.50    0.00    N.A.    -8.63
POBS  Portsmouth Bank Shrs Inc of NH(8)*           13.00   5,737    74.6        15.20   11.40   13.00    0.00   24.88   -13.74
PKPS  Poughkeepsie SB of NY                         4.87  12,535    61.0         5.75    4.62    5.06   -3.75  -37.16    -7.24
PRBC  Prestige Bancorp of PA                       10.12     963     9.7        10.50    9.75    9.87    2.53    N.A.     N.A.
PETE  Primary Bank of NH*                          12.19   1,953    23.8        15.50   11.75   12.12    0.58    N.A.    -3.41
PSAB  Prime Bancorp, Inc. of PA                    18.37   3,725    68.4        20.68   17.27   18.50   -0.70  164.70    -9.28
PFNC  Progress Financial Corp. of PA                6.12   3,730    22.8         7.25    5.12    6.25   -2.08  -44.41     8.70
PSBK  Progressive Bank, Inc. of NY*                28.75   2,631    75.6        29.75   24.25   28.00    2.68  115.03    -2.54
PROV  Provident Fin. Holdings of CA                10.37   5,134    53.2        11.00   10.37   10.50   -1.24    N.A.     N.A.
PULB  Pulaski SB, MHC of MO (29.0)                 13.06   2,094     7.8        16.50   11.75   13.25   -1.43    N.A.   -12.93
PULS  Pulse Bancorp of S. River NJ                 17.62   3,049    53.7        18.00   14.50   17.75   -0.73   42.44     3.65
QCFB  QCF Bancorp of Virginia MN                   14.87   1,783    26.5        15.25   12.37   15.25   -2.49    N.A.     0.81
QCBC  Quaker City Bancorp of CA                    13.00   3,928    51.1        14.75   12.37   12.87    1.01   73.33    -6.27
QCSB  Queens County SB of NY*                      47.25   6,110   288.7        49.00   32.37   47.00    0.53    N.A.    19.44
RCSB  RCSB Financial, Inc. of NY*                  24.87  12,409   308.6        26.87   21.12   25.75   -3.42  102.03     4.72
RARB  Raritan Bancorp. of Raritan NJ*              21.12   1,427    30.1        22.50   20.25   20.50    3.02  116.62    -1.77
REDF  RedFed Bancorp of Redlands CA                 8.75   4,060    35.5        10.62    7.75    8.50    2.94    N.A.   -13.54
RELY  Reliance Bancorp of NY                       16.00   9,129   146.1        16.50   13.12   16.00    0.00    N.A.     9.44
RELI  Reliance Bancshares Inc of WI*                8.25   2,562    21.1         8.50    7.50    8.37   -1.43    N.A.     N.A.
RFED  Roosevelt Fin. Grp. Inc. of MO               16.62  42,146   700.5        19.75   15.25   17.37   -4.32  326.15   -14.20
RVSB  Rvrview SB,FSB MHC of WA(40.3)               14.37   2,155    11.3        17.00   11.82   14.37    0.00    N.A.    -1.17
SCCB  S. Carolina Comm. Bnshrs of SC               15.50     747    11.6        20.50   15.50   16.00   -3.13    N.A.   -14.46
SBFL  SB Fing. Lakes MHC of NY(33.0)               16.25   1,785     9.6        16.75   10.37   16.00    1.56    N.A.     0.00
SFED  SFS Bancorp of Schenectady NY                12.62   1,395    17.6        13.50   11.12   12.25    3.02    N.A.    -2.92
SGVB  SGV Bancorp of W. Covina CA                   7.75   2,728    21.1        10.12    7.75    8.25   -6.06    N.A.   -20.51
SISB  SIS Bank of Sprinfield MA*                   17.75   5,718   101.5        18.75   13.50   17.62    0.74    N.A.     8.43
SJSB  SJS Bancorp of St. Joseph MI                 20.75     983    20.4        20.75   15.25   20.70    0.24    N.A.     5.06
SWCB  Sandwich Co-Op. Bank of MA*                  20.00   1,873    37.5        21.50   16.50   20.25   -1.23  132.02     9.59
SFBM  Security Bancorp of MT                       20.25   1,462    29.6        21.25   19.87   20.87   -2.97  161.29    -3.57
SECP  Security Capital Corp. of WI                 59.75   9,536   569.8        62.50   50.25   59.75    0.00    N.A.    -0.83
SFSL  Security First Corp. of OH                   13.75   3,532    48.6        15.75   11.50   13.50    1.85  -12.70    -3.51
SHFC  Seven Hills Fin. Corp. of OH(8)              18.12     536     9.7        18.12   14.37   18.12    0.00   20.80    24.97
SMFC  Sho-Me Fin. Corp. of MO                      16.25   1,821    29.6        16.75   14.50   16.00    1.56    N.A.     8.33
SOBI  Sobieski Bancorp of S. Bend IN               11.75     837     9.8        13.25   10.75   12.12   -3.05    N.A.    -9.62

                                                      Current Per Share Financials
                                                ----------------------------------------
                                                                         Tangible
                                                Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
                                                  EPS(3)   EPS(3)  Share  Share(4) Share
                                                -------- ------- ------- ------- -------
                                                    ($)     ($)     ($)     ($)     ($)
NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
PFFB  PFF Bancorp of Pomona CA                     0.10    0.10   14.57   14.40   101.23
PVFC  PVF Capital Corp. of OH                      2.26    1.99   13.77   13.77   205.36
PCCI  Pacific Crest Capital of CA*                 0.93    0.75    7.66    7.66    96.93
PALM  Palfed, Inc. of Aiken SC                     0.82    0.69   10.09    9.60   119.41
PSSB  Palm Springs SB of CA(8)                     1.07    0.57   10.34   10.34   169.84
PBCI  Pamrapo Bancorp, Inc. of NJ                  1.59    1.59   17.21   17.05   111.06
PVSA  Parkvale Financial Corp of PA                2.90    2.71   20.99   20.89   282.71
PBIX  Patriot Bank Corp. of PA                     0.42    0.43   15.47   15.47    89.48
PEEK  Peekskill Fin. Corp. of NY                   0.44    0.46   14.49   14.49    47.24
PFSB  PennFed Fin. Services of NJ                  1.32    1.43   18.08   14.32   201.45
PWBC  PennFirst Bancorp of PA                      1.00    0.99   13.37   12.18   170.28
PWBK  Pennwood SB of PA*                           0.52    0.76   14.83   14.83    78.37
PBKB  People's SB of Brockton MA*                  0.74    0.53    7.87    7.45   159.62
PFDC  Peoples Bancorp of Auburn IN                 1.70    1.69   18.19   18.19   119.18
PBCT  Peoples Bank, MHC of CT(32.3)*               1.90    1.53   14.12   14.12   176.59
PHBK  Peoples Heritage Fin Grp of ME*              2.14    2.11   16.24   13.97   193.90
PBNB  Peoples Sav. Fin. Corp. of CT*               1.80    1.88   22.94   21.22   212.15
PERM  Permanent Bancorp of IN                      0.59    0.58   19.44   19.18   185.43
PMFI  Perpetual Midwest Fin. of IA                 0.73    0.73   17.87   17.87   185.44
PCBC  Perry Co. Fin. Corp. of MO                   0.88    0.88   18.84   18.84    90.32
PHFC  Pittsburgh Home Fin. of PA                   0.54    0.54   13.58   13.58    82.64
PFSL  Pocahnts Fed, MHC of AR (46.4)               1.23    1.26   13.64   13.64   229.43
POBS  Portsmouth Bank Shrs Inc of NH(8)*           1.06    0.89   11.68   11.68    46.61
PKPS  Poughkeepsie SB of NY                        1.23    1.62    5.69    5.69    66.95
PRBC  Prestige Bancorp of PA                       0.41    0.41   15.66   15.66   106.41
PETE  Primary Bank of NH*                         -0.08   -0.07   12.76   12.71   201.31
PSAB  Prime Bancorp, Inc. of PA                    1.61    1.43   15.43   14.43   163.48
PFNC  Progress Financial Corp. of PA               0.81    0.63    5.15    5.11    93.30
PSBK  Progressive Bank, Inc. of NY*                2.73    2.81   26.45   26.45   298.58
PROV  Provident Fin. Holdings of CA                0.18    0.50   16.29   16.29   117.23
PULB  Pulaski SB, MHC of MO (29.0)                 0.73    0.69   10.82   10.82    85.68
PULS  Pulse Bancorp of S. River NJ                 1.36    1.37   13.84   13.84   116.43
QCFB  QCF Bancorp of Virginia MN                   1.28    1.28   17.81   17.81    81.66
QCBC  Quaker City Bancorp of CA                    0.84    0.81   17.43   17.33   176.42
QCSB  Queens County SB of NY*                      3.39    3.50   35.00   35.00   206.14
RCSB  RCSB Financial, Inc. of NY*                  2.84    2.82   24.17   23.36   331.30
RARB  Raritan Bancorp. of Raritan NJ*              1.94    1.91   17.60   17.16   243.06
REDF  RedFed Bancorp of Redlands CA               -1.06   -1.02   11.90   11.90   211.32
RELY  Reliance Bancorp of NY                       1.14    1.09   16.75   11.30   189.07
RELI  Reliance Bancshares Inc of WI*               0.29    0.29   11.06   11.06    19.67
RFED  Roosevelt Fin. Grp. Inc. of MO               1.35    1.83   10.54    9.96   216.88
RVSB  Rvrview SB,FSB MHC of WA(40.3)               1.21    1.09   10.71    9.48    97.22
SCCB  S. Carolina Comm. Bnshrs of SC               0.80    0.80   16.80   16.80    59.02
SBFL  SB Fing. Lakes MHC of NY(33.0)              -0.52   -0.19   11.40   11.40    98.92
SFED  SFS Bancorp of Schenectady NY                0.74    0.74   16.68   16.68   118.69
SGVB  SGV Bancorp of W. Covina CA                  0.12    0.12   11.94   11.94   122.09
SISB  SIS Bank of Sprinfield MA*                   2.29    2.33   14.73   14.73   198.53
SJSB  SJS Bancorp of St. Joseph MI                 0.88    0.86   17.89   17.89   153.36
SWCB  Sandwich Co-Op. Bank of MA*                  1.92    1.80   19.46   18.18   226.31
SFBM  Security Bancorp of MT                       1.71    1.27   21.98   18.92   246.25
SECP  Security Capital Corp. of WI                 2.99    3.09   59.20   59.20   350.74
SFSL  Security First Corp. of OH                   1.50    1.57   11.58   11.26   132.97
SHFC  Seven Hills Fin. Corp. of OH(8)              0.31    0.29   18.01   18.01    84.91
SMFC  Sho-Me Fin. Corp. of MO                      1.08    1.07   17.36   17.36   144.91
SOBI  Sobieski Bancorp of S. Bend IN               0.39    0.39   16.87   16.87    91.23

RP FINANCIAL, LC.
- ------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700                    (continued)
                     Weekly Thrift Market Line - Part One
                          Prices As Of July 19, 1996

                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                     Shares  Market          52 Week (1)              % Change From
                                                                         ----------------        -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
- ---------------------                       -------- ------ -------      -------  ------ ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
SOSA  Somerset Savings Bank of MA(8)*          1.62  16,652    27.0         1.88    1.12    1.50    8.00  -68.36    18.25
SMBC  Southern Missouri Bncrp of MO           14.12   1,724    24.3        17.50   13.50   14.12    0.00    N.A.    -5.87
SWBI  Southwest Bancshares of IL              27.50   1,794    49.3        28.25   26.00   27.00    1.85  175.00     3.77
SVRN  Sovereign Bancorp of PA                 10.25  49,573   508.1        11.25    9.05   10.00    2.50  129.31     6.33
STFR  St. Francis Cap. Corp. of WI            25.75   5,857   150.8        28.00   20.00   25.50    0.98    N.A.    10.75
SPBC  St. Paul Bancorp, Inc. of IL            23.25  17,988   418.2        26.62   22.25   22.62    2.79   37.82    -8.82
STND  Standard Fin. of Chicago IL             15.63  16,346   255.5        16.50   13.19   16.12   -3.04    N.A.     6.91
SFFC  StateFed Financial Corp. of IA          15.25     823    12.6        19.75   15.25   15.75   -3.17    N.A.   -15.84
SFIN  Statewide Fin. Corp. of NJ              11.87   5,270    62.6        13.75   11.25   11.25    5.51    N.A.    -9.11
STSA  Sterling Financial Corp. of WA          13.87   5,426    75.3        15.00   10.23   13.75    0.87   52.59     0.87
SSBK  Strongsville SB of OH                   21.62   2,531    54.7        21.75   17.50   21.00    2.95    N.A.    10.87
SFSB  SuburbFed Fin. Corp. of IL              16.62   1,261    21.0        18.17   16.00   16.75   -0.78  149.18     0.73
SBCN  Suburban Bancorp. of OH                 15.50   1,481    23.0        18.50   14.25   15.00    3.33    N.A.   -16.22
SCSL  Suncoast S&LA of Hollywood FL(8)         6.19   1,990    12.3         7.19    5.75    6.25   -0.96   -9.10    -0.96
THRD  TF Financial Corp. of PA                14.31   4,523    64.7        16.00   13.87   14.25    0.42    N.A.    -6.90
ROSE  TR Financial Corp. of NY                27.31   8,948   244.4        27.75   17.37   26.50    3.06    N.A.     7.10
TPNZ  Tappan Zee Fin. Corp. of NY             12.00   1,620    19.4        13.00   11.25   11.62    3.27    N.A.    -4.91
PTRS  The Potters S&L Co. of OH               16.25     533     8.7        18.50   16.00   16.12    0.81    N.A.    -4.75
THIR  Third Financial Corp. of OH(8)          31.62   1,136    35.9        32.00   18.50   32.00   -1.19    N.A.    20.46
TSBS  Trenton SB, FSB MHC of NJ(35.0          13.00   8,912    40.5        15.00   11.37   12.62    3.01    N.A.     0.00
TRIC  Tri-County Bancorp of WY                18.00     631    11.4        18.50   13.87   18.00    0.00    N.A.     9.09
THBC  Troy Hill Bancorp of PA                 13.12   1,068    14.0        14.00   12.00   13.00    0.92    N.A.     0.92
TWIN  Twin City Bancorp of TN                 16.25     898    14.6        18.25   13.50   16.25    0.00    N.A.    -4.41
UFRM  United FS&LA of Rocky Mount NC           7.75   3,065    23.8         8.50    6.25    8.25   -6.06  138.46     3.33
UBMT  United SB, FA of MT                     18.00   1,223    22.0        18.75   17.00   18.00    0.00   71.43     2.86
VABF  Va. Beach Fed. Fin. Corp of VA           7.25   4,962    36.0         9.94    6.81    7.00    3.57   54.58    -6.45
VAFD  Valley FSB of Sheffield AL(8)           31.00     367    11.4        35.25   24.87   31.00    0.00  195.24   -11.43
VFFC  Virginia First Savings of VA            11.25   5,615    63.2        14.25    9.25   11.37   -1.06  992.23    -1.06
WBCI  WFS Bancorp of Wichita KS(8)            22.87   1,561    35.7        23.06   19.00   22.87    0.00    N.A.     3.39
WHGB  WHG Bancshares of MD                    11.06   1,620    17.9        11.75   10.87   11.25   -1.69    N.A.     N.A.
WSFS  WSFS Financial Corp. of DE*              6.88  14,179    97.6        10.00    6.75    6.88    0.00   -5.10   -23.56
WVFC  WVS Financial Corp. of PA*              20.25   1,736    35.2        22.25   16.00   20.50   -1.22    N.A.     5.91
WLDN  Walden Bancorp of MA*                   18.75   5,320    99.8        20.75   15.75   20.00   -6.25  163.34    -1.32
WRNB  Warren Bancorp of Peabody MA*           12.50   3,683    46.0        13.25    8.13   12.50    0.00  270.92    11.11
WFSL  Washington FS&LA of Seattle WA          21.12  42,246   892.2        23.46   19.55   21.12    0.00   44.76    -9.36
WAMU  Washington Mutual Inc. of WA(8)*        30.12  72,087 2,171.3        32.00   22.75   29.62    1.69   62.28     4.33
WYNE  Wayne Bancorp of NJ                     11.62   2,231    25.9        11.75   10.75   10.75    8.09    N.A.     N.A.
WAYN  Wayne S&L Co., MHC of OH(46.7)          19.75   1,492    13.0        22.00   17.14   20.00   -1.25    N.A.    -9.86
WCFB  Webster CityFSB,MHC of IA(45.2          13.25   2,100    12.6        13.50    9.75   12.75    3.92    N.A.     6.00
WBST  Webster Financial Corp. of CT           29.87   8,101   242.0        30.50   23.62   29.00    3.00  216.42     1.25
WEFC  Wells Fin. Corp. of Wells MN            11.50   2,188    25.2        11.75    9.06   11.37    1.14    N.A.     4.55
WCBI  WestCo Bancorp of IL                    22.00   2,678    58.9        22.00   15.17   21.00    4.76  120.00    23.39
WSTR  WesterFed Fin. Corp. of MT              13.87   4,396    61.0        17.12   13.87   14.50   -4.34    N.A.   -16.55
WOFC  Western Ohio Fin. Corp. of OH           19.50   2,309    45.0        24.37   19.50   20.00   -2.50    N.A.   -16.13
WWFC  Westwood Fin. Corp. of NJ               10.62     647     6.9        11.00   10.25   10.50    1.14    N.A.     N.A.
WFCO  Winton Financial Corp. of OH(8)         13.00   1,986    25.8        15.00   10.87   13.75   -5.45    N.A.    19.60
FFWD  Wood Bancorp of OH                      20.00   1,034    20.7        20.25   14.25   19.75    1.27    N.A.    11.11
WCHI  Workingmens Cap. Hldgs of IN(8)         20.25   1,798    36.4        20.62   15.50   20.62   -1.79  305.00    15.71
YFCB  Yonkers Fin. Corp. of NY                 9.50   3,571    33.9        10.12    9.31    9.75   -2.56    N.A.     N.A.
YFED  York Financial Corp. of PA              16.25   6,050    98.3        18.86   15.11   16.75   -2.99   71.96    -3.68


                                                 Current Per Share Financials
                                             ----------------------------------------
                                                                      Tangible
                                             Trailing  12 Mo.   Book    Book
                                              12 Mo.   Core    Value/  Value/  Assets/
                                              EPS(3)   EPS(3)  Share  Share(4) Share
                                             -------- ------  ------- ------- -------
                                                 ($)     ($)     ($)     ($)     ($)
NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
SOSA  Somerset Savings Bank of MA(8)*         0.10    0.10    1.67    1.67    30.60
SMBC  Southern Missouri Bncrp of MO           0.78    0.73   15.41   15.41    93.96
SWBI  Southwest Bancshares of IL              2.37    2.36   23.38   23.38   194.84
SVRN  Sovereign Bancorp of PA                 1.13    1.02    7.15    4.63   175.82
STFR  St. Francis Cap. Corp. of WI            2.70    1.84   23.08   22.04   221.20
SPBC  St. Paul Bancorp, Inc. of IL            1.95    1.90   20.64   20.57   223.33
STND  Standard Fin. of Chicago IL             1.03    0.93   16.05   16.04   130.43
SFFC  StateFed Financial Corp. of IA          1.03    1.03   18.13   18.13    90.14
SFIN  Statewide Fin. Corp. of NJ              0.53    0.65   13.36   13.32   120.39
STSA  Sterling Financial Corp. of WA          0.92    0.90   11.55    9.26   276.01
SSBK  Strongsville SB of OH                   1.88    1.59   16.50   16.15   199.38
SFSB  SuburbFed Fin. Corp. of IL              1.41    1.21   20.52   20.40   287.29
SBCN  Suburban Bancorp. of OH                 0.53    0.77   17.31   17.31   133.11
SCSL  Suncoast S&LA of Hollywood FL(8)        0.74   -0.92    6.59    6.56   234.42
THRD  TF Financial Corp. of PA                0.94    0.91   16.43   16.43   114.79
ROSE  TR Financial Corp. of NY                2.71    2.14   20.91   20.91   335.49
TPNZ  Tappan Zee Fin. Corp. of NY             0.52    0.48   13.80   13.80    70.86
PTRS  The Potters S&L Co. of OH               1.15    1.13   20.79   20.79   213.62
THIR  Third Financial Corp. of OH(8)          1.89    1.69   24.87   24.87   137.05
TSBS  Trenton SB, FSB MHC of NJ(35.0          1.05    0.70   11.08   10.83    58.20
TRIC  Tri-County Bancorp of WY                0.98    0.95   20.75   20.75   116.38
THBC  Troy Hill Bancorp of PA                 1.02    0.93   16.73   16.73    75.36
TWIN  Twin City Bancorp of TN                 1.21    1.05   15.70   15.70   114.06
UFRM  United FS&LA of Rocky Mount NC          0.73    0.64    6.81    6.81    82.27
UBMT  United SB, FA of MT                     1.32    1.31   20.12   20.12    85.51
VABF  Va. Beach Fed. Fin. Corp of VA          0.32    0.01    8.28    8.28   125.95
VAFD  Valley FSB of Sheffield AL(8)           1.09    1.06   26.14   26.14   323.23
VFFC  Virginia First Savings of VA            1.48    1.22    9.82    9.46   127.15
WBCI  WFS Bancorp of Wichita KS(8)            0.86    0.94   21.35   21.34   187.16
WHGB  WHG Bancshares of MD                    0.36    0.36   14.20   14.20    68.95
WSFS  WSFS Financial Corp. of DE*             1.91    1.13    5.21    5.14    88.82
WVFC  WVS Financial Corp. of PA*              1.63    1.82   20.93   20.93   138.41
WLDN  Walden Bancorp of MA*                   1.58    1.75   17.98   15.38   191.88
WRNB  Warren Bancorp of Peabody MA*           1.56    1.49    8.54    8.54    95.45
WFSL  Washington FS&LA of Seattle WA          1.90    1.82   14.16   13.47   116.67
WAMU  Washington Mutual Inc. of WA(8)*        2.62    2.61   19.33   17.19   310.31
WYNE  Wayne Bancorp of NJ                     0.54    0.65   16.17   16.17    96.07
WAYN  Wayne S&L Co., MHC of OH(46.7)          0.95    0.89   15.32   15.32   166.56
WCFB  Webster CityFSB,MHC of IA(45.2          0.51    0.51   10.32   10.32    46.31
WBST  Webster Financial Corp. of CT           2.00    2.14   24.27   18.45   470.53
WEFC  Wells Fin. Corp. of Wells MN            0.72    0.70   13.40   13.40    89.66
WCBI  WestCo Bancorp of IL                    1.50    1.49   18.07   18.07   115.48
WSTR  WesterFed Fin. Corp. of MT              0.99    0.93   17.77   17.77   133.82
WOFC  Western Ohio Fin. Corp. of OH           1.10    0.83   25.19   23.72   138.40
WWFC  Westwood Fin. Corp. of NJ               0.99    0.99   14.61   12.51   136.46
WFCO  Winton Financial Corp. of OH(8)         1.04    0.85   10.42   10.14   132.09
FFWD  Wood Bancorp of OH                      1.56    1.51   19.72   19.72   135.12
WCHI  Workingmens Cap. Hldgs of IN(8)         1.07    1.05   14.55   14.55   118.84
YFCB  Yonkers Fin. Corp. of NY                0.60    0.66   13.07   13.07    67.39
YFED  York Financial Corp. of PA              1.65    1.44   15.22   15.22   173.33

     RP FINANCIAL, LC.
     _________________________________________
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia 22209
     (703) 528-1700

                                 Exhibit IV-1
                     Weekly Thrift Market Line - Part Two
                          Prices As Of July 19, 1996


                                                                  Key Financial Ratios
                                                 __________________________________________________________
                                                          Tang.
                                                                     Reported Earnings       Core Earnings
                                                 Equity/ Equity/  ______________________    _______________
     Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)
     _____________________                       _______ _______ _______ _______ _______    _______ _______
                                                    (%)     (%)     (%)     (%)     (%)        (%)     (%)

     Market Averages. SAIF-Insured Thrifts(no MHCs)
     ______________________________________________
     SAIF-Insured Thrifts(331)                    13.39    13.19    0.86    7.88    7.00       0.80    7.17
     NYSE Traded Companies(12)                     6.30     5.95    0.70   11.73    8.12       0.58    9.65
     AMEX Traded Companies(17)                    18.41    18.32    0.83    6.71    5.54       0.80    6.35
     NASDAQ Listed OTC Companies(302)             13.41    13.21    0.87    7.78    7.03       0.81    7.10
     California Companies(27)                      7.84     7.71    0.23    3.37    3.75       0.18    2.40
     Florida Companies(9)                          8.45     8.24    0.81   12.89    9.44       0.68   10.24
     Mid-Atlantic Companies(68)                   11.94    11.56    0.84    8.68    7.90       0.82    8.34
     Mid-West Companies(152)                      14.87    14.74    0.94    7.76    6.94       0.87    7.02
     New England Companies(9)                      8.08     7.66    0.63    8.69    8.42       0.53    7.21
     North-West Companies(6)                      11.43    11.11    1.01   10.28    6.99       0.93    9.05
     South-East Companies(45)                     15.60    15.43    1.02    8.76    6.95       0.97    8.15
     South-West Companies(7)                      12.44    12.33    0.72    7.26    8.31       0.68    6.75
     Western Companies (Excl CA)(8)               17.09    16.91    1.04    7.61    6.46       0.99    7.17
     Thrift Strategy(254)                         14.93    14.75    0.87    6.99    6.40       0.83    6.56
     Mortgage Banker Strategy(41)                  7.88     7.52    0.83   11.50    9.21       0.66    8.77
     Real Estate Strategy(17)                      9.07     8.96    0.68    7.13    9.07       0.70    7.22
     Diversified Strategy(15)                      7.96     7.77    0.97   12.93    8.20       0.92   12.64
     Retail Banking Strategy(4)                    9.43     9.18    0.73    9.92   10.37       0.58    7.67
     Companies Issuing Dividends(250)             13.59    13.37    0.95    8.66    7.47       0.89    7.88
     Companies Without Dividends(81)              12.77    12.62    0.57    5.44    5.50       0.54    4.94
     Equity/Assets (less than) 6%(29)              5.06     4.79    0.52   10.63    7.27       0.44    8.93
     Equity/Assets 6-12%(150)                      8.61     8.28    0.82    9.89    8.61       0.74    8.75
     Equity/Assets >12%(152)                      19.55    19.48    0.96    5.43    5.40       0.94    5.31
     Converted Last 3 Mths (no MHC)(15)           17.91    17.49    0.73    4.12    5.44       0.75    4.28
     Actively Traded Companies(53)                 8.62     8.35    0.92   11.36    8.49       0.88   10.63
     Market Value Below $20 Million(85)           15.81    15.75    0.82    6.50    6.75       0.75    5.49
     Holding Company Structure(284)               13.96    13.76    0.85    7.44    6.71       0.80    6.82
     Assets Over $1 Billion(65)                    8.38     7.87    0.78   10.04    8.24       0.72    9.09
     Assets $500 Million-$1 Billion(57)           11.53    11.31    0.84    8.57    6.97       0.81    8.00
     Assets $250-$500 Million(78)                 11.54    11.34    0.84    8.38    7.58       0.75    7.18
     Assets less than $250 Million(131)           17.93    17.90    0.91    6.15    6.03       0.87    5.77
     Goodwill Companies(137)                       9.42     8.93    0.80    9.18    7.74       0.72    8.20
     Non-Goodwill Companies(194)                  16.22    16.22    0.90    6.96    6.47       0.86    6.44
     Acquirors of FSLIC Cases(14)                  7.06     6.69    0.88   12.91   10.11       0.85   12.17

                                                                   Asset Quality Ratios                  Pricing Ratios
                                                                 _______________________     ______________________________________
     Financial Institution                                                                                           Price/  Price/
     ---------------------                                         NPAs   Resvs/  Resvs/     Price/  Price/  Price/   Tang.   Core
     Market Averages. SAIF-Insured Thrifts(no MHCs)               Assets   NPAs    Loans    Earning   Book   Assets   Book  Earnings
     ______________________________________________              _______ _______ _______    _______ _______ _______ _______ _______
                                                                    (%)     (%)     (%)        (X)     (%)     (%)     (%)     (x)
     SAIF-Insured Thrifts(331)                                      0.98  124.83    0.88      14.13  101.42   12.80  104.65   14.99
     NYSE Traded Companies(12)                                      1.55   70.12    1.34      12.61  132.92    8.51  140.99   15.21
     AMEX Traded Companies(17)                                      0.61  132.94    0.70      15.86   92.95   16.13   93.63   16.19
     NASDAQ Listed OTC Companies(302)                               0.98  126.78    0.87      14.12  100.53   12.79  103.70   14.93
     California Companies(27)                                       2.49   51.50    1.37      13.42   96.10    7.17   98.53   16.29
     Florida Companies(9)                                           1.29  102.87    1.27      11.92  108.49    8.73  111.57   13.74
     Mid-Atlantic Companies(68)                                     1.20   83.72    1.06      13.38   98.43   11.07  103.74   14.09
     Mid-West Companies(152)                                        0.61  163.08    0.70      14.73  100.94   14.08  103.02   15.54
     New England Companies(9)                                       1.35   48.97    1.09      11.62   95.29    7.54  104.92   13.26
     North-West Companies(6)                                        0.93   78.60    0.66      15.11  134.20   13.88  142.65   15.23
     South-East Companies(45)                                       1.01  121.75    0.87      14.28  110.59   16.05  113.14   14.64
     South-West Companies(7)                                        0.92   42.73    0.86      13.29   79.53    9.69   83.25   14.20
     Western Companies (Excl CA)(8)                                 0.26  212.29    0.67      14.96  101.49   16.05  103.57   15.86
     Thrift Strategy(254)                                           0.85  133.19    0.80      14.94   96.44   13.76   98.84   15.53
     Mortgage Banker Strategy(41)                                   1.37   78.73    0.96      11.06  115.60    9.06  124.09   13.09
     Real Estate Strategy(17)                                       2.02   82.89    1.62      12.73  105.03    9.28  106.19   12.97
     Diversified Strategy(15)                                       1.02  155.33    1.26      11.99  145.97   11.50  150.68   13.34
     Retail Banking Strategy(4)                                     1.77   45.07    0.91      11.97   87.71    8.19   90.46   15.54
     Companies Issuing Dividends(250)                               0.80  137.06    0.83      13.98  105.80   13.49  109.46   14.85
     Companies Without Dividends(81)                                1.51   88.90    1.02      14.75   87.74   10.65   89.60   15.56
     Equity/Assets (less than)6%(29)                                1.91   81.60    1.08      10.93  118.41    6.01  127.66   12.69
     Equity/Assets 6-12%(150)                                       1.14  119.11    1.03      12.45  110.66    9.41  115.53   13.37
     Equity/Assets >12%(152)                                        0.65  138.80    0.70      16.77   89.34   17.33   89.88   17.28
     Converted Last 3 Mths (no MHC)(15)                             1.01  128.50    0.72      17.06   75.07   13.65   78.60   17.00
     Actively Traded Companies(53)                                  1.48   93.10    1.01      11.58  123.38   10.44  130.24   12.22
     Market Value Below $20 Million(85)                             0.89  113.56    0.71      15.17   85.23   13.27   85.83   15.80
     Holding Company Structure(284)                                 0.93  125.93    0.85      14.56  100.67   13.23  103.92   15.28
     Assets Over $1 Billion(65)                                     1.25  109.10    1.06      12.27  121.53    9.85  131.54   13.51
     Assets $500 Million-$1 Billion(57)                             1.37  122.84    1.01      13.58  103.74   11.64  107.12   14.61
     Assets $250-$500 Million(78)                                   0.92  136.60    0.91      13.39  101.71   11.29  103.61   14.55
     Assets less than $250 Million(131)                             0.73  126.22    0.71      15.98   89.64   15.74   90.00   16.37
     Goodwill Companies(137)                                        1.20  104.21    0.97      12.81  110.79   10.15  118.57   13.95
     Non-Goodwill Companies(194)                                    0.84  138.39    0.82      15.18   94.76   14.68   94.76   15.81
     Acquirors of FSLIC Cases(14)                                   1.52   54.53    0.93      10.58  126.83    8.86  134.21   12.25

                                                                            Dividend Data(6)
                                                                           _____________________
     Financial Institution                                                Ind.   Divi-
     ---------------------                                               Div./   dend    Payout
     Market Averages. SAIF-Insured Thrifts(no MHCs)                      Share   Yield   Ratio(7)
     ______________________________________________                     _______ _______ _______
                                                                           ($)     (%)     (%)
     SAIF-Insured Thrifts(331)                                             0.34    1.95   26.92
     NYSE Traded Companies(12)                                             0.42    1.54   16.50
     AMEX Traded Companies(17)                                             0.37    2.54   29.54
     NASDAQ Listed OTC Companies(302)                                      0.34    1.93   27.32
     California Companies(27)                                              0.26    1.10   18.10
     Florida Companies(9)                                                  0.19    1.04   12.96
     Mid-Atlantic Companies(68)                                            0.31    1.74   21.73
     Mid-West Companies(152)                                               0.35    1.98   27.99
     New England Companies(9)                                              0.49    2.75   33.12
     North-West Companies(6)                                               0.34    1.67   22.59
     South-East Companies(45)                                              0.41    2.50   35.04
     South-West Companies(7)                                               0.30    2.19   21.99
     Western Companies (Excl CA)(8)                                        0.47    2.82   45.13
     Thrift Strategy(254)                                                  0.34    2.03   29.44
     Mortgage Banker Strategy(41)                                          0.36    1.70   18.31
     Real Estate Strategy(17)                                              0.17    0.84    9.57
     Diversified Strategy(15)                                              0.61    2.54   28.67
     Retail Banking Strategy(4)                                            0.14    1.38   18.06
     Companies Issuing Dividends(250)                                      0.45    2.56   35.40
     Companies Without Dividends(81)                                       0.01    0.05    1.48
     Equity/Assets (less than)6%(29)                                       0.25    1.28   14.54
     Equity/Assets 6-12%(150)                                              0.38    1.91   23.38
     Equity/Assets >12%(152)                                               0.33    2.12   33.21
     Converted Last 3 Mths (no MHC)(15)                                    0.02    0.16    2.01
     Actively Traded Companies(53)                                         0.52    2.27   26.62
     Market Value Below $20 Million(85)                                    0.26    1.77   26.11
     Holding Company Structure(284)                                        0.35    1.99   28.00
     Assets Over $1 Billion(65)                                            0.48    1.99   23.96
     Assets $500 Million-$1 Billion(57)                                    0.29    1.61   22.88
     Assets $250-$500 Million(78)                                          0.34    2.08   26.64
     Assets less than $250 Million(131)                                    0.30    2.01   30.77
     Goodwill Companies(137)                                               0.40    1.98   25.45
     Non-Goodwill Companies(194)                                           0.30    1.93   28.03
     Acquirors of FSLIC Cases(14)                                          0.43    2.08   21.26


     (1) Average of high/low or bid/ask price per share.
     (2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
     (3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
     (4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
     (5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
     (6) Annualized, based on last regular quarterly cash dividend announcement.
     (7) Indicated dividend as a percent of trailing twelve month earnings.
     (8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.


      * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

     Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations.
             The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

     Copyright (c) 1995 by RP Financial, LC.

     RP FINANCIAL, LC.
     _________________________________________
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia 22209
     (703) 528-1700

                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part Two
                          Prices As Of July 19, 1996


                                                                  Key Financial Ratios
                                                 __________________________________________________________
                                                          Tang.
                                                                     Reported Earnings       Core Earnings
                                                 Equity/ Equity/  ______________________    _______________
     Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)
     _____________________                       _______ _______ _______ _______ _______    _______ _______
                                                    (%)     (%)     (%)     (%)     (%)        (%)     (%)

     Market Averages. BIF-Insured Thrifts(no MHCs)
     _____________________________________________
     BIF-Insured Thrifts(75)                      11.15    10.86    0.87    9.94    8.01       0.87    9.57
     NYSE Traded Companies(3)                      7.10     5.57    0.46    5.41    4.99       0.52    6.34
     AMEX Traded Companies(5)                     13.30    12.95    0.54    6.29    5.62       0.55    5.20
     NASDAQ Listed OTC Companies(67)              11.18    10.96    0.92   10.48    8.36       0.91   10.11
     California Companies(3)                       7.52     7.51    0.71   10.90    6.43       0.64    9.56
     Mid-Atlantic Companies(20)                   11.12    10.82    0.82    9.47    7.98       0.82    8.92
     Mid-West Companies(1)                        56.23    56.23    1.47    2.62    3.52       1.47    2.62
     New England Companies(44)                     9.04     8.69    0.88   10.50    8.53       0.87   10.21
     North-West Companies(4)                      16.21    16.21    1.19   11.16    7.86       1.18   11.03
     South-East Companies(2)                      28.20    28.20    0.26    0.24    0.29       0.71    2.81
     South-West Companies(1)                       8.65     8.35    1.54   17.77   13.78       1.20   13.90
     Thrift Strategy(47)                          12.90    12.58    0.84    8.66    7.22       0.88    8.78
     Mortgage Banker Strategy(11)                  7.24     6.88    0.76   10.13    8.64       0.75   10.11
     Real Estate Strategy(8)                       9.52     9.48    1.19   13.80    9.53       1.09   12.31
     Diversified Strategy(7)                       7.00     6.75    1.21   19.14   14.47       1.00   15.23
     Retail Banking Strategy(2)                    6.32     6.16    0.05    0.82    1.04       0.05    0.86
     Companies Issuing Dividends(48)               9.33     8.93    1.02   11.49    9.35       0.98   10.95
     Companies Without Dividends(27)              14.22    14.11    0.62    7.34    5.75       0.68    7.26
     Equity/Assets (less than)6%(8)                5.38     5.31    0.74   14.03   10.10       0.58   10.93
     Equity/Assets 6-12%(53)                       8.39     8.00    0.89   10.92    8.81       0.88   10.64
     Equity/Assets >12%(14)                       24.01    24.01    0.84    4.44    4.10       0.95    5.01
     Converted Last 3 Mths (no MHC)(6)            28.14    28.14    0.35   -1.03   -0.66       0.83    2.89
     Actively Traded Companies(29)                 8.59     8.20    0.90   10.57    8.89       0.89   10.46
     Market Value Below $20 Million(14)           12.56    12.36    0.79    8.71    8.04       0.74    7.92
     Holding Company Structure(46)                12.54    12.30    1.01   10.96    8.87       0.99   10.39
     Assets Over $1 Billion(16)                    8.17     7.57    0.98   12.61    9.90       0.94   11.59
     Assets $500 Million-$1 Billion(19)           10.09     9.84    0.77    9.12    6.55       0.79    9.16
     Assets $250-$500 Million(23)                 10.52    10.31    0.84    9.92    7.97       0.87    9.83
     Assets less than $250 Million(17)            15.20    15.04    0.92    8.70    7.99       0.88    8.11
     Goodwill Companies(35)                        7.99     7.35    0.82   10.52    8.67       0.74    9.32
     Non-Goodwill Companies(40)                   13.72    13.72    0.91    9.47    7.48       0.97    9.78


                                                                   Asset Quality Ratios                  Pricing Ratios
                                                                 _______________________     ______________________________________
     Financial Institution                                                                                           Price/  Price/
     ---------------------                                         NPAs   Resvs/  Resvs/     Price/  Price/  Price/   Tang.   Core
     Market Averages. SAIF-Insured Thrifts(no MHCs)               Assets   NPAs    Loans    Earning   Book   Assets   Book  Earnings

     ______________________________________________              _______ _______ _______    _______ _______ _______ _______ _______
                                                                    (%)     (%)     (%)        (X)     (%)     (%)     (%)     (x)
     BIF-Insured Thrifts(75)                                       1.82   87.63    1.49      11.42  107.91   11.19  112.11   11.89
     NYSE Traded Companies(3)                                      2.75   31.12    1.32      16.30  104.15    7.37  130.85   13.61
     AMEX Traded Companies(5)                                      2.73   51.78    1.37      10.95   93.99   11.48   98.88   15.24
     NASDAQ Listed OTC Companies(67)                               1.73   92.23    1.50      11.25  109.28   11.36  112.28   11.62
     California Companies(3)                                       2.72   42.73    1.58      13.49  123.80    9.76  123.84   14.57
     Mid-Atlantic Companies(20)                                    2.16   74.30    1.47      12.99  104.34   10.83  109.45   12.05
     Mid-West Companies(1)                                         0.00    0.00    0.49       0.00   74.59   41.94   74.59    0.00
     New England Companies(44)                                     1.74   84.08    1.60      10.74  110.81    9.74  115.57   11.58
     North-West Companies(4)                                       0.21  321.71    0.92      10.35  110.14   17.06  110.14   10.41
     South-East Companies(2)                                       1.25   59.08    0.93       0.00   73.02   20.70   73.02   20.00
     South-West Companies(1)                                       0.42  127.82    0.78       7.26  113.78    9.84  117.80    9.28
     Thrift Strategy(47)                                           1.82   80.50    1.45      11.89  104.47   12.26  109.20   12.35
     Mortgage Banker Strategy(11)                                  1.23  124.29    1.20      11.26  108.69    7.87  113.59   11.16
     Real Estate Strategy(8)                                       1.57   95.74    1.62      11.60  129.18   12.52  129.75   12.56
     Diversified Strategy(7)                                       3.07   90.05    2.21       8.09  114.18    8.01  118.46    8.94
     Retail Banking Strategy(2)                                    1.31   68.51    1.24       0.00   89.87    5.68   92.03    0.00
     Companies Issuing Dividends(48)                               1.20  109.04    1.39      10.82  113.54   10.51  119.41   11.18
     Companies Without Dividends(27)                               2.94   49.32    1.64      12.86   98.43   12.33   99.85   13.48
     Equity/Assets (less than)6%(8)                                3.69   44.18    1.81      11.58  115.11    6.16  116.75   12.18
     Equity/Assets 6-12%(53)                                       1.64   89.55    1.52      10.86  113.21    9.50  118.88   11.36
     Equity/Assets >12%(14)                                        1.57  105.20    1.23      15.34   84.99   19.74   84.99   14.97
     Converted Last 3 Mths (no MHC)(6)                             2.86   46.49    1.39      19.41   73.88   20.61   73.88   16.84
     Actively Traded Companies(29)                                 1.34   88.49    1.53      11.26  110.53    9.48  115.73   11.44
     Market Value Below $20 Million(14)                            1.85   69.39    1.32      11.36   95.03   10.81   97.90   12.08
     Holding Company Structure(46)                                 1.39   99.43    1.53      10.88  107.20   12.47  110.50   11.42
     Assets Over $1 Billion(16)                                    2.43   63.81    1.59      11.12  114.17    9.48  124.15   10.81
     Assets $500 Million-$1 Billion(19)                            1.60  108.15    1.62      11.70  115.48   11.30  119.07   12.75
     Assets $250-$500 Million(23)                                  1.75   82.92    1.47      11.56  107.86   10.61  110.46   12.16
     Assets less than $250 Million(17)                             1.61   92.63    1.30      11.22   96.05   13.10   98.41   11.73
     Goodwill Companies(35)                                        1.62   78.89    1.41      11.59  109.26    8.72  118.66   12.22
     Non-Goodwill Companies(40)                                    1.99   94.87    1.55      11.26  106.81   13.19  106.81   11.62


                                                                            Dividend Data(6)
                                                                           _____________________
     Financial Institution                                                Ind.   Divi-
     ---------------------                                               Div./   dend    Payout
     Market Averages. SAIF-Insured Thrifts(no MHCs)                      Share   Yield   Ratio(7)
     ______________________________________________                     _______ _______ _______
                                                                           ($)     (%)     (%)
     BIF-Insured Thrifts(75)                                              0.33    1.77   20.52
     NYSE Traded Companies(3)                                             0.27    0.88   13.14
     AMEX Traded Companies(5)                                             0.27    1.06   16.83
     NASDAQ Listed OTC Companies(67)                                      0.34    1.88   21.21
     California Companies(3)                                              0.00    0.00    0.00
     Mid-Atlantic Companies(20)                                           0.36    1.57   19.47
     Mid-West Companies(1)                                                0.00    0.00    0.00
     New England Companies(44)                                            0.38    2.14   23.43
     North-West Companies(4)                                              0.27    1.99   29.30
     South-East Companies(2)                                              0.00    0.00    0.00
     South-West Companies(1)                                              0.16    1.78   12.90
     Thrift Strategy(47)                                                  0.35    1.89   23.35
     Mortgage Banker Strategy(11)                                         0.30    1.53   16.52
     Real Estate Strategy(8)                                              0.32    1.44   14.29
     Diversified Strategy(7)                                              0.23    1.61   13.86
     Retail Banking Strategy(2)                                           0.32    1.91    0.00
     Companies Issuing Dividends(48)                                      0.53    2.83   31.30
     Companies Without Dividends(27)                                      0.00    0.00    0.00
     Equity/Assets (less than)6%(8)                                       0.05    0.50    6.31
     Equity/Assets 6-12%(53)                                              0.41    2.22   24.46
     Equity/Assets >12%(14)                                               0.18    0.70   12.53
     Converted Last 3 Mths (no MHC)(6)                                    0.00    0.00    0.00
     Actively Traded Companies(29)                                        0.45    2.44   25.58
     Market Value Below $20 Million(14)                                   0.18    1.29   11.30
     Holding Company Structure(46)                                        0.37    1.95   22.97
     Assets Over $1 Billion(16)                                           0.42    1.63   18.69
     Assets $500 Million-$1 Billion(19)                                   0.42    2.09   26.21
     Assets $250-$500 Million(23)                                         0.30    1.89   23.89
     Assets less than $250 Million(17)                                    0.21    1.44   13.11
     Goodwill Companies(35)                                               0.44    2.29   27.10
     Non-Goodwill Companies(40)                                           0.24    1.36   15.30



     (1) Average of high/low or bid/ask price per share.
     (2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
     (3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
     (4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
     (5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
     (6) Annualized, based on last regular quarterly cash dividend announcement.
     (7) Indicated dividend as a percent of trailing twelve month earnings.
     (8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.


      * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

     Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations.
             The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

     Copyright (c) 1995 by RP Financial, LC.

     RP FINANCIAL, LC.
     _________________________________________
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia 22209
     (703) 528-1700


                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part Two
                          Prices As Of July 19, 1996




                                                                  Key Financial Ratios
                                                 __________________________________________________________
                                                          Tang.
                                                                     Reported Earnings       Core Earnings
                                                 Equity/ Equity/  ______________________    _______________
     Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)
     _____________________                       _______ _______ _______ _______ _______    _______ _______
                                                    (%)     (%)     (%)     (%)     (%)        (%)     (%)

     Market Averages. MHC Institutions
     _________________________________
     SAIF-Insured Thrifts(18)                     11.89    11.67    0.78    6.84    5.38       0.73    6.57
     BIF-Insured Thrifts(2)                       10.14    10.14    0.80    9.31    6.27       0.69    7.88
     NASDAQ Listed OTC Companies(20)              11.72    11.52    0.78    7.09    5.47       0.73    6.70
     Florida Companies(3)                         10.30    10.26    0.89    8.83    6.81       0.86    8.60
     Mid-Atlantic Companies(8)                    12.45    12.12    0.68    5.25    4.20       0.68    5.55
     Mid-West Companies(7)                        12.13    12.12    0.74    6.66    5.43       0.64    5.90
     New England Companies(1)                      8.00     8.00    1.11   14.66    9.05       0.89   11.81
     North-West Companies(1)                      11.02     9.75    1.30   11.97    8.42       1.17   10.78
     Thrift Strategy(18)                          11.97    11.81    0.74    6.39    5.11       0.70    6.19
     Mortgage Banker Strategy(1)                  11.02     9.75    1.30   11.97    8.42       1.17   10.78
     Diversified Strategy(1)                       8.00     8.00    1.11   14.66    9.05       0.89   11.81
     Companies Issuing Dividends(20)              11.72    11.52    0.78    7.09    5.47       0.73    6.70
     Equity/Assets (less than)6%(1)                5.95     5.95    0.56    9.43    8.48       0.58    9.66
     Equity/Assets 6-12%(12)                       9.93     9.69    0.68    7.17    5.39       0.68    7.14
     Equity/Assets >12%(7)                        15.61    15.44    1.00    6.61    5.19       0.83    5.53
     Actively Traded Companies(1)                  9.49     8.24    0.86    9.52    7.63       0.83    9.13
     Market Value Below $20 Million(1)            11.79    11.79    0.43    3.82    3.69       0.35    3.10
     Holding Company Structure(1)                  9.49     8.24    0.86    9.52    7.63       0.83    9.13
     Assets Over $1 Billion(3)                    10.25     9.95    0.95    9.86    6.74       0.87    8.88
     Assets $500 Million-$1 Billion(6)            11.26    10.96    0.90    7.95    6.12       0.83    7.78
     Assets $250-$500 Million(3)                  10.24    10.22    0.74    7.85    6.99       0.73    7.72
     Assets less than $250 Million(8)             13.17    13.01    0.65    5.11    3.95       0.60    4.70
     Goodwill Companies(9)                        11.19    10.75    0.95    8.90    6.71       0.82    7.79
     Non-Goodwill Companies(11)                   12.15    12.15    0.65    5.60    4.46       0.66    5.82
     MHC Institutions(20)                         11.72    11.52    0.78    7.09    5.47       0.73    6.70


                                                                   Asset Quality Ratios                  Pricing Ratios
                                                                 _______________________     ______________________________________
                                                                                                                     Price/  Price/
                                                                   NPAs   Resvs/  Resvs/     Price/  Price/  Price/   Tang.   Core
                                                                  Assets   NPAs    Loans    Earning   Book   Assets   Book  Earnings

     Financial Institution                                       _______ _______ _______    _______ _______ _______ _______ _______
     ---------------------                                          (%)     (%)     (%)        (X)     (%)     (%)     (%)     (x)

     Market Averages. MHC Institutions
     ---------------------------------

     SAIF-Insured Thrifts(18)                                     0.69   84.03    0.82      15.92  118.97   14.26  121.71   16.97
     BIF-Insured Thrifts(2)                                       2.21   48.00    1.42      11.05  130.80   12.88  130.80   13.73
     NASDAQ Listed OTC Companies(20)                              0.84   80.03    0.88      15.60  120.15   14.12  122.62   16.75
     Florida Companies(3)                                         0.73  105.60    0.96      15.17  120.19   12.18  120.60   15.79
     Mid-Atlantic Companies(8)                                    1.10   51.96    0.90      15.96  116.24   14.55  120.01   18.01
     Mid-West Companies(7)                                        0.59   94.58    0.76      17.15  118.52   14.68  118.61   17.25
     New England Companies(1)                                     1.37   73.39    1.66      11.05  148.73   11.89  148.73   13.73
     North-West Companies(1)                                      0.26  119.16    0.51      11.88  134.17   14.78  151.58   13.18
     Thrift Strategy(18)                                          0.84   78.00    0.86      16.24  117.79   14.21  119.56   17.26
     Mortgage Banker Strategy(1)                                  0.26  119.16    0.51      11.88  134.17   14.78  151.58   13.18
     Diversified Strategy(1)                                      1.37   73.39    1.66      11.05  148.73   11.89  148.73   13.73
     Companies Issuing Dividends(20)                              0.84   80.03    0.88      15.60  120.15   14.12  122.62   16.75
     Equity/Assets (less than)6%(1)                               0.26  146.44    1.14      11.79  106.30    6.32  106.30   11.51
     Equity/Assets 6-12%(12)                                      0.87   88.36    0.91      14.72  121.39   12.04  124.61   16.28
     Equity/Assets >12%(7)                                        0.87   46.77    0.79      17.95  120.01   18.80  121.55   19.26
     Actively Traded Companies(1)                                 0.96   55.11    1.08      13.10  116.24   11.03  133.86   13.66
     Market Value Below $20 Million(1)                            0.52   90.42    0.60       0.00   96.94   11.43   96.94    0.00
     Holding Company Structure(1)                                 0.96   55.11    1.08      13.10  116.24   11.03  133.86   13.66
     Assets Over $1 Billion(3)                                    1.03   70.23    1.17      16.07  134.96   13.63  138.23   17.06
     Assets $500 Million-$1 Billion(6)                            0.76   81.87    0.97      14.20  112.21   12.72  115.80   16.80
     Assets $250-$500 Million(3)                                  0.15  187.85    0.64      14.66  108.40   11.04  108.59   15.00
     Assets less than $250 Million(8)                             1.09   51.85    0.80      17.70  124.97   16.50  127.14   18.10
     Goodwill Companies(9)                                        0.65   94.73    0.80      14.76  120.94   13.42  126.43   16.46
     Non-Goodwill Companies(11)                                   0.99   65.33    0.95      16.56  119.51   14.69  119.51   17.08
     MHC Institutions(20)                                         0.84   80.03    0.88      15.60  120.15   14.12  122.62   16.75

                                                                            Dividend Data(6)
                                                                           _____________________
     Financial Institution                                                Ind.   Divi-
     ---------------------                                               Div./   dend    Payout
                                                                         Share   Yield   Ratio(7)
     Market Averages. MHC Institutions                                  _______ _______ _______
     ---------------------------------                                     ($)     (%)     (%)
     SAIF-Insured Thrifts(18)                                             0.61    3.99   41.45
     BIF-Insured Thrifts(2)                                               0.58    3.70   42.11
     NASDAQ Listed OTC Companies(20)                                      0.61    3.96   41.53
     Florida Companies(3)                                                 0.87    4.81   55.81
     Mid-Atlantic Companies(8)                                            0.44    3.24   35.56
     Mid-West Companies(7)                                                0.72    4.80   54.74
     New England Companies(1)                                             0.80    3.81   42.11
     North-West Companies(1)                                              0.22    1.53   18.18
     Thrift Strategy(18)                                                  0.62    4.11   45.33
     Mortgage Banker Strategy(1)                                          0.22    1.53   18.18
     Diversified Strategy(1)                                              0.80    3.81   42.11
     Companies Issuing Dividends(20)                                      0.61    3.96   41.53
     Equity/Assets (less than)6%(1)                                       0.80    5.52   65.04
     Equity/Assets 6-12%(12)                                              0.60    3.46   38.98
     Equity/Assets >12%(7)                                                0.60    4.61   33.33
     Actively Traded Companies(1)                                         0.40    2.46   32.26
     Market Value Below $20 Million(1)                                    0.40    3.08    0.00
     Holding Company Structure(1)                                         0.40    2.46   32.26
     Assets Over $1 Billion(3)                                            0.56    3.38   41.60
     Assets $500 Million-$1 Billion(6)                                    0.64    3.86   40.47
     Assets $250-$500 Million(3)                                          0.72    4.42   54.74
     Assets less than $250 Million(8)                                     0.56    4.09   18.18
     Goodwill Companies(9)                                                0.49    3.06   35.24
     Non-Goodwill Companies(11)                                           0.71    4.70   60.43
     MHC Institutions(20)                                                 0.61    3.96   41.53


     (1) Average of high/low or bid/ask price per share.
     (2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
     (3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
     (4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
     (5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
     (6) Annualized, based on last regular quarterly cash dividend announcement.
     (7) Indicated dividend as a percent of trailing twelve month earnings.
     (8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.


      * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages.
         All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

     Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations.
             The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

     Copyright (c) 1995 by RP Financial, LC.

     RP FINANCIAL, LC.
     _________________________________________
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia 22209
     (703) 528-1700
                           Exhibit IV-1 (continued)


                     Weekly Thrift Market Line - Part Two
                          Prices As Of July 19, 1996



                                                                  Key Financial Ratios
                                                 __________________________________________________________
                                                          Tang.
                                                                     Reported Earnings       Core Earnings
                                                 Equity/ Equity/  ______________________    _______________
     Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)
     _____________________                       _______ _______ _______ _______ _______    _______ _______
                                                    (%)     (%)     (%)     (%)     (%)        (%)     (%)
     NYSE Traded Companies
     _____________________
     AHM   Ahmanson and Co. H.F. of CA             4.61     4.32    0.80   17.30   14.75       0.10    2.09
     CAL   CalFed Inc. of Los Angeles CA           4.36     4.36    0.58   13.97    8.78       0.55   13.14
     CSA   Coast Savings Financial of CA           5.16     5.08    0.46    9.62    6.80       0.40    8.33
     CFB   Commercial Federal Corp. of NE          6.05     5.43    0.84   15.46    9.38       0.84   15.37
     DME   Dime Savings Bank, FSB of NY*           5.08     5.03    0.34    6.97    5.67       0.46    9.54
     DSL   Downey Financial Corp. of CA            8.33     8.18    0.61    7.57    8.20       0.53    6.62
     FRC   First Republic Bancorp of CA*           5.65     5.64    0.14    2.38    2.62       0.13    2.31
     FED   FirstFed Fin. Corp. of CA               4.69     4.61    0.18    3.94    4.09       0.20    4.38
     GLN   Glendale Fed. Bk, FSB of CA             5.37     4.95    0.12    2.49    2.40       0.29    5.87
     GDW   Golden West Fin. Corp. of CA            6.66     6.27    0.75   11.76    8.20       0.74   11.63
     GWF   Great Western Fin. Corp. of CA          5.78     5.06    0.60   10.98    8.49       0.54   10.01
     GPT   GreenPoint Fin. Corp. of NY*           10.58     6.03    0.92    6.87    6.68       0.96    7.17
     SFB   Standard Fed. Bancorp of MI             6.96     5.93    0.94   13.84   10.18       0.85   12.50
     TCB   TCF Financial Corp. of MN               7.69     7.35    1.37   20.13    8.06       1.29   19.04
     WES   Westcorp Inc. of Orange CA              9.89     9.86    1.21   13.72    8.11       0.60    6.86


     AMEX Traded Companies
     _____________________
     ANA   Acadiana Bancshares of LA*             17.67    17.67   -0.29   -1.62   -2.25       0.64    3.60
     BKC   American Bank of Waterbury CT*          8.57     8.12    0.96   10.74    7.84       0.39    4.36
     BFD   BostonFed Bancorp of MA                13.51    13.51    0.21    2.42    1.70       0.18    2.05
     CFX   Cheshire Fin. Corp. of NH*              9.46     8.44    0.99   10.03    8.85       0.82    8.29
     CZF   Citisave Fin. Corp. of LA              18.18    18.17    1.28    9.16    7.22       0.88    6.28
     CBK   Citizens First Fin.Corp. of IL         15.57    15.57    0.63    4.01    5.74       0.68    4.37
     ESX   Essex Bancorp of VA(8)                  2.57    -0.08    0.32    7.80   36.06      -0.78  -18.91
     FCB   Falmouth Co-Op Bank of MA*             24.56    24.56    0.45    2.40    2.33       0.47    2.50
     GAF   GA Financial Corp. of PA               22.44    22.44    0.58    4.73    3.04       0.78    6.30
     KNK   Kankakee Bancorp of IL                  9.80     9.09    0.50    4.56    6.22       0.49    4.48
     KYF   Kentucky First Bancorp of KY           23.62    23.62    1.12    5.40    3.83       1.12    5.40
     NYB   New York Bancorp, Inc. of NY            5.78     5.78    1.18   19.84   10.12       1.12   18.82
     PDB   Piedmont Bancorp of NC                 29.77    29.77    1.34    6.02    4.51       1.36    6.12
     PLE   Pinnacle Bank of AL                     8.19     7.90    0.79   10.40   10.14       0.71    9.31
     SSB   Scotland Bancorp of NC                 37.58    37.58    1.09    3.96    3.10       1.09    3.96
     SZB   SouthFirst Bancshares of AL            14.89    14.89    0.55    3.25    4.49       0.76    4.49
     SRN   Southern Banc Company of AL            20.38    20.15    0.50    4.33    2.82       0.50    4.33
     SSM   Stone Street Bancorp of NC             33.68    33.68    0.77    3.04    2.61       0.77    3.04
     TSH   Teche Holding Company of LA            17.16    17.16    1.17    7.06    7.36       1.14    6.91
     FTF   Texarkana Fst. Fin. Corp of AR         20.62    20.62    1.86   11.49    9.47       1.39    8.62
     THR   Three Rivers Fin. Corp. of MI          15.74    15.64    0.59    6.68    4.00       0.57    6.41
     TBK   Tolland Bank of CT*                     6.25     5.96    0.61    9.90   11.35       0.44    7.25
     WSB   Washington SB, FSB of MD                8.23     8.23    0.94   12.58   11.80       0.70    9.38


     NASDAQ Listed OTC Companies
     ___________________________
     FBCV  1st Bancorp of Vincennes IN             7.88     7.88    2.25   35.91   36.33      -0.16   -2.60
     WFSB  1st Washington Bancorp of VA(8)         5.95     5.95    0.64   11.09    6.38       0.26    4.57
     ALBK  ALBANK Fin. Corp. of Albany NY          9.62     8.49    0.99    9.39    8.71       0.99    9.39
     AMFC  AMB Financial Corp. of IN              20.06    20.06    0.49    4.30    2.88       0.49    4.30
     ASBP  ASB Financial Corp. of OH              23.07    23.07    1.03    4.75    4.49       1.03    4.75
     ABBK  Abington Savings Bank of MA(8)*         6.50     5.69    0.36    5.29    5.40       0.24    3.48
     AADV  Advantage Bancorp of WI                 9.77     8.47    0.90    9.33    7.61       0.81    8.40
     AFCB  Affiliated Comm BC, Inc of MA          10.25    10.17    0.71    6.31    6.87       0.86    7.56
     ALBC  Albion Banc Corp. of Albion NY         10.71    10.71    0.30    2.87    4.00       0.25    2.43
     ATSB  AmTrust Capital Corp. of IN            10.34    10.23    0.31    2.75    4.11       0.07    0.59



                                                                   Asset Quality Ratios                  Pricing Ratios
                                                                 _______________________     ______________________________________
                                                                                                                     Price/  Price/
                                                                   NPAs   Resvs/  Resvs/     Price/  Price/  Price/   Tang.   Core
     Financial Institution                                        Assets   NPAs    Loans    Earning   Book   Assets   Book  Earnings

     ---------------------                                       _______ _______ _______    _______ _______ _______ _______ _______
                                                                    (%)     (%)     (%)        (X)     (%)     (%)     (%)     (x)
     NYSE Traded Companies
     _____________________
     AHM   Ahmanson and Co. H.F. of CA                               2.29   33.80    1.24       6.78  121.32    5.59  129.45    NM
     CAL   CalFed Inc. of Los Angeles CA                             1.61   77.66    1.85      11.39  152.29    6.65  152.29  12.11
     CSA   Coast Savings Financial of CA                             1.62   48.77    1.17      14.71  134.34    6.93  136.61  16.99
     CFB   Commercial Federal Corp. of NE                            1.02   73.31    1.02      10.66  139.25    8.42  155.01  10.72
     DME   Dime Savings Bank, FSB of NY*                              NA      NA     1.24      17.65  120.24    6.11  121.58  12.90
     DSL   Downey Financial Corp. of CA                               NA      NA     0.66      12.20   89.79    7.48   91.40  13.95
     FRC   First Republic Bancorp of CA*                             2.64   36.28    1.09        NM    88.13    4.98   88.25    NM
     FED   FirstFed Fin. Corp. of CA                                 2.56   73.84    2.55      24.46   94.50    4.43   96.13  21.99
     GLN   Glendale Fed. Bk, FSB of CA                               2.08   65.06    1.78        NM   100.06    5.37  108.56  17.68
     GDW   Golden West Fin. Corp. of CA                               NA      NA     0.56      12.19  135.39    9.02  143.92  12.33
     GWF   Great Western Fin. Corp. of CA                            1.76   42.88    1.09      11.78  122.80    7.09  140.24  12.93
     GPT   GreenPoint Fin. Corp. of NY*                              2.86   25.95    1.63      14.96  104.08   11.01  182.73  14.33
     SFB   Standard Fed. Bancorp of MI                               0.54   58.81    0.45       9.82  128.25    8.92  150.33  10.88
     TCB   TCF Financial Corp. of MN                                 0.82  119.89    1.29      12.41  228.48   17.56  238.92  13.12
     WES   Westcorp Inc. of Orange CA                                1.24  107.17    2.37      12.32  148.56   14.70  149.06  24.65


     AMEX Traded Companies
     _____________________
     ANA   Acadiana Bancshares of LA*                                1.09   94.56    1.46        NM    71.99   12.72   71.99  20.00
     BKC   American Bank of Waterbury CT*                            2.95   33.54    1.46      12.75  132.94   11.39  140.17    NM
     BFD   BostonFed Bancorp of MA                                   1.67   40.40    0.85        NM    84.53   11.42   84.53    NM
     CFX   Cheshire Fin. Corp. of NH*                                 NA      NA     1.02      11.30  108.51   10.26  121.61  13.68
     CZF   Citisave Fin. Corp. of LA                                 0.30   38.75    0.21      13.84   94.01   17.09   94.07  20.17
     CBK   Citizens First Fin.Corp. of IL                             NA      NA     0.24      17.41   69.89   10.88   69.89  15.98
     ESX   Essex Bancorp of VA(8)                                    3.32   47.35    1.88       2.77   34.84    0.90     NM     NM
     FCB   Falmouth Co-Op Bank of MA*                                 NA      NA     1.31        NM    72.44   17.79   72.44    NM
     GAF   GA Financial Corp. of PA                                  0.19   78.79    0.41        NM    75.80   17.01   75.80  24.70
     KNK   Kankakee Bancorp of IL                                    0.59  110.93    1.02      16.09   74.81    7.33   80.65  16.37
     KYF   Kentucky First Bancorp of KY                              0.15  299.19    0.87        NM   104.13   24.59  104.13    NM
     NYB   New York Bancorp, Inc. of NY                              1.63   45.81    1.22       9.88  197.86   11.44  197.86  10.41
     PDB   Piedmont Bancorp of NC                                    0.72   65.30    0.66      22.19   91.60   27.27   91.60  21.81
     PLE   Pinnacle Bank of AL                                       0.22  303.63    1.04       9.87   98.65    8.08  102.24  11.03
     SSB   Scotland Bancorp of NC                                     NA      NA     0.52        NM    85.19   32.01   85.19    NM
     SZB   SouthFirst Bancshares of AL                               0.56   52.60    0.45      22.27   79.13   11.78   79.13  16.12
     SRN   Southern Banc Company of AL                                NA      NA     0.25        NM    82.21   16.75   83.12    NM
     SSM   Stone Street Bancorp of NC                                0.31  126.92    0.60        NM    76.99   25.94   76.99     NM
     TSH   Teche Holding Company of LA                               0.24  362.84    1.10      13.59   86.15   14.79   86.15  13.89
     FTF   Texarkana Fst. Fin. Corp of AR                            0.36  196.08    0.89      10.56   92.05   18.98   92.05  14.08
     THR   Three Rivers Fin. Corp. of MI                             0.73   70.06    0.77      25.00   85.57   13.46   86.09    NM
     TBK   Tolland Bank of CT*                                       4.14   27.24    1.62       8.81   84.07    5.26   88.20  12.04
     WSB   Washington SB, FSB of MD                                   NA      NA     0.99       8.47  100.60    8.28  100.60  11.36


     NASDAQ Listed OTC Companies
     ___________________________
     FBCV  1st Bancorp of Vincennes IN                               0.38   86.69    0.46       2.75   83.51    6.58   83.51    NM
     WFSB  1st Washington Bancorp of VA(8)                           0.87   86.57    1.70      15.69  167.01    9.94  167.01    NM
     ALBK  ALBANK Fin. Corp. of Albany NY                             NA      NA     1.07      11.48  107.59   10.36  121.91  11.48
     AMFC  AMB Financial Corp. of IN                                 0.71   63.16    0.66        NM    74.81   15.00   74.81    NM
     ASBP  ASB Financial Corp. of OH                                 1.48   53.58    1.30      22.27   94.75   21.86   94.75  22.27
     ABBK  Abington Savings Bank of MA(8)*                           0.37   88.30    0.58      18.53   95.34    6.20  109.00    NM
     AADV  Advantage Bancorp of WI                                   0.56  100.02    1.04      13.15  118.83   11.62  137.16  14.60
     AFCB  Affiliated Comm BC, Inc of MA                             1.34   57.09    1.28      14.56   92.88    9.52   93.62  12.15
     ALBC  Albion Banc Corp. of Albion NY                            0.72   61.31    0.55      25.00   70.94    7.60   70.94    NM
     ATSB  AmTrust Capital Corp. of IN                               1.31   38.02    0.73      24.32   67.57    6.98   68.29    NM



                                                                            Dividend Data(6)
                                                                           _____________________
                                                                          Ind.   Divi-
                                                                         Div./   dend    Payout
     Financial Institution                                               Share   Yield   Ratio(7)
     ---------------------                                              _______ _______ _______
                                                                           ($)     (%)     (%)
     NYSE Traded Companies
     _____________________
     AHM   Ahmanson and Co. H.F. of CA                                     0.88    3.56   24.11
     CAL   CalFed Inc. of Los Angeles CA                                   0.00    0.00    0.00
     CSA   Coast Savings Financial of CA                                   0.00    0.00    0.00
     CFB   Commercial Federal Corp. of NE                                  0.40    1.08   11.53
     DME   Dime Savings Bank, FSB of NY*                                   0.00    0.00    0.00
     DSL   Downey Financial Corp. of CA                                    0.48    2.34   28.57
     FRC   First Republic Bancorp of CA*                                   0.00    0.00    0.00
     FED   FirstFed Fin. Corp. of CA                                       0.00    0.00    0.00
     GLN   Glendale Fed. Bk, FSB of CA                                     0.00    0.00    0.00
     GDW   Golden West Fin. Corp. of CA                                    0.38    0.71    8.60
     GWF   Great Western Fin. Corp. of CA                                  1.00    4.42   52.08
     GPT   GreenPoint Fin. Corp. of NY*                                    0.80    2.63   39.41
     SFB   Standard Fed. Bancorp of MI                                     0.76    1.97   19.39
     TCB   TCF Financial Corp. of MN                                       0.75    2.17   26.98
     WES   Westcorp Inc. of Orange CA                                      0.38    2.17   26.76


     AMEX Traded Companies
     _____________________
     ANA   Acadiana Bancshares of LA*                                      0.00    0.00     NM
     BKC   American Bank of Waterbury CT*                                  1.36    5.28   67.33
     BFD   BostonFed Bancorp of MA                                         0.20    1.70     NM
     CFX   Cheshire Fin. Corp. of NH*                                      0.00    0.00    0.00
     CZF   Citisave Fin. Corp. of LA                                       0.30    2.12   29.41
     CBK   Citizens First Fin.Corp. of IL                                  0.00    0.00    0.00
     ESX   Essex Bancorp of VA(8)                                          0.00    0.00    0.00
     FCB   Falmouth Co-Op Bank of MA*                                      0.00    0.00    0.00
     GAF   GA Financial Corp. of PA                                        0.00    0.00    0.00
     KNK   Kankakee Bancorp of IL                                          0.40    2.16   34.78
     KYF   Kentucky First Bancorp of KY                                    0.50    3.36     NM
     NYB   New York Bancorp, Inc. of NY                                    0.80    2.98   29.41
     PDB   Piedmont Bancorp of NC                                          0.48    3.73     NM
     PLE   Pinnacle Bank of AL                                             0.72    4.27   42.11
     SSB   Scotland Bancorp of NC                                          0.30    2.45     NM
     SZB   SouthFirst Bancshares of AL                                     0.50    4.08     NM
     SRN   Southern Banc Company of AL                                     0.35    2.75     NM
     SSM   Stone Street Bancorp of NC                                      0.44    2.67     NM
     TSH   Teche Holding Company of LA                                     0.50    4.00   54.35
     FTF   Texarkana Fst. Fin. Corp of AR                                  0.45    2.88   30.41
     THR   Three Rivers Fin. Corp. of MI                                   0.30    2.35   58.82
     TBK   Tolland Bank of CT*                                             0.00    0.00    0.00
     WSB   Washington SB, FSB of MD                                        0.10    2.00   16.95


     NASDAQ Listed OTC Companies
     ___________________________
     FBCV  1st Bancorp of Vincennes IN                                     0.40    1.48    4.08
     WFSB  1st Washington Bancorp of VA(8)                                 0.12    1.50   23.53
     ALBK  ALBANK Fin. Corp. of Albany NY                                  0.48    1.89   21.72
     AMFC  AMB Financial Corp. of IN                                       0.00    0.00    0.00
     ASBP  ASB Financial Corp. of OH                                       0.40    2.81   62.50
     ABBK  Abington Savings Bank of MA(8)*                                 0.40    2.54   47.06
     AADV  Advantage Bancorp of WI                                         0.32    0.97   12.75
     AFCB  Affiliated Comm BC, Inc of MA                                   0.48    2.72   39.67
     ALBC  Albion Banc Corp. of Albion NY                                  0.31    1.88   46.97
     ATSB  AmTrust Capital Corp. of IN                                     0.00    0.00    0.00


     RP FINANCIAL, LC.
     _________________________________________
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia 22209
     (703) 528-1700
                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part Two
                          Prices As Of July 19, 1996



                                                                  Key Financial Ratios
                                                 __________________________________________________________
                                                          Tang.
                                                                     Reported Earnings       Core Earnings
                                                 Equity/ Equity/  ______________________    _______________
     Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)
     _____________________                       _______ _______ _______ _______ _______    _______ _______
                                                    (%)     (%)     (%)     (%)     (%)        (%)     (%)

     NASDAQ Listed OTC Companies (continued)
     _______________________________________
     AHCI  Ambanc Holding Co. of NY*              19.17    19.17   -0.03   -0.23   -0.21      -0.04   -0.35
     ASBI  Ameriana Bancorp of IN                 11.64    11.62    0.93    7.22    7.55       0.90    7.00
     AFFFZ America First Fin. Fund of CA           6.80     6.64    0.81   12.56   12.08       0.81   12.48
     AMFB  American Federal Bank of SC             8.21     7.58    1.29   16.11    9.54       1.41   17.57
     ANBK  American Nat'l Bancorp of MD           10.91    10.91    0.34    3.61    3.75       0.33    3.51
     ABCW  Anchor Bancorp Wisconsin of WI          6.75     6.57    0.87   12.13    8.40       0.85   11.80
     ANDB  Andover Bancorp, Inc. of MA*            7.60     7.60    0.87   11.60    9.33       0.91   12.17
     ASFC  Astoria Financial Corp. of NY           8.55     6.95    0.75    8.45    8.58       0.74    8.37
     AVND  Avondale Fin. Corp. of IL              10.63    10.63    0.65    6.66    7.29       0.45    4.65
     BFSI  BFS Bankorp, Inc. of NY                 8.14     8.14    1.84   24.85   16.32       1.78   24.01
     BKCT  Bancorp Connecticut of CT*             10.81    10.81    1.18   10.65    7.76       1.18   10.65
     BPLS  Bank Plus Corp. of CA                   6.94     6.93   -2.04  -36.27     NM       -2.13  -37.81
     BWFC  Bank West Fin. Corp. of MI             19.78    19.78    0.69    3.38    3.49       0.41    1.98
     BANC  BankAtlantic Bancorp of FL              8.33     7.65    0.97   14.59   10.57       0.76   11.35
     BKUNA BankUnited SA of FL                     6.11     5.77    1.02   26.11   14.93       0.78   20.05
     BKCO  Bankers Corp. of NJ*                    9.81     9.60    1.12   11.36    9.26       1.18   11.99
     BVFS  Bay View Capital Corp. of CA            6.98     6.81   -0.10   -1.46   -1.37       0.26    3.66
     BFSB  Bedford Bancshares of VA               16.11    16.11    1.26    7.57    7.27       1.26    7.57
     BSBC  Branford SB of CT*                      8.69     8.69    0.76    9.05    6.67       0.76    9.05
     BRFC  Bridgeville SB, FSB of PA(8)           28.51    28.51    1.24    4.21    3.84       1.24    4.21
     BYFC  Broadway Fin. Corp. of CA              11.42    11.42    0.40    6.29    4.90       0.45    7.06
     CBCO  CB Bancorp of Michigan City IN          9.16     9.16    1.36   13.92   12.00       1.36   13.92
     CCFH  CCF Holding Company of GA              21.23    21.23    0.86    5.17    5.02       0.82    4.91
     CENF  CENFED Financial Corp. of CA            5.00     4.99    0.48    9.87    9.11       0.33    6.81
     CFSB  CFSB Bancorp of Lansing MI              8.29     8.29    0.94   11.62    7.52       0.92   11.40
     CKFB  CKF Bancorp of Danville KY             27.30    27.30    1.24    4.40    3.85       1.24    4.40
     CNSB  CNS Bancorp of MO                      23.07    23.07    0.74    3.20    3.91       0.62    2.70
     CSBF  CSB Financial Group Inc of IL          30.89    30.89    0.82    3.62    3.46       0.82    3.62
     CFHC  California Fin. Hld. Co. of CA          6.75     6.69    0.28    4.26    3.45       0.25    3.71
     CBCI  Calumet Bancorp of Chicago IL          16.99    16.99    1.21    7.25    8.14       1.20    7.22
     CAFI  Camco Fin. Corp. of OH                  8.33     8.33    1.22   15.54   11.22       0.93   11.85
     CMRN  Cameron Fin. Corp. of MO               26.54    26.54    1.61    5.79    7.12       1.59    5.73
     CAPS  Capital Savings Bancorp of MO          10.43    10.43    0.95    8.92    9.40       0.95    8.92
     CARV  Carver FSB of New York, NY              9.45     9.00    0.21    2.19    4.26       0.21    2.19
     CASB  Cascade SB of Everett WA                6.22     6.22    0.56    8.94    6.09       0.29    4.68
     CATB  Catskill Fin. Corp. of NY*             27.79    27.79    0.96    3.44    4.70       1.10    3.96
     CNIT  Cenit Bancorp of Norfolk VA             6.98     6.72    0.42    5.90    4.77       0.49    6.92
     CTBK  Center Banks, Inc. of NY*               7.08     7.08    0.56    8.10    9.28       0.58    8.35
     CFCX  Center Fin. Corp of CT(8)*              6.10     5.70    0.70   11.37    6.59       0.47    7.75
     CEBK  Central Co-Op. Bank of MA*              9.95     8.69    0.60    6.40    6.00       0.57    6.01
     CJFC  Central Jersey Fin. Corp of NJ(8)      11.78    10.95    1.11   10.71    6.38       1.06   10.20
     CBSB  Charter Financial Inc. of IL           21.41    20.85    1.12    6.95    5.91       1.12    6.95
     COFI  Charter One Financial of OH(8)          6.90     6.79    0.18    2.81    1.08       1.18   18.12
     CVAL  Chester Valley Bancorp of PA            9.15     9.15    0.91   10.02    8.11       0.87    9.63
     CRCL  Circle Financial Corp.of OH(8)         10.65     9.24    0.50    4.34    4.32       0.43    3.72
     CTZN  CitFed Bancorp of Dayton OH             6.70     5.81    0.68    9.99    7.62       0.55    8.16
     CLAS  Classic Bancshares of KY               28.78    28.78    0.44    2.82    1.93       0.40    2.55
     CMSB  Cmnwealth Bancorp of PA                10.41     7.68    0.70    6.69    8.20       0.67    6.45
     CBSA  Coastal Bancorp of Houston TX           3.31     2.69    0.37   10.64   10.72       0.37   10.58
     CFCP  Coastal Fin. Corp. of SC                6.08     6.08    0.99   16.43    7.74       0.89   14.80
     COFD  Collective Bancorp Inc. of NJ           7.05     6.54    1.06   15.84   10.86       1.04   15.48
     CMSV  Commty. Svgs, MHC of FL(47.6)          11.82    11.82    0.83    6.60    6.09       0.81    6.40
     CBIN  Community Bank Shares of IN            11.36    11.36    0.90    8.26    7.53       0.88    8.09
     CBNH  Community Bankshares Inc of NH*         7.23     7.23    0.78   10.93    7.73       0.65    9.07
     CFTP  Community Fed. Bancorp of MS           33.10    33.10    1.17    6.28    3.37       1.14    6.13
     CFFC  Community Fin. Corp. of VA             13.70    13.70    1.29    9.70    7.61       1.29    9.70

                                                                   Asset Quality Ratios                  Pricing Ratios
                                                                 _______________________     ______________________________________
                                                                                                                     Price/  Price/
                                                                   NPAs   Resvs/  Resvs/     Price/  Price/  Price/   Tang.   Core
     Financial Institution                                        Assets   NPAs    Loans    Earning   Book   Assets   Book  Earnings
     ---------------------                                       _______ _______ _______    _______ _______ _______ _______ _______
                                                                    (%)     (%)     (%)        (X)     (%)     (%)     (%)     (x)
     NASDAQ Listed OTC Companies (continued)
     _______________________________________
     AHCI  Ambanc Holding Co. of NY*                                4.22   24.58    1.64        NM    68.49   13.13   68.49     NM
     ASBI  Ameriana Bancorp of IN                                   0.56   50.63    0.40      13.25   98.81   11.50   98.95   13.66
     AFFFZ America First Fin. Fund of CA                            0.65   46.82    0.50       8.28  100.34    6.83  102.75    8.33
     AMFB  American Federal Bank of SC                              0.50  151.69    1.27      10.48  161.37   13.25  174.92    9.62
     ANBK  American Nat'l Bancorp of MD                             1.40   69.89    1.61        NM    80.18    8.75   80.18     NM
     ABCW  Anchor Bancorp Wisconsin of WI                           0.61  214.80    1.63      11.90  145.83    9.84  149.76   12.24
     ANDB  Andover Bancorp, Inc. of MA*                             1.60   63.49    1.46      10.72  118.00    8.96  118.00   10.22
     ASFC  Astoria Financial Corp. of NY                             NA      NA     0.55      11.65   98.43    8.41  121.01   11.76
     AVND  Avondale Fin. Corp. of IL                                0.85   82.48    1.72      13.71   83.06    8.83   83.06   19.62
     BFSI  BFS Bankorp, Inc. of NY                                  1.48   69.83    1.13       6.13  134.75   10.97  134.75    6.34
     BKCT  Bancorp Connecticut of CT*                               1.69   74.29    2.13      12.88  132.07   14.27  132.07   12.88
     BPLS  Bank Plus Corp. of CA                                    3.58   69.37    2.75        NM    71.13    4.93   71.24     NM
     BWFC  Bank West Fin. Corp. of MI                               0.08  112.71    0.13        NM    98.00   19.38   98.00     NM
     BANC  BankAtlantic Bancorp of FL                               1.25   91.39    2.12       9.46  116.91    9.74  127.29   12.16
     BKUNA BankUnited SA of FL                                      0.90   32.13    0.38       6.70   94.58    5.78  100.13    8.72
     BKCO  Bankers Corp. of NJ*                                     1.59   24.80    0.56      10.80  119.13   11.69  121.70   10.23
     BVFS  Bay View Capital Corp. of CA                              NA      NA     1.44        NM   114.12    7.97  117.06     NM
     BFSB  Bedford Bancshares of VA                                 1.24   43.93    0.64      13.75  104.10   16.77  104.10   13.75
     BSBC  Branford SB of CT*                                       2.31   87.06    2.77      15.00  129.87   11.28  129.87   15.00
     BRFC  Bridgeville SB, FSB of PA(8)                             0.25  102.86    0.70        NM   108.78   31.01  108.78     NM
     BYFC  Broadway Fin. Corp. of CA                                2.42   34.07    1.05      20.41   67.89    7.75   67.89   18.18
     CBCO  CB Bancorp of Michigan City IN                           0.84   77.80    1.45       8.33  109.25   10.01  109.25    8.33
     CCFH  CCF Holding Company of GA                                0.63   84.80    0.90      19.92   79.45   16.87   79.45   20.98
     CENF  CENFED Financial Corp. of CA                             1.22   54.40    0.89      10.97  102.85    5.15  103.05   15.90
     CFSB  CFSB Bancorp of Lansing MI                               0.09  661.63    0.66      13.29  146.85   12.18  146.85   13.55
     CKFB  CKF Bancorp of Danville KY                               1.70   10.61    0.21        NM   113.31   30.93  113.31     NM
     CNSB  CNS Bancorp of MO                                        0.70   53.70    0.60        NM    81.73   18.86   81.73     NM
     CSBF  CSB Financial Group Inc of IL                            0.78   37.38    0.55        NM    75.20   23.23   75.20     NM
     CFHC  California Fin. Hld. Co. of CA                           1.26   44.64    0.78        NM   121.25    8.19  122.38     NM
     CBCI  Calumet Bancorp of Chicago IL                            1.23   82.56    1.36      12.28   87.53   14.87   87.53   12.33
     CAFI  Camco Fin. Corp. of OH                                   0.56   54.79    0.36       8.91  130.15   10.84  130.15   11.69
     CMRN  Cameron Fin. Corp. of MO                                 0.79   86.49    0.81      14.04   84.81   22.50   84.81   14.19
     CAPS  Capital Savings Bancorp of MO                            0.20  152.91    0.38      10.64   91.54    9.55   91.54   10.64
     CARV  Carver FSB of New York, NY                               0.97   33.76    1.44      23.48   51.60    4.88   54.20   23.48
     CASB  Cascade SB of Everett WA                                 2.40   37.69    1.26      16.42  142.05    8.83  142.05     NM
     CATB  Catskill Fin. Corp. of NY*                                NA      NA     1.63      21.28   73.26   20.36   73.26   18.52
     CNIT  Cenit Bancorp of Norfolk VA                              0.51  109.75    1.17      20.98  113.59    7.93  117.98   17.90
     CTBK  Center Banks, Inc. of NY*                                1.07  115.49    1.55      10.78   83.88    5.94   83.88   10.45
     CFCX  Center Fin. Corp of CT(8)*                               2.61   44.33    1.46      15.18  157.05    9.59  168.14   22.28
     CEBK  Central Co-Op. Bank of MA*                               2.31   41.68    1.39      16.67  100.73   10.02  115.38   17.74
     CJFC  Central Jersey Fin. Corp of NJ(8)                        1.91   33.63    1.30      15.67  143.93   16.95  154.84   16.46
     CBSB  Charter Financial Inc. of IL                             0.49  149.63    1.05      16.92   84.94   18.19   87.23   16.92
     COFI  Charter One Financial of OH(8)                           0.42  117.80    0.92        NM   170.54   11.77  173.29   14.38
     CVAL  Chester Valley Bancorp of PA                             1.03   92.67    1.20      12.34  119.50   10.93  119.50   12.84
     CRCL  Circle Financial Corp.of OH(8)                           0.10  213.87    0.35      23.13   98.52   10.49  113.56     NM
     CTZN  CitFed Bancorp of Dayton OH                              0.85   74.34    1.06      13.12  121.65    8.15  140.35   16.06
     CLAS  Classic Bancshares of KY                                 0.51   77.33    0.62        NM    73.64   21.20   73.64     NM
     CMSB  Cmnwealth Bancorp of PA                                  0.44  103.05    0.85      12.19   81.55    8.49  110.60   12.65
     CBSA  Coastal Bancorp of Houston TX                            0.58   39.03    0.56       9.33   95.95    3.18  118.27    9.38
     CFCP  Coastal Fin. Corp. of SC                                 0.42  209.91    1.02      12.91  199.18   12.12  199.18   14.34
     COFD  Collective Bancorp Inc. of NJ                            0.52   48.04    0.50       9.21  137.83    9.71  148.43    9.42
     CMSV  Commty. Svgs, MHC of FL(47.6)                            1.24   44.70    1.02      16.41  105.86   12.51  105.86   16.93
     CBIN  Community Bank Shares of IN                              0.12  219.42    0.50      13.28   99.30   11.28   99.30   13.56
     CBNH  Community Bankshares Inc of NH*                          0.41  159.61    1.00      12.94  118.05    8.53  118.05   15.60
     CFTP  Community Fed. Bancorp of MS                             0.34   84.38    0.53        NM    88.91   29.43   88.91     NM
     CFFC  Community Fin. Corp. of VA                               0.45  139.66    0.70      13.13  120.36   16.49  120.36   13.13

                                                                            Dividend Data(6)
                                                                           _____________________
                                                                          Ind.   Divi-
                                                                         Div./   dend    Payout
     Financial Institution                                               Share   Yield   Ratio(7)
     ---------------------                                              _______ _______ _______
                                                                           ($)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     _______________________________________
     AHCI  Ambanc Holding Co. of NY*                                    0.00    0.00     NM
     ASBI  Ameriana Bancorp of IN                                       0.56    4.23   56.00
     AFFFZ America First Fin. Fund of CA                                1.60    6.04   50.00
     AMFB  American Federal Bank of SC                                  0.40    2.46   25.81
     ANBK  American Nat'l Bancorp of MD                                 0.00    0.00    0.00
     ABCW  Anchor Bancorp Wisconsin of WI                               0.50    1.43   17.01
     ANDB  Andover Bancorp, Inc. of MA*                                 0.60    2.49   26.67
     ASFC  Astoria Financial Corp. of NY                                0.44    1.71   19.91
     AVND  Avondale Fin. Corp. of IL                                    0.00    0.00    0.00
     BFSI  BFS Bankorp, Inc. of NY                                      0.00    0.00    0.00
     BKCT  Bancorp Connecticut of CT*                                   0.72    3.39   43.64
     BPLS  Bank Plus Corp. of CA                                        0.00    0.00     NM
     BWFC  Bank West Fin. Corp. of MI                                   0.28    2.38   68.29
     BANC  BankAtlantic Bancorp of FL                                   0.18    1.32   12.50
     BKUNA BankUnited SA of FL                                          0.00    0.00    0.00
     BKCO  Bankers Corp. of NJ*                                         0.64    3.66   39.51
     BVFS  Bay View Capital Corp. of CA                                 0.60    1.78     NM
     BFSB  Bedford Bancshares of VA                                     0.40    2.42   33.33
     BSBC  Branford SB of CT*                                           0.00    0.00    0.00
     BRFC  Bridgeville SB, FSB of PA(8)                                 0.32    2.08   54.24
     BYFC  Broadway Fin. Corp. of CA                                    0.20    2.00   40.82
     CBCO  CB Bancorp of Michigan City IN                               0.00    0.00    0.00
     CCFH  CCF Holding Company of GA                                    0.40    3.40   67.80
     CENF  CENFED Financial Corp. of CA                                 0.36    1.67   18.27
     CFSB  CFSB Bancorp of Lansing MI                                   0.48    2.29   30.38
     CKFB  CKF Bancorp of Danville KY                                   0.44    2.26   58.67
     CNSB  CNS Bancorp of MO                                            0.00    0.00    0.00
     CSBF  CSB Financial Group Inc of IL                                0.00    0.00    0.00
     CFHC  California Fin. Hld. Co. of CA                               0.44    1.97   57.14
     CBCI  Calumet Bancorp of Chicago IL                                0.00    0.00    0.00
     CAFI  Camco Fin. Corp. of OH                                       0.44    2.44   21.78
     CMRN  Cameron Fin. Corp. of MO                                     0.28    2.06   28.87
     CAPS  Capital Savings Bancorp of MO                                0.36    1.93   20.57
     CARV  Carver FSB of New York, NY                                   0.00    0.00    0.00
     CASB  Cascade SB of Everett WA                                     0.00    0.00    0.00
     CATB  Catskill Fin. Corp. of NY*                                   0.00    0.00    0.00
     CNIT  Cenit Bancorp of Norfolk VA                                  0.80    2.43   50.96
     CTBK  Center Banks, Inc. of NY*                                    0.24    1.75   18.90
     CFCX  Center Fin. Corp of CT(8)*                                   0.28    1.15   17.50
     CEBK  Central Co-Op. Bank of MA*                                   0.00    0.00    0.00
     CJFC  Central Jersey Fin. Corp of NJ(8)                            1.12    3.78   59.26
     CBSB  Charter Financial Inc. of IL                                 0.24    2.18   36.92
     COFI  Charter One Financial of OH(8)                               0.92    2.68     NM
     CVAL  Chester Valley Bancorp of PA                                 0.40    2.11   25.97
     CRCL  Circle Financial Corp.of OH(8)                               0.68    2.00   46.26
     CTZN  CitFed Bancorp of Dayton OH                                  0.28    0.75    9.86
     CLAS  Classic Bancshares of KY                                     0.00    0.00    0.00
     CMSB  Cmnwealth Bancorp of PA                                      0.25    2.47   30.12
     CBSA  Coastal Bancorp of Houston TX                                0.40    2.22   20.73
     CFCP  Coastal Fin. Corp. of SC                                     0.35    1.79   23.18
     COFD  Collective Bancorp Inc. of NJ                                1.00    4.15   38.17
     CMSV  Commty. Svgs, MHC of FL(47.6)                                0.80    4.92     NM
     CBIN  Community Bank Shares of IN                                  0.34    2.67   35.42
     CBNH  Community Bankshares Inc of NH*                              0.60    3.29   42.55
     CFTP  Community Fed. Bancorp of MS                                 0.30    2.35   69.77
     CFFC  Community Fin. Corp. of VA                                   0.52    2.51   32.91


     RP FINANCIAL, LC.
     _________________________________________
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia 22209
     (703) 528-1700
                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part Two
                          Prices As Of July 19, 1996



                                                                  Key Financial Ratios
                                                 __________________________________________________________
                                                          Tang.
                                                                     Reported Earnings       Core Earnings
                                                 Equity/ Equity/  ______________________    _______________
     Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)
     _____________________                       _______ _______ _______ _______ _______    _______ _______
                                                    (%)     (%)     (%)     (%)     (%)        (%)     (%)

     NASDAQ Listed OTC Companies (continued)
     _______________________________________
     CIBI  Community Inv. Corp. of OH             14.36    14.36    1.00    7.71    8.00       0.95    7.33
     COOP  Cooperative Bk.for Svgs. of NC          9.34     8.21    0.28    3.11    3.43       0.24    2.64
     CNSK  Covenant Bank for Svgs. of NJ*          5.05     5.05    0.62   11.55    8.08       0.62   11.55
     CRZY  Crazy Woman Creek Bncorp of WY         32.70    32.70    0.92    4.63    3.32       0.78    3.95
     DNFC  D&N Financial Corp. of MI               5.63     5.54    1.05   19.69   14.40       0.93   17.40
     DSBC  DS Bancor Inc. of Derby CT*             6.55     6.33    0.66   10.49    8.03       0.59    9.40
     DFIN  Damen Fin. Corp. of Chicago IL         24.17    24.17    0.81    5.02    3.74       0.79    4.91
     DIME  Dime Community Bancorp of NY           16.92    14.87    0.75    4.45    5.26       0.69    4.09
     DIBK  Dime Financial Corp. of CT*             7.95     7.56    1.50   19.84   13.08       1.69   22.30
     EGLB  Eagle BancGroup of IL                  13.53    13.53    0.08    0.59    0.90       0.08    0.59
     EBSI  Eagle Bancshares of Tucker GA           6.65     6.65    0.97   13.73   10.20       0.94   13.29
     EGFC  Eagle Financial Corp. of CT             7.14     5.16    1.30   17.60   15.09       0.63    8.61
     ETFS  East Texas Fin. Serv. of TX            19.63    19.63    0.89    4.59    5.90       0.83    4.27
     EBCP  Eastern Bancorp of NH                   7.70     7.25    0.60    8.23    8.24       0.50    6.82
     ESBK  Elmira SB of Elmira NY*                 6.30     6.01    0.14    2.29    2.75       0.14    2.29
     EFBI  Enterprise Fed. Bancorp of OH          15.58    15.55    1.12    5.47    7.07       0.77    3.75
     EQSB  Equitable FSB of Wheaton MD             5.25     5.25    0.84   16.16   14.25       0.83   16.02
     FFFG  F.F.O. Financial Group of FL            6.01     6.01    0.46    6.98    5.45       0.46    6.98
     FCBF  FCB Fin. Corp. of Neenah WI            18.46    18.46    1.03    5.31    5.91       1.01    5.21
     FFBS  FFBS Bancorp of Columbus MS            19.57    19.57    1.31    6.46    4.35       1.31    6.46
     FFDF  FFD Financial Corp. of OH              28.03    28.03    1.04    3.69    4.95       1.04    3.69
     FFLC  FFLC Bancorp of Leesburg FL            16.97    16.97    0.94    5.43    6.22       0.95    5.48
     FFFC  FFVA Financial Corp. of VA             16.32    15.99    1.30    7.25    7.10       1.27    7.06
     FFWC  FFW Corporation of Wabash IN           10.80    10.80    0.90    8.12    9.04       1.01    9.05
     FFYF  FFY Financial Corp. of OH              18.35    18.35    1.21    6.53    5.58       1.25    6.73
     FMCO  FMS Financial Corp. of NJ               6.58     6.40    0.84   13.04   10.56       0.84   13.04
     FFHH  FSF Financial Corp. of MN              15.97    15.97    0.62    3.34    4.04       0.62    3.34
     FMLY  Family Bancorp of Haverhill MA(8)*      7.76     7.10    0.96   12.66    8.60       0.86   11.34
     FMCT  Farmers & Mechanics Bank of CT(8)*      5.55     5.55    0.06    1.13    0.66      -0.02   -0.39
     FOBC  Fed One Bancorp of Wheeling WV         12.12    11.47    1.00    7.73    9.36       1.00    7.73
     FFRV  Fid. Fin. Bkshrs. Corp. of VA           8.51     8.50    0.99   11.83   10.59       0.97   11.66
     FBCI  Fidelity Bancorp of Chicago IL         12.05    12.00    0.77    5.66    6.32       0.73    5.31
     FSBI  Fidelity Bancorp, Inc. of PA            7.28     7.22    0.60    7.78    7.81       0.59    7.65
     FFFL  Fidelity FSB, MHC of FL(47.2)          10.23    10.12    0.64    6.24    5.73       0.60    5.81
     FFED  Fidelity Fed. Bancorp of IN             5.07     5.07    1.30   26.09   11.74       1.22   24.57
     FFOH  Fidelity Financial of OH               20.37    20.37    0.82    5.54    4.66       0.82    5.54
     FIBC  Financial Bancorp of NY                10.66    10.60    0.65    5.40    6.04       0.64    5.33
     FNSC  Financial Security Corp. of IL(8)      14.37    14.37    0.77    5.70    5.46       0.75    5.50
     FSBS  First Ashland Fin. Corp. of KY(8)      26.33    26.33    0.87    4.09    2.79       0.87    4.09
     FBSI  First Bancshares of MO                 16.92    16.89    0.78    4.33    5.08       0.77    4.27
     FBBC  First Bell Bancorp of PA               21.05    21.05    1.55    7.69    6.78       1.53    7.61
     FBER  First Bergen Bancorp of NJ             16.52    16.52    0.28    3.06    2.16       0.42    4.59
     FCIT  First Cit. Fin. Corp of MD              6.28     6.28    0.71   11.35    8.92       0.58    9.23
     FFBA  First Colorado Bancorp of Co           16.19    16.00    0.98    8.50    5.11       0.98    8.50
     FDEF  First Defiance Fin.Corp. of OH         25.39    25.39    1.15    5.36    5.24       1.13    5.26
     FESX  First Essex Bancorp of MA*              7.67     7.67    0.94   13.05   12.26       0.79   11.01
     FFES  First FS&LA of E. Hartford CT           6.19     6.17    0.60    8.87   11.48       0.59    8.78
     FSSB  First FS&LA of San Bern. CA             5.64     5.39   -0.17   -2.90   -5.20      -0.35   -6.09
     FFSX  First FS&LA. MHC of IA (45.0)           8.41     8.37    0.63    7.77    6.65       0.58    7.15
     FFML  First Family Bank, FSB of FL            5.61     5.61    0.82   16.10   11.14       0.48    9.50
     FFSW  First Fed Fin. Serv. of OH              5.32     4.84    0.85   15.68    8.17       0.69   12.62
     BDJI  First Fed. Bancorp. of MN              14.38    14.38    0.70    5.24    6.54       0.70    5.24
     FFBH  First Fed. Bancshares of AR            15.90    15.90    0.99    6.24    7.42       0.99    6.24
     FFEC  First Fed. Bancshares of WI            14.32    13.74    0.96    5.83    5.42       0.94    5.69
     FTFC  First Fed. Capital Corp. of WI          6.85     6.45    0.91   13.51    9.52       0.67    9.91
     FFKY  First Fed. Fin. Corp. of KY            14.04    13.10    1.65   11.51    6.14       1.44   10.03

                                                                   Asset Quality Ratios                  Pricing Ratios
                                                                 _______________________     ______________________________________
                                                                                                                     Price/  Price/
                                                                   NPAs   Resvs/  Resvs/     Price/  Price/  Price/   Tang.   Core
     Financial Institution                                        Assets   NPAs    Loans    Earning   Book   Assets   Book  Earnings

     ---------------------                                       _______ _______ _______    _______ _______ _______ _______ _______
                                                                    (%)     (%)     (%)        (X)     (%)     (%)     (%)     (x)
     NASDAQ Listed OTC Companies (continued)
     _______________________________________
     CIBI  Community Inv. Corp. of OH                               0.73   69.06    0.68      12.50   85.96   12.34   85.96   13.16
     COOP  Cooperative Bk.for Svgs. of NC                           0.22   95.46    0.28        NM    89.10    8.32  101.33     NM
     CNSK  Covenant Bank for Svgs. of NJ*                           2.04   38.62    1.43      12.37  137.30    6.94  137.30   12.37
     CRZY  Crazy Woman Creek Bncorp of WY                           0.70   85.20    1.14        NM    69.87   22.85   69.87     NM
     DNFC  D&N Financial Corp. of MI                                 NA      NA     0.92       6.94  123.03    6.93  125.00    7.86
     DSBC  DS Bancor Inc. of Derby CT*                              1.82   31.42    0.79      12.45  124.12    8.13  128.55   13.90
     DFIN  Damen Fin. Corp. of Chicago IL                           0.14   92.58    0.35        NM    81.94   19.81   81.94     NM
     DIME  Dime Community Bancorp of NY                             2.59   30.10    1.20      19.00   84.47   14.29   96.14   20.64
     DIBK  Dime Financial Corp. of CT*                              0.99  199.52    2.98       7.64  138.76   11.04  146.04    6.80
     EGLB  Eagle BancGroup of IL                                    0.80   75.39    1.01        NM    65.84    8.91   65.84     NM
     EBSI  Eagle Bancshares of Tucker GA                            0.49  138.35    0.98       9.80  125.94    8.37  125.94   10.14
     EGFC  Eagle Financial Corp. of CT                              1.23   55.16    1.20       6.63  106.83    7.62  147.69   13.55
     ETFS  East Texas Fin. Serv. of TX                              0.45   55.47    0.65      16.95   78.04   15.32   78.04   18.21
     EBCP  Eastern Bancorp of NH                                    1.81   23.60    0.74      12.14   96.32    7.41  102.29   14.66
     ESBK  Elmira SB of Elmira NY*                                  0.80   89.84    1.00        NM    84.21    5.30   88.16     NM
     EFBI  Enterprise Fed. Bancorp of OH                            0.01     NA     0.27      14.14   90.21   14.05   90.38   20.59
     EQSB  Equitable FSB of Wheaton MD                              0.98   22.55    0.33       7.02  105.49    5.54  105.49    7.08
     FFFG  F.F.O. Financial Group of FL                             3.77   45.17    2.74      18.33  126.15    7.58  126.15   18.33
     FCBF  FCB Fin. Corp. of Neenah WI                               NA      NA     0.51      16.91   91.85   16.96   91.85   17.25
     FFBS  FFBS Bancorp of Columbus MS                              0.70   76.75    0.79      23.00  149.64   29.28  149.64   23.00
     FFDF  FFD Financial Corp. of OH                                 NA      NA     0.32      20.19   74.57   20.90   74.57   20.19
     FFLC  FFLC Bancorp of Leesburg FL                              0.13  239.95    0.50      16.09   86.37   14.66   86.37   15.95
     FFFC  FFVA Financial Corp. of VA                               0.48  132.38    1.09      14.08  107.58   17.55  109.76   14.44
     FFWC  FFW Corporation of Wabash IN                             0.06  620.00    0.52      11.06   88.47    9.55   88.47    9.92
     FFYF  FFY Financial Corp. of OH                                0.88   66.89    0.78      17.91  118.52   21.75  118.52   17.39
     FMCO  FMS Financial Corp. of NJ                                 NA      NA      NA        9.47  118.61    7.81  121.95    9.47
     FFHH  FSF Financial Corp. of MN                                0.09  250.67    0.39      24.73   87.86   14.03   87.86   24.73
     FMLY  Family Bancorp of Haverhill MA(8)*                       0.90   81.25    1.46      11.63  138.78   10.76  151.65   12.98
     FMCT  Farmers & Mechanics Bank of CT(8)*                       2.52   33.97    1.43        NM   169.19    9.39  169.19     NM
     FOBC  Fed One Bancorp of Wheeling WV                           0.30  139.14    1.10      10.69   84.69   10.26   89.46   10.69
     FFRV  Fid. Fin. Bkshrs. Corp. of VA                            1.16   84.92    1.20       9.44  106.16    9.04  106.25    9.59
     FBCI  Fidelity Bancorp of Chicago IL                            NA      NA     0.15      15.82   91.66   11.04   91.99   16.85
     FSBI  Fidelity Bancorp, Inc. of PA                             0.81   55.09    1.02      12.80   99.63    7.26  100.44   13.01
     FFFL  Fidelity FSB, MHC of FL(47.2)                            0.38   78.38    0.41      17.47  105.72   10.82  106.96   18.75
     FFED  Fidelity Fed. Bancorp of IN                              0.07  428.14    0.35       8.51  206.14   10.46  206.14    9.04
     FFOH  Fidelity Financial of OH                                 0.55   60.52    0.43      21.46   79.15   16.12   79.15   21.46
     FIBC  Financial Bancorp of NY                                   NA      NA      NA       16.56   92.46    9.85   92.98   16.77
     FNSC  Financial Security Corp. of IL(8)                        2.77   30.87    1.23      18.31  100.58   14.45  100.58   18.98
     FSBS  First Ashland Fin. Corp. of KY(8)                         NA      NA     0.17        NM   112.38   29.59  112.38     NM
     FBSI  First Bancshares of MO                                   0.43   83.74    0.44      19.69   86.25   14.60   86.44   19.94
     FBBC  First Bell Bancorp of PA                                 0.08  133.97    0.13      14.76   99.14   20.87   99.14   14.91
     FBER  First Bergen Bancorp of NJ                               2.49   59.97    3.49        NM    68.72   11.36   68.72     NM
     FCIT  First Cit. Fin. Corp of MD                               3.43   33.61    1.63      11.21  120.82    7.59  120.82   13.77
     FFBA  First Colorado Bancorp of Co                             0.24   91.60    0.33      19.57  113.45   18.36  114.80   19.57
     FDEF  First Defiance Fin.Corp. of OH                            NA      NA     0.48      19.09   82.82   21.03   82.82   19.46
     FESX  First Essex Bancorp of MA*                               0.61  136.64    1.32       8.16  102.55    7.86  102.55    9.67
     FFES  First FS&LA of E. Hartford CT                            0.83   40.36    1.94       8.71   77.39    4.79   77.63    8.80
     FSSB  First FS&LA of San Bern. CA                              4.86   16.11    1.21        NM    56.27    3.18   58.93     NM
     FFSX  First FS&LA. MHC of IA (45.0)                            0.17  229.25    0.53      15.04  113.19    9.52  113.77   16.36
     FFML  First Family Bank, FSB of FL                             0.42  105.69    0.61       8.97  133.16    7.47  133.16   15.22
     FFSW  First Fed Fin. Serv. of OH                               0.15  196.94    0.47      12.24  182.66    9.72  200.82   15.21
     BDJI  First Fed. Bancorp. of MN                                0.23  211.89    0.98      15.29   73.65   10.59   73.65   15.29
     FFBH  First Fed. Bancshares of AR                              0.09  278.68    0.35      13.48   84.14   13.38   84.14   13.48
     FFEC  First Fed. Bancshares of WI                              0.13  104.41    0.19      18.44  107.69   15.42  112.25   18.90
     FTFC  First Fed. Capital Corp. of WI                            NA      NA     0.84      10.51  131.40    9.00  139.58   14.31
     FFKY  First Fed. Fin. Corp. of KY                              0.45  102.40    0.53      16.29  183.92   25.82  197.07   18.70

                                                                            Dividend Data(6)
                                                                           _____________________
                                                                          Ind.   Divi-
                                                                         Div./   dend    Payout
     Financial Institution                                               Share   Yield   Ratio(7)
     ---------------------                                              _______ _______ _______
                                                                           ($)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     _______________________________________
     CIBI  Community Inv. Corp. of OH                                    0.40    2.67   33.33
     COOP  Cooperative Bk.for Svgs. of NC                                0.00    0.00    0.00
     CNSK  Covenant Bank for Svgs. of NJ*                                0.00    0.00    0.00
     CRZY  Crazy Woman Creek Bncorp of WY                                0.20    1.95   58.82
     DNFC  D&N Financial Corp. of MI                                     0.00    0.00    0.00
     DSBC  DS Bancor Inc. of Derby CT*                                   0.24    0.72    8.92
     DFIN  Damen Fin. Corp. of Chicago IL                                0.24    2.04   54.55
     DIME  Dime Community Bancorp of NY                                  0.00    0.00    0.00
     DIBK  Dime Financial Corp. of CT*                                   0.28    1.90   14.51
     EGLB  Eagle BancGroup of IL                                         0.00    0.00    0.00
     EBSI  Eagle Bancshares of Tucker GA                                 0.60    4.00   39.22
     EGFC  Eagle Financial Corp. of CT                                   0.92    3.79   25.14
     ETFS  East Texas Fin. Serv. of TX                                   0.20    1.36   22.99
     EBCP  Eastern Bancorp of NH                                         0.56    3.29   40.00
     ESBK  Elmira SB of Elmira NY*                                       0.64    3.82     NM
     EFBI  Enterprise Fed. Bancorp of OH                                 0.00    0.00    0.00
     EQSB  Equitable FSB of Wheaton MD                                   0.00    0.00    0.00
     FFFG  F.F.O. Financial Group of FL                                  0.00    0.00    0.00
     FCBF  FCB Fin. Corp. of Neenah WI                                   0.72    4.17   70.59
     FFBS  FFBS Bancorp of Columbus MS                                   0.50    2.17   50.00
     FFDF  FFD Financial Corp. of OH                                     0.20    1.90   38.46
     FFLC  FFLC Bancorp of Leesburg FL                                   0.40    2.16   34.78
     FFFC  FFVA Financial Corp. of VA                                    0.40    2.39   33.61
     FFWC  FFW Corporation of Wabash IN                                  0.60    3.12   34.48
     FFYF  FFY Financial Corp. of OH                                     0.60    2.50   44.78
     FMCO  FMS Financial Corp. of NJ                                     0.20    1.25   11.83
     FFHH  FSF Financial Corp. of MN                                     0.50    4.21     NM
     FMLY  Family Bancorp of Haverhill MA(8)*                            0.48    2.05   23.88
     FMCT  Farmers & Mechanics Bank of CT(8)*                            0.00    0.00    0.00
     FOBC  Fed One Bancorp of Wheeling WV                                0.54    3.86   41.22
     FFRV  Fid. Fin. Bkshrs. Corp. of VA                                 0.20    1.57   14.81
     FBCI  Fidelity Bancorp of Chicago IL                                0.24    1.55   24.49
     FSBI  Fidelity Bancorp, Inc. of PA                                  0.32    2.00   25.60
     FFFL  Fidelity FSB, MHC of FL(47.2)                                 0.60    4.71     NM
     FFED  Fidelity Fed. Bancorp of IN                                   0.80    6.81   57.97
     FFOH  Fidelity Financial of OH                                      0.20    2.03   43.48
     FIBC  Financial Bancorp of NY                                       0.30    2.26   37.50
     FNSC  Financial Security Corp. of IL(8)                             0.00    0.00    0.00
     FSBS  First Ashland Fin. Corp. of KY(8)                             0.00    0.00    0.00
     FBSI  First Bancshares of MO                                        0.20    1.27   25.00
     FBBC  First Bell Bancorp of PA                                      0.20    1.44   21.28
     FBER  First Bergen Bancorp of NJ                                    0.00    0.00    0.00
     FCIT  First Cit. Fin. Corp of MD                                    0.00    0.00    0.00
     FFBA  First Colorado Bancorp of Co                                  0.32    2.37   46.38
     FDEF  First Defiance Fin.Corp. of OH                                0.28    2.77   52.83
     FESX  First Essex Bancorp of MA*                                    0.48    4.60   37.50
     FFES  First FS&LA of E. Hartford CT                                 0.60    3.48   30.30
     FSSB  First FS&LA of San Bern. CA                                   0.00    0.00     NM
     FFSX  First FS&LA. MHC of IA (45.0)                                 0.72    2.95   44.44
     FFML  First Family Bank, FSB of FL                                  0.16    0.76    6.84
     FFSW  First Fed Fin. Serv. of OH                                    0.48    1.63   19.92
     BDJI  First Fed. Bancorp. of MN                                     0.00    0.00    0.00
     FFBH  First Fed. Bancshares of AR                                   0.00    0.00    0.00
     FFEC  First Fed. Bancshares of WI                                   0.28    1.85   34.15
     FTFC  First Fed. Capital Corp. of WI                                0.64    3.24   34.04
     FFKY  First Fed. Fin. Corp. of KY                                   0.48    2.23   36.36

     RP FINANCIAL, LC.
     _________________________________________
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia 22209
     (703) 528-1700
                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part Two
                          Prices As Of July 19, 1996


                                                                  Key Financial Ratios
                                                 __________________________________________________________
                                                          Tang.
                                                                     Reported Earnings       Core Earnings
                                                 Equity/ Equity/  ______________________    _______________
     Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)
     _____________________                       _______ _______ _______ _______ _______    _______ _______
                                                    (%)     (%)     (%)     (%)     (%)        (%)     (%)

     NASDAQ Listed OTC Companies (continued)
     _______________________________________
     FFBZ  First Federal Bancorp of OH             7.81     7.80    1.10   14.70    9.76       1.08   14.45
     FFWM  First Fin. Corp of Western MD          12.53    12.53    0.42    3.52    3.05       0.39    3.24
     FFCH  First Fin. Holdings Inc. of SC          6.61     6.61    0.75   11.29    8.76       0.77   11.50
     FFBI  First Financial Bancorp of IL           8.87     8.87    0.69    6.63    7.23       0.72    6.93
     FFHC  First Financial Corp. of WI             7.33     6.96    1.28   18.90   10.53       1.24   18.41
     FFHS  First Franklin Corp. of OH              9.51     9.51    0.63    6.59    7.33       0.62    6.47
     FGHC  First Georgia Hold. Corp of GA          8.16     7.22    0.86   10.81    9.83       0.86   10.81
     FSPG  First Home SB, SLA of NJ                6.52     6.34    1.01   15.73   12.34       0.98   15.30
     FFSL  First Independence Corp. of KS         12.64    12.64    1.14    8.56   10.91       1.14    8.56
     FISB  First Indiana Corp. of IN               8.96     8.83    1.17   13.93    9.76       1.00   11.82
     FKFS  First Keystone Fin. Corp of PA          8.28     8.28    0.48    5.48    5.94       0.51    5.92
     FLKY  First Lancaster Bncshrs of KY          29.83    29.83    1.20    4.01    4.04       1.20    4.01
     FLFC  First Liberty Fin. Corp. of GA          6.83     5.74    0.96   14.60   10.36       0.76   11.54
     CASH  First Midwest Fin. Corp. of IA         12.55    11.70    1.22    9.29    8.97       0.97    7.38
     FMBD  First Mutual Bancorp of IL             25.26    25.26    0.98    4.24    5.22       0.95    4.10
     FMSB  First Mutual SB of Bellevue WA*         6.64     6.64    1.02   15.30   11.84       1.01   15.08
     FNGB  First Northern Cap. Corp of WI         12.73    12.73    0.84    6.54    6.75       0.72    5.58
     FFPB  First Palm Beach Bancorp of FL          7.64     7.44    0.68    8.13    8.35       0.67    8.08
     FSNJ  First SB of NJ, MHC (45.0)              8.13     8.13    0.04    0.52    0.57       0.37    4.27
     FSBC  First SB, FSB of Clovis NM              4.74     4.74    0.31    6.79    9.64       0.24    5.25
     FSLA  First SB, SLA MHC of NJ (37.6)          9.49     8.24    0.86    9.52    7.63       0.83    9.13
     SOPN  First SB, SSB, Moore Co. of NC         26.21    26.21    1.48    5.67    5.63       1.50    5.78
     FWWB  First Savings Bancorp of WA*           25.80    25.80    1.02    8.65    3.59       1.00    8.48
     SHEN  First Shenango Bancorp of PA           13.24    13.24    1.01    7.19    7.07       0.95    6.79
     FSFC  First So.east Fin. Corp. of SC(8)      19.61    19.61    0.90    4.60    8.32       0.89    4.55
     FSFI  First State Fin. Serv. of NJ(8)         6.84     6.49    0.63    9.28    7.49       0.49    7.25
     FFDP  FirstFed Bancshares of IL               9.02     8.61    0.63    6.51    6.77       0.39    4.08
     FLAG  Flag Financial Corp of GA               9.56     9.56    0.91    9.92    8.75       0.81    8.79
     FFPC  Florida First Bancorp of FL(8)          6.92     6.92    0.85   12.80    6.74       0.78   11.77
     FFIC  Flushing Fin. Corp. of NY*             18.72    18.72    0.58    4.55    2.80       0.56    4.36
     FBHC  Fort Bend Holding Corp. of TX           7.20     7.20    0.71    9.74   12.12       0.62    8.55
     FTSB  Fort Thomas Fin. Corp. of KY           24.30    24.30    1.30    5.84    4.28       1.30    5.84
     FKKY  Frankfort First Bancorp of KY          34.52    34.52    1.36    4.94    4.42       1.08    3.91
     GFSB  GFS Bancorp of Grinnell IA             12.04    12.04    1.09    8.45    7.75       1.06    8.29
     GUPB  GFSB Bancorp of Gallup NM              23.03    23.03    1.24    5.07    5.74       1.24    5.07
     GWBC  Gateway Bancorp of KY                  25.00    25.00    1.05    3.92    4.89       1.05    3.92
     GBCI  Glacier Bancorp of MT                   9.63     9.61    1.59   16.27    8.33       1.59   16.27
     GLBK  Glendale Co-op. Bank of MA*            16.31    16.31    0.78    4.96    6.85       0.65    4.17
     GFCO  Glenway Financial Corp. of OH           9.41     9.16    0.56    5.87    6.94       0.54    5.62
     GTPS  Great American Bancorp of IL           27.55    27.55    0.68    2.55    3.03       0.66    2.49
     GTFN  Great Financial Corp. of KY            11.35    11.17    1.00    8.15    5.93       0.81    6.62
     GSBC  Great Southern Bancorp of MO           10.12     9.95    1.72   17.10    9.19       1.62   16.07
     GDVS  Greater DV SB,MHC of PA(19.9)*         12.29    12.29    0.48    3.95    3.50       0.48    3.95
     GRTR  Greater New York SB of NY*              5.68     5.68    0.46    8.39    8.48       0.45    8.20
     GSFC  Green Street Fin. Corp. of NC          31.53    31.53    1.42    4.50    4.82       1.42    4.50
     GROV  GroveBank for Savings of MA*            6.24     6.23    0.81   13.33   10.21       0.77   12.57
     GFED  Guaranty FS&LA,MHC of MO(31.1)         14.64    14.64    1.02    7.29    4.94       0.55    3.89
     GSLC  Guaranty Svgs & Loan FA of VA           6.19     6.19    0.68   11.24    9.33       0.42    6.90
     HEMT  HF Bancorp of Hemet CA                 11.44    11.43    0.19    1.70    2.16       0.19    1.70
     HFFC  HF Financial Corp. of SD(8)             8.97     8.95    0.78    8.71    9.25       0.61    6.80
     HFNC  HFNC Financial Corp. of NC             34.11    34.11    0.80    3.76    2.00       0.95    4.46
     HMNF  HMN Financial, Inc. of MN              16.76    16.76    1.10    6.35    7.41       0.99    5.67
     HALL  Hallmark Capital Corp. of WI            7.82     7.82    0.57    6.40    7.86       0.51    5.73
     HARB  Harbor FSB, MHC of FL (45.7)            8.86     8.86    1.19   13.64    8.60       1.18   13.58
     HRBF  Harbor Federal Bancorp of MD           14.17    14.17    0.61    3.19    4.56       0.61    3.19
     HFSA  Hardin Bancorp of Hardin MO            19.24    19.24    0.64    4.18    4.09       0.64    4.18

                                                                   Asset Quality Ratios                  Pricing Ratios
                                                                 _______________________     ______________________________________
                                                                                                                     Price/  Price/
                                                                   NPAs   Resvs/  Resvs/     Price/  Price/  Price/   Tang.   Core
     Financial Institution                                        Assets   NPAs    Loans    Earning   Book   Assets   Book  Earnings

     ---------------------                                       _______ _______ _______    _______ _______ _______ _______ _______
                                                                    (%)     (%)     (%)        (X)     (%)     (%)     (%)     (x)
     NASDAQ Listed OTC Companies (continued)
     _______________________________________
     FFBZ  First Federal Bancorp of OH                             0.62  144.45    1.01      10.25  142.19   11.10  142.36   10.43
     FFWM  First Fin. Corp of Western MD                           2.02  116.36    3.17        NM   112.30   14.07  112.30     NM
     FFCH  First Fin. Holdings Inc. of SC                          1.36   55.75    0.93      11.42  123.01    8.13  123.01   11.21
     FFBI  First Financial Bancorp of IL                           0.53   75.27    0.55      13.84   93.04    8.26   93.04   13.25
     FFHC  First Financial Corp. of WI                             0.43  100.08    0.67       9.49  166.44   12.21  175.28    9.74
     FFHS  First Franklin Corp. of OH                              0.73   57.88    0.64      13.64   86.66    8.24   86.66   13.89
     FGHC  First Georgia Hold. Corp of GA                          1.51   47.32    0.84      10.17  104.71    8.54  118.34   10.17
     FSPG  First Home SB, SLA of NJ                                0.97   79.35    1.40       8.11  118.57    7.73  121.83    8.33
     FFSL  First Independence Corp. of KS                          0.96   70.41    1.10       9.16   81.12   10.25   81.12    9.16
     FISB  First Indiana Corp. of IN                                NA      NA     1.33      10.25  135.29   12.12  137.27   12.08
     FKFS  First Keystone Fin. Corp of PA                          2.86   19.07    0.91      16.83   95.29    7.89   95.29   15.60
     FLKY  First Lancaster Bncshrs of KY                           1.23   16.83    0.23      24.76   99.26   29.61   99.26   24.76
     FLFC  First Liberty Fin. Corp. of GA                          0.88   92.83    1.12       9.65  123.22    8.42  146.75   12.21
     CASH  First Midwest Fin. Corp. of IA                          0.39  148.22    0.81      11.15  100.14   12.57  107.41   14.03
     FMBD  First Mutual Bancorp of IL                              0.16  256.84    0.52      19.16   70.59   17.83   70.59   19.81
     FMSB  First Mutual SB of Bellevue WA*                         0.19  359.89    0.83       8.45  121.65    8.08  121.65    8.57
     FNGB  First Northern Cap. Corp of WI                          0.13  358.40    0.52      14.81   95.43   12.15   95.43   17.33
     FFPB  First Palm Beach Bancorp of FL                           NA      NA      NA       11.98   93.75    7.16   96.29   12.05
     FSNJ  First SB of NJ, MHC (45.0)                              0.92   49.72    1.31        NM    79.10    6.43   79.10   21.21
     FSBC  First SB, FSB of Clovis NM                              1.44   21.82    0.98      10.38   69.97    3.31   69.97   13.41
     FSLA  First SB, SLA MHC of NJ (37.6)                          0.96   55.11    1.08      13.10  116.24   11.03  133.86   13.66
     SOPN  First SB, SSB, Moore Co. of NC                          0.03  936.92    0.35      17.75   98.94   25.93   98.94   17.40
     FWWB  First Savings Bancorp of WA*                            0.23  283.53    1.12        NM    96.72   24.95   96.72     NM
     SHEN  First Shenango Bancorp of PA                            0.49  146.55    1.10      14.15   99.85   13.22   99.85   14.98
     FSFC  First So.east Fin. Corp. of SC(8)                       0.14  238.66    0.52      12.03   54.57   10.70   54.57   12.18
     FSFI  First State Fin. Serv. of NJ(8)                         4.97   21.02    1.28      13.34  119.83    8.20  126.46   17.08
     FFDP  FirstFed Bancshares of IL                                NA      NA     0.37      14.77   97.77    8.82  102.39   23.55
     FLAG  Flag Financial Corp of GA                               1.69   36.23    0.90      11.43  111.52   10.66  111.52   12.90
     FFPC  Florida First Bancorp of FL(8)                          0.82  150.67    2.11      14.83  178.21   12.34  178.21   16.12
     FFIC  Flushing Fin. Corp. of NY*                              0.90   80.61    1.78        NM    98.45   18.43   98.45     NM
     FBHC  Fort Bend Holding Corp. of TX                           1.29   42.72    1.42       8.25   79.03    5.69   79.03    9.39
     FTSB  Fort Thomas Fin. Corp. of KY                            1.78   19.53    0.42      23.39  120.54   29.29  120.54   23.39
     FKKY  Frankfort First Bancorp of KY                           0.10   66.67    0.09      22.64   86.52   29.87   86.52     NM
     GFSB  GFS Bancorp of Grinnell IA                              0.97   52.35    0.61      12.90  107.09   12.89  107.09   13.15
     GUPB  GFSB Bancorp of Gallup NM                                NA      NA     0.87      17.43   77.53   17.85   77.53   17.43
     GWBC  Gateway Bancorp of KY                                   0.19   57.04    0.46      20.45   86.98   21.75   86.98   20.45
     GBCI  Glacier Bancorp of MT                                   0.23  225.96    0.72      12.00  185.10   17.82  185.43   12.00
     GLBK  Glendale Co-op. Bank of MA*                              NA      NA     0.70      14.60   69.59   11.35   69.59   17.37
     GFCO  Glenway Financial Corp. of OH                            NA      NA     0.29      14.42   82.22    7.73   84.44   15.08
     GTPS  Great American Bancorp of IL                            0.45   53.28    0.37        NM    77.27   21.29   77.27     NM
     GTFN  Great Financial Corp. of KY                             4.16   11.85    0.67      16.85  136.11   15.45  138.35   20.73
     GSBC  Great Southern Bancorp of MO                            2.03  106.34    2.54      10.89  179.52   18.17  182.56   11.59
     GDVS  Greater DV SB,MHC of PA(19.9)*                          3.05   22.60    1.18        NM   112.87   13.87  112.87     NM
     GRTR  Greater New York SB of NY*                              9.21    9.89    2.16      11.80   95.37    5.42   95.37   12.07
     GSFC  Green Street Fin. Corp. of NC                           0.16   67.98    0.19      20.76   93.40   29.44   93.40   20.76
     GROV  GroveBank for Savings of MA*                             NA      NA     0.79       9.80  121.90    7.61  122.16   10.39
     GFED  Guaranty FS&LA,MHC of MO(31.1)                          0.07     NA     1.59      20.26  135.21   19.79  135.21     NM
     GSLC  Guaranty Svgs & Loan FA of VA                           3.14   23.56    0.94      10.71  108.23    6.69  108.23   17.44
     HEMT  HF Bancorp of Hemet CA                                  0.59   60.30    1.21        NM    70.88    8.11   70.94     NM
     HFFC  HF Financial Corp. of SD(8)                             0.69   93.68    0.88      10.82   90.45    8.12   90.72   13.86
     HFNC  HFNC Financial Corp. of NC                              1.62   64.19    1.59        NM   112.60   38.41  112.60     NM
     HMNF  HMN Financial, Inc. of MN                               0.14  305.95    0.73      13.50   86.94   14.57   86.94   15.10
     HALL  Hallmark Capital Corp. of WI                            0.09  390.48    0.60      12.72   78.89    6.17   78.89   14.22
     HARB  Harbor FSB, MHC of FL (45.7)                            0.57  193.72    1.46      11.63  148.99   13.20  148.99   11.68
     HRBF  Harbor Federal Bancorp of MD                            0.23   97.99    0.37      21.93   78.62   11.14   78.62   21.93
     HFSA  Hardin Bancorp of Hardin MO                             0.11  140.43    0.29      24.48   77.51   14.91   77.51   24.48


                                                                            Dividend Data(6)
                                                                           _____________________
                                                                          Ind.   Divi-
                                                                         Div./   dend    Payout
     Financial Institution                                               Share   Yield   Ratio(7)
     ---------------------                                              _______ _______ _______
                                                                           ($)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     _______________________________________
     FFBZ  First Federal Bancorp of OH                                     0.44    1.80   18.41
     FFWM  First Fin. Corp of Western MD                                   0.48    2.29     NM
     FFCH  First Fin. Holdings Inc. of SC                                  0.64    3.46   39.51
     FFBI  First Financial Bancorp of IL                                   0.00    0.00    0.00
     FFHC  First Financial Corp. of WI                                     0.60    2.71   25.75
     FFHS  First Franklin Corp. of OH                                      0.32    2.13   29.09
     FGHC  First Georgia Hold. Corp of GA                                  0.00    0.00    0.00
     FSPG  First Home SB, SLA of NJ                                        0.48    2.70   21.92
     FFSL  First Independence Corp. of KS                                  0.40    2.24   20.51
     FISB  First Indiana Corp. of IN                                       0.56    2.59   26.54
     FKFS  First Keystone Fin. Corp of PA                                  0.00    0.00    0.00
     FLKY  First Lancaster Bncshrs of KY                                   0.00    0.00    0.00
     FLFC  First Liberty Fin. Corp. of GA                                  0.52    2.51   24.19
     CASH  First Midwest Fin. Corp. of IA                                  0.44    2.02   22.56
     FMBD  First Mutual Bancorp of IL                                      0.28    2.40   45.90
     FMSB  First Mutual SB of Bellevue WA*                                 0.20    1.63   13.79
     FNGB  First Northern Cap. Corp of WI                                  0.60    3.93   58.25
     FFPB  First Palm Beach Bancorp of FL                                  0.40    1.98   23.67
     FSNJ  First SB of NJ, MHC (45.0)                                      0.50    3.57     NM
     FSBC  First SB, FSB of Clovis NM                                      0.00    0.00    0.00
     FSLA  First SB, SLA MHC of NJ (37.6)                                  0.40    2.46   32.26
     SOPN  First SB, SSB, Moore Co. of NC                                  0.60    3.38   60.00
     FWWB  First Savings Bancorp of WA*                                    0.20    1.36   37.74
     SHEN  First Shenango Bancorp of PA                                    0.48    2.36   33.33
     FSFC  First So.east Fin. Corp. of SC(8)                               0.16    1.71   20.51
     FSFI  First State Fin. Serv. of NJ(8)                                 0.22    1.72   22.92
     FFDP  FirstFed Bancshares of IL                                       0.40    2.46   36.36
     FLAG  Flag Financial Corp of GA                                       0.34    2.83   32.38
     FFPC  Florida First Bancorp of FL(8)                                  0.24    2.16   32.00
     FFIC  Flushing Fin. Corp. of NY*                                      0.00    0.00    0.00
     FBHC  Fort Bend Holding Corp. of TX                                   0.28    1.65   13.59
     FTSB  Fort Thomas Fin. Corp. of KY                                    0.25    1.53   35.71
     FKKY  Frankfort First Bancorp of KY                                   0.36    3.00   67.92
     GFSB  GFS Bancorp of Grinnell IA                                      0.40    1.98   25.48
     GUPB  GFSB Bancorp of Gallup NM                                       0.40    3.02   52.63
     GWBC  Gateway Bancorp of KY                                           0.40    2.96   60.61
     GBCI  Glacier Bancorp of MT                                           0.64    3.03   36.36
     GLBK  Glendale Co-op. Bank of MA*                                     0.00    0.00    0.00
     GFCO  Glenway Financial Corp. of OH                                   0.68    3.44   49.64
     GTPS  Great American Bancorp of IL                                    0.40    2.88     NM
     GTFN  Great Financial Corp. of KY                                     0.48    1.84   30.97
     GSBC  Great Southern Bancorp of MO                                    0.70    2.59   28.23
     GDVS  Greater DV SB,MHC of PA(19.9)*                                  0.36    3.60     NM
     GRTR  Greater New York SB of NY*                                      0.00    0.00    0.00
     GSFC  Green Street Fin. Corp. of NC                                   0.40    3.11   64.52
     GROV  GroveBank for Savings of MA*                                    0.72    2.48   24.32
     GFED  Guaranty FS&LA,MHC of MO(31.1)                                  0.64    5.45     NM
     GSLC  Guaranty Svgs & Loan FA of VA                                   0.10    1.33   14.29
     HEMT  HF Bancorp of Hemet CA                                          0.00    0.00    0.00
     HFFC  HF Financial Corp. of SD(8)                                     0.33    2.16   23.40
     HFNC  HFNC Financial Corp. of NC                                      0.00    0.00    0.00
     HMNF  HMN Financial, Inc. of MN                                       0.00    0.00    0.00
     HALL  Hallmark Capital Corp. of WI                                    0.00    0.00    0.00
     HARB  Harbor FSB, MHC of FL (45.7)                                    1.20    4.80   55.81
     HRBF  Harbor Federal Bancorp of MD                                    0.40    3.20   70.18
     HFSA  Hardin Bancorp of Hardin MO                                     0.40    3.40     NM

RP FINANCIAL, LC.
_________________________________________
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                  (continued)
                     Weekly Thrift Market Line - Part Two
                          Prices As Of July 19, 1996


                                                                  Key Financial Ratios                         Asset Quality Ratios
                                                 __________________________________________________________  ______________________
                                                          Tang.    Reported Earnings     Core Earnings
                                                Equity/ Equity/  ______________________  _______________    NPAs   Resvs/  Resvs/
     Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)   ROA(5)  ROE(5)   Assets   NPAs    Loans
     _____________________                       _______ _______ _______ _______ _______  _______ _______  _______ _______ _______
                                                    (%)     (%)     (%)     (%)     (%)      (%)     (%)      (%)     (%)     (%)

     NASDAQ Listed OTC Companies (continued)
     _______________________________________
     HARL  Harleysville SA of PA                   7.05     7.05    0.82   11.92    9.77     0.83   12.13     0.05     NA     0.78
     HARS  Harris SB, MHC of PA (23.1)            12.07    11.31    0.69    5.54    4.53     0.68    5.47     0.75   66.68    0.92
     HFFB  Harrodsburg 1st Fin Bcrp of KY         28.66    28.66    1.05    4.73    3.04     1.05    4.73     0.60   45.62    0.40
     HHFC  Harvest Home Fin. Corp. of OH          18.65    18.65    0.89    4.74    5.21     0.89    4.74     0.20   75.00    0.28
     HAVN  Haven Bancorp of Woodhaven NY           6.30     6.26    0.67   10.24    7.76     0.66   10.11      NA      NA     1.46
     HVFD  Haverfield Corp. of OH                  8.30     8.27    0.65    8.20    6.52     0.62    7.71     0.78  103.98    0.95
     HTHR  Hawthorne Fin. Corp. of CA              3.79     3.76   -0.21   -5.46   -7.87    -0.27   -7.03    11.39   17.41    2.44
     HSBK  Hibernia SB of Quincy MA*               6.51     6.51    0.68    9.99    9.96     0.54    7.95     0.42  146.75    1.03
     HBNK  Highland Federal Bank of CA             7.83     7.83    0.22    2.87    2.87     0.21    2.81     1.98   84.53    2.22
     HIFS  Hingham Inst. for Sav. of MA*          10.04    10.04    1.11   10.78   10.36     1.11   10.78      NA      NA     0.94
     HNFC  Hinsdale Financial Corp. of IL          7.97     7.72    0.62    8.20    6.65     0.59    7.88     0.13  277.71    0.39
     HBFW  Home Bancorp of Fort Wayne IN          16.42    16.42    0.86    5.00    5.83     0.86    5.00      NA      NA     0.60
     HBBI  Home Building Bancorp of IN            14.13    14.13    0.45    3.17    2.95     0.45    3.17     0.23  446.39    1.48
     HOMF  Home Fed Bancorp of Seymour IN          8.29     7.97    1.20   15.06   12.11     1.04   13.07     0.47  102.67    0.58
     HFMD  Home Federal Corporation of MD(8)       8.61     8.50    1.18   14.27   10.00     1.16   13.98     4.75   35.71    2.59
     HWEN  Home Financial Bancorp of IN           19.64    19.64    0.99    5.06    7.14     0.99    5.06     0.39   76.34    0.37
     HOFL  Home Financial Corp. of FL(8)          25.51    25.51    1.71    6.69    6.33     1.63    6.37     0.06  499.44    1.43
     HPBC  Home Port Bancorp, Inc. of MA*         11.26    11.26    1.75   15.23   11.74     1.76   15.32     0.65  216.13    1.75
     HMCI  Homecorp, Inc. of Rockford IL           6.07     6.07    0.37    6.28    6.54     0.25    4.26     3.24   15.53    0.65
     LOAN  Horizon Bancorp, Inc of TX*             8.65     8.35    1.54   17.77   13.78     1.20   13.90     0.42  127.82    0.78
     HZFS  Horizon Fin'l. Services of IA          11.57    11.57    0.46    3.70    4.88     0.43    3.44     1.57   28.85    0.67
     HRZB  Horizon Financial Corp. of WA*         16.19    16.19    1.53    9.53    8.16     1.53    9.53      NA      NA     0.82
     IBSF  IBS Financial Corp. of NJ              20.39    20.39    1.10    5.11    5.38     1.12    5.18     0.07  198.42    0.66
     ISBF  ISB Financial Corp. of LA              19.37    19.36    1.26    6.94    6.70     1.26    6.94      NA      NA     0.91
     ITLA  Imperial Thrift & Loan of CA*           9.00     9.00    0.90    9.88    5.56     0.90    9.88     2.77   50.81    1.82
     IFSB  Independence FSB of DC                  6.48     5.57    0.55    8.92   14.93     0.26    4.22     2.68    7.66    0.38
     INCB  Indiana Comm. Bank, SB of IN           14.98    14.98    0.68    4.41    4.87     0.68    4.41      NA      NA     0.61
     IFSL  Indiana Federal Corp. of IN             9.82     9.13    1.02   10.77    8.32     0.96   10.08     1.41   65.46    1.20
     INBI  Industrial Bancorp of OH               19.12    19.12    1.48    8.08    7.81     1.48    8.08     0.40  107.81    0.54
     IWBK  Interwest SB of Oak Harbor WA           6.88     6.68    1.08   14.86    8.54     1.00   13.71     0.59   59.11    0.62
     IPSW  Ipswich SB of Ipswich MA*               6.32     6.32    1.39   22.24   12.71     1.21   19.44      NA      NA     1.25
     IROQ  Iroquois Bancorp of Auburn NY*          6.08     6.08    0.86   14.60   10.67     0.86   14.51     1.60   46.24    1.00
     JSBF  JSB Financial, Inc. of NY              21.82    21.82    1.47    6.73    6.66     1.55    7.13      NA      NA     0.61
     JXVL  Jacksonville Bancorp of TX             16.70    16.70    0.79    6.76    5.76     0.79    6.76     0.86   54.59    0.69
     JXSB  Jcksnville SB,MHC of IL(43.3%)         11.79    11.79    0.43    3.82    3.69     0.35    3.10     0.52   90.42    0.60
     JEBC  Jefferson Bancorp of Gretna LA(8)      13.36    13.36    1.00    7.78    5.47     1.00    7.78     0.46   54.63    1.08
     JSBA  Jefferson Svgs Bancorp of MO            7.02     5.75    0.60    8.20    6.40     0.59    8.04     0.97   48.62    0.66
     JOAC  Joachim Bancorp of MO                  29.24    29.24    0.65    3.14    2.26     0.65    3.14     0.01     NA     0.31
     KSAV  KS Bancorp of Kenly NC                 15.17    15.15    1.14    6.94    7.55     1.15    7.03     0.73   41.55    0.37
     KSBK  KSB Bancorp of Kingfield ME*            6.85     6.30    0.79   12.18   11.87     0.76   11.67     1.73   40.97    1.04
     KFBI  Klamath First Bancorp of OR            27.73    27.73    1.34    6.14    4.71     1.34    6.14     0.11  134.99    0.20
     LBFI  L&B Financial of S. Springs TX(8)      17.14    17.14    1.07    5.78    5.64     1.05    5.71     0.50  120.17    1.35
     LSBI  LSB Bancorp of Lafayette IN            10.66    10.66    0.82    6.96    8.53     0.78    6.58     0.19  295.51    0.65
     LVSB  Lakeview SB of Paterson NJ              9.95     7.64    1.15   10.31   11.14     0.69    6.19     1.89   34.35    1.75
     LARK  Landmark Bancshares of KS              17.20    17.20    0.91    5.28    6.16     0.79    4.60     0.37   97.05    0.64
     LARL  Laurel Capital Group of PA             10.68    10.68    1.36   13.21   11.21     1.31   12.75     0.70  142.16    1.31
     LSBX  Lawrence Savings Bank of MA*            7.56     7.56    1.12   14.66   14.03     1.13   14.85     1.98   62.75    2.73
     LFCT  Leader Fin. Corp of Memphis TN(8)       8.03     8.03    1.41   17.25    9.40     1.37   16.87    16.94    4.30    1.10
     LFED  Leeds FSB, MHC of MD (35.3)            16.36    16.36    1.03    6.35    5.83     1.03    6.35     0.01     NA     0.24
     LXMO  Lexington B&L Fin. Corp. of MO         29.42    29.42    1.28    4.34    6.36     1.26    4.27     1.15   35.02    0.49
     LBCI  Liberty Bancorp of Chicago IL           9.53     9.50    0.56    5.51    6.17     0.56    5.51     0.12  421.89    0.70
     LIFB  Life Bancorp of Norfolk VA             12.73    12.26    0.85    5.95    6.30     0.88    6.22     0.73  107.84    1.73
     LFBI  Little Falls Bancorp of NJ             15.22    14.00    0.22    2.42    1.76     0.16    1.75     1.56   20.85    0.94
     LOGN  Logansport Fin. Corp. of IN            26.77    26.77    1.41    5.71    6.08     1.40    5.63     0.37   79.86    0.44
     LONF  London Financial Corp. of OH           20.86    20.86    0.57    4.73    3.52     0.57    4.73     0.21  239.74    0.69
     LISB  Long Island Bancorp of NY              10.69    10.69    0.95    8.77    6.34     0.89    8.20      NA      NA     1.45















                                                            Pricing Ratios                       Dividend Data(6)
                                               _________________________________________      _______________________
                                                                         Price/  Price/        Ind.   Divi-

                                                 Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
     Financial Institution                      Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
     _____________________                      _______ _______ _______ _______ _______      _______ _______ _______
                                                   (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

     NASDAQ Listed OTC Companies (continued)
     _______________________________________
     HARL  Harleysville SA of PA                  10.23  116.51    8.22  116.51   10.06         0.40    2.29   23.39
     HARS  Harris SB, MHC of PA (23.1)            22.08  119.85   14.46  127.94   22.39         0.58    3.60     NM
     HFFB  Harrodsburg 1st Fin Bcrp of KY           NM   112.89   32.36  112.89     NM          0.40    2.48     NM
     HHFC  Harvest Home Fin. Corp. of OH          19.20   90.44   16.87   90.44   19.20         0.40    3.02   57.97
     HAVN  Haven Bancorp of Woodhaven NY          12.89  131.76    8.30  132.55   13.07         0.60    2.09   26.91
     HVFD  Haverfield Corp. of OH                 15.34  123.23   10.23  123.64   16.29         0.54    2.96   45.38
     HTHR  Hawthorne Fin. Corp. of CA               NM    66.61    2.52   67.02     NM          0.00    0.00     NM
     HSBK  Hibernia SB of Quincy MA*              10.04   95.96    6.24   95.96   12.61         0.28    1.96   19.72
     HBNK  Highland Federal Bank of CA              NM    99.47    7.79   99.47     NM          0.00    0.00    0.00
     HIFS  Hingham Inst. for Sav. of MA*           9.66  100.86   10.12  100.86    9.66         0.36    2.57   24.83
     HNFC  Hinsdale Financial Corp. of IL         15.03  117.57    9.37  121.30   15.63         0.00    0.00    0.00
     HBFW  Home Bancorp of Fort Wayne IN          17.15   88.86   14.59   88.86   17.15         0.20    1.36   23.26
     HBBI  Home Building Bancorp of IN              NM   107.47   15.19  107.47     NM          0.30    1.50   50.85
     HOMF  Home Fed Bancorp of Seymour IN          8.25  116.20    9.63  120.86    9.51         0.50    1.90   15.72
     HFMD  Home Federal Corporation of MD(8)      10.00  134.95   11.63  136.80   10.20         0.00    0.00    0.00
     HWEN  Home Financial Bancorp of IN           14.00   70.90   13.93   70.90   14.00         0.00    0.00    0.00
     HOFL  Home Financial Corp. of FL(8)          15.81  103.80   26.48  103.80   16.61         0.80    6.10     NM
     HPBC  Home Port Bancorp, Inc. of MA*          8.52  131.08   14.76  131.08    8.46         0.60    4.49   38.22
     HMCI  Homecorp, Inc. of Rockford IL          15.29   92.99    5.64   92.99   22.53         0.00    0.00    0.00
     LOAN  Horizon Bancorp, Inc of TX*             7.26  113.78    9.84  117.80    9.28         0.16    1.78   12.90
     HZFS  Horizon Fin'l. Services of IA          20.49   79.05    9.15   79.05   22.01         0.32    2.17   44.44
     HRZB  Horizon Financial Corp. of WA*         12.25  112.05   18.14  112.05   12.25         0.40    2.97   36.36
     IBSF  IBS Financial Corp. of NJ              18.58   97.49   19.88   97.49   18.32         0.24    1.82   33.80
     ISBF  ISB Financial Corp. of LA              14.92   89.31   17.30   89.36   14.92         0.32    2.19   32.65
     ITLA  Imperial Thrift & Loan of CA*          17.97  174.01   15.66  174.01   17.97         0.00    0.00    0.00
     IFSB  Independence FSB of DC                  6.70   55.16    3.57   64.20   14.17         0.22    2.99   20.00
     INCB  Indiana Comm. Bank, SB of IN           20.52   89.58   13.42   89.58   20.52         0.35    2.55   52.24
     IFSL  Indiana Federal Corp. of IN            12.02  126.01   12.38  135.57   12.84         0.72    3.84   46.15
     INBI  Industrial Bancorp of OH               12.80   93.25   17.83   93.25   12.80         0.30    2.86   36.59
     IWBK  Interwest SB of Oak Harbor WA          11.71  165.76   11.40  170.65   12.70         0.52    2.14   25.12
     IPSW  Ipswich SB of Ipswich MA*               7.87  155.82    9.85  155.82    9.00         0.20    1.78   13.99
     IROQ  Iroquois Bancorp of Auburn NY*          9.38  128.53    7.81  128.53    9.43         0.32    2.13   20.00
     JSBF  JSB Financial, Inc. of NY              15.01  100.52   21.94  100.52   14.17         1.20    3.65   54.79
     JXVL  Jacksonville Bancorp of TX             17.37   76.66   12.81   76.66   17.37         0.50    4.88     NM
     JXSB  Jcksnville SB,MHC of IL(43.3%)           NM    96.94   11.43   96.94     NM          0.40    3.08     NM
     JEBC  Jefferson Bancorp of Gretna LA(8)      18.28  137.14   18.33  137.14   18.28         0.30    1.36   24.79
     JSBA  Jefferson Svgs Bancorp of MO           15.63  123.76    8.69  151.08   15.94         0.32    1.35   21.05
     JOAC  Joachim Bancorp of MO                    NM    87.42   25.56   87.42     NM          0.50    4.04     NM
     KSAV  KS Bancorp of Kenly NC                 13.25   97.28   14.75   97.42   13.07         0.60    3.00   39.74
     KSBK  KSB Bancorp of Kingfield ME*            8.43   96.44    6.61  104.80    8.79         0.22    0.98    8.24
     KFBI  Klamath First Bancorp of OR            21.21   93.96   26.06   93.96   21.21         0.26    1.86   39.39
     LBFI  L&B Financial of S. Springs TX(8)      17.74  106.45   18.25  106.45   17.93         0.40    2.42   43.01
     LSBI  LSB Bancorp of Lafayette IN            11.72   83.52    8.91   83.52   12.40         0.32    2.13   25.00
     LVSB  Lakeview SB of Paterson NJ              8.98   98.80    9.83  128.66   14.96         0.25    1.27   11.36
     LARK  Landmark Bancshares of KS              16.22   89.44   15.38   89.44   18.60         0.40    2.62   42.55
     LARL  Laurel Capital Group of PA              8.92  111.56   11.91  111.56    9.24         0.44    2.89   25.73
     LSBX  Lawrence Savings Bank of MA*            7.13   96.53    7.30   96.53    7.04         0.00    0.00    0.00
     LFCT  Leader Fin. Corp of Memphis TN(8)      10.64  167.25   13.43  167.25   10.89         0.72    1.67   17.82
     LFED  Leeds FSB, MHC of MD (35.3)            17.14  105.69   17.29  105.69   17.14         0.64    4.79     NM
     LXMO  Lexington B&L Fin. Corp. of MO         15.73   68.33   20.10   68.33   15.98         0.00    0.00    0.00
     LBCI  Liberty Bancorp of Chicago IL          16.21   91.58    8.72   91.83   16.21         0.60    2.55   41.38
     LIFB  Life Bancorp of Norfolk VA             15.87   95.79   12.19   99.44   15.18         0.44    3.12   49.44
     LFBI  Little Falls Bancorp of NJ               NM    71.73   10.92   78.01     NM          0.10    0.98   55.56
     LOGN  Logansport Fin. Corp. of IN            16.45   80.70   21.60   80.70   16.67         0.40    3.20   52.63
     LONF  London Financial Corp. of OH             NM    70.90   14.79   70.90     NM          0.00    0.00    0.00
     LISB  Long Island Bancorp of NY              15.76  139.49   14.91  139.49   16.86         0.40    1.38   21.74

     RP FINANCIAL, LC.
     _________________________________________
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia 22209
     (703) 528-1700
                                  (continued)
                     Weekly Thrift Market Line - Part Two
                          Prices As Of July 19, 1996


                                                                  Key Financial Ratios                         Asset Quality Ratios
                                                 __________________________________________________________   _____________________
                                                          Tang.
                                                                     Reported Earnings     Core Earnings
                                                 Equity/ Equity/  ______________________  _______________     NPAs   Resvs/  Resvs/
     Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)   ROA(5)  ROE(5)    Assets   NPAs    Loans
     _____________________                       _______ _______ _______ _______ _______  _______ _______   _______ _______ _______
                                                    (%)     (%)     (%)     (%)     (%)      (%)     (%)       (%)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     _______________________________________
     MAFB  MAF Bancorp of IL                       5.54     5.54    0.88   15.21   13.09     0.90   15.65      0.46  104.05    0.63
     MBLF  MBLA Financial Corp. of MO(8)          14.54    14.54    0.70    4.81    4.55     0.70    4.81      0.33   83.20    0.51
     MFBC  MFB Corp. of Mishawaka IN              19.32    19.32    0.69    3.40    4.71     0.68    3.35       NA      NA     0.24
     MLFB  MLF Bancorp of Villanova PA             7.95     7.75    0.70    8.06    7.59     0.62    7.15      0.59  125.65    1.64
     MSBB  MSB Bancorp of Middletown NY*           9.69     9.52    0.53    5.65    4.74     0.57    6.05       NA      NA     0.57
     MSBF  MSB Financial Corp. of MI              22.64    22.64    1.93    7.88    9.00     1.76    7.21      0.60  100.59    0.69
     MGNL  Magna Bancorp of MS                     9.77     9.18    1.76   18.10    8.80     1.66   17.10      4.18   16.96    1.01
     MARN  Marion Capital Holdings of IN          23.99    23.99    1.40    5.77    6.15     1.40    5.77      0.93  120.08    1.42
     MFCX  Marshalltown Fin. Corp. of IA(8)       15.33    15.33    0.33    2.14    1.86     0.33    2.14       NA      NA     0.20
     MFSL  Maryland Fed. Bancorp of MD             8.22     8.08    0.75    9.08    9.43     0.65    7.94      0.48   83.49    0.46
     MASB  MassBank Corp. of Reading MA*          10.16    10.16    1.04   10.42    9.46     1.02   10.20      0.33   87.49    1.00
     MFLR  Mayflower Co-Op. Bank of MA*            9.58     9.37    0.88    8.50    7.43     0.83    8.01      1.23   76.96    1.50
     MECH  Mechanics SB of Hartford CT*            9.49     9.49   -1.54  -16.23  -18.47     0.00    0.00      5.43   32.22    2.19
     MDBK  Medford Savings Bank of MA*             8.88     8.06    1.02   11.63   10.00     1.00   11.41      0.55  135.58    1.38
     MERI  Meritrust FSB of Thibodaux LA           7.44     7.44    1.01   13.99    9.25     1.01   13.99      0.22  143.29    0.64
     MWBX  Metro West of MA*                       7.47     7.47    1.25   17.15   10.59     1.25   17.15      2.43   38.37    1.37
     MSEA  Metropolitan Bancorp of WA(8)           6.54     5.92    0.71   10.67    8.30     0.77   11.51       NA      NA     1.81
     MCBS  Mid Continent Bancshares of KS         12.53    12.50    1.37    9.90    9.72     1.16    8.37      0.21   59.97    0.25
     MIFC  Mid Iowa Financial Corp. of IA          9.03     9.01    0.83    8.92    8.56     0.80    8.59      0.15  142.62    0.44
     MCBN  Mid-Coast Bancorp of ME                 9.06     9.06    0.56    6.32    6.96     0.51    5.80      1.10   36.89    0.51
     MIDC  Midconn Bank of Kensington CT*          9.45     7.88    0.34    3.56    3.61     0.32    3.45      2.04   24.62    0.72
     MWBI  Midwest Bancshares, Inc. of IA          6.94     6.94    0.99   14.20   14.55     0.96   13.86      0.27  175.00    0.85
     MWFD  Midwest Fed. Fin. Corp of WI            9.34     8.92    1.19   12.30    8.00     0.96    9.88      0.26  294.77    1.06
     MFFC  Milton Fed. Fin. Corp. of OH           19.98    19.98    1.13    4.93    6.45     1.05    4.56      0.40   54.24    0.35
     MIVI  Miss. View Hold. Co. of MN             18.86    18.86    1.32    6.75    8.26     1.25    6.40      0.14  888.89    2.07
     MBSP  Mitchell Bancorp of NC*                38.73    38.73    0.81    2.09    2.82     0.78    2.02      1.41   23.59    0.41
     MBBC  Monterey Bay Bancorp of CA             14.98    14.80    0.19    1.27    1.55     0.23    1.55      0.60   71.38    0.60
     MORG  Morgan Financial Corp. of CO           14.66    14.66    0.97    6.43    6.53     0.93    6.18      0.28   60.61    0.24
     MFSB  Mutual Bancompany of MO(8)             11.70    11.70    0.20    1.83    1.62     0.23    2.10       NA      NA      NA
     MSBK  Mutual SB, FSB of Bay City MI           5.46     5.46    0.01    0.21    0.35    -0.09   -1.71      0.11  215.12    0.83
     NHTB  NH Thrift Bancshares of NH              7.69     7.69    0.57    7.35    8.30     0.59    7.70      1.39   56.18    0.96
     NHSL  NHS Financial, Inc. of CA(8)            8.43     8.42    0.17    1.97    1.77     0.16    1.86      2.05   57.88    1.36
     NSLB  NS&L Bancorp of Neosho MO              23.49    23.49    0.93    4.27    4.82     0.87    3.98      0.18   40.95    0.15
     NMSB  Newmil Bancorp. of CT*                 11.14    11.14    2.04   19.29   19.60     2.03   19.16      2.88   61.88    3.42
     NFSL  Newnan SB, FSB of Newnan GA            11.58    11.50    1.85   17.54   10.50     1.62   15.29      0.67  128.82    1.07
     NASB  North American SB of MO                 7.35     7.05    1.33   18.45   12.60     1.27   17.61      3.36   26.33    1.05
     NBSI  North Bancshares of Chicago IL         17.34    17.34    0.57    3.03    3.54     0.52    2.75       NA      NA     0.31
     FFFD  North Central Bancshares of IA         28.87    28.87    1.48    7.67    6.05     1.39    7.19      0.13  743.80    1.18
     NEBC  Northeast Bancorp of ME*                7.56     6.36    0.61    8.16    8.64     0.47    6.27       NA      NA     1.48
     NEIB  Northeast Indiana Bncrp of IN          20.34    20.34    1.10    5.50    5.78     1.10    5.50      0.25  272.13    0.74
     NSBK  Northside SB of Bronx NY(8)*            7.74     7.67    1.14   15.51    9.44     0.98   13.39       NA      NA     1.00
     NWEQ  Northwest Equity Corp. of WI           13.73    13.73    1.08    6.99    8.19     1.03    6.67      0.92   54.33    0.61
     NWSB  Northwest SB, MHC of PA(29.9)          10.67    10.54    1.05    9.37    6.64     1.05    9.37      0.98   70.63    0.94
     NSSY  Norwalk Savings Society of CT*          7.98     7.98    0.75    8.92    7.48     0.64    7.63      3.01   27.48    1.20
     NSSB  Norwich Financial Corp. of CT*         10.58     9.54    0.84    7.50    6.88     0.84    7.50      1.92  113.80    3.44
     NTMG  Nutmeg FS&LA of CT                      5.98     5.98    0.63   10.78   10.48     0.38    6.52       NA      NA     0.56
     OHSL  OHSL Financial Corp. of OH             12.42    12.42    0.96    7.50    7.85     0.93    7.30      0.26   97.54    0.36
     OSBF  OSB Fin. Corp. of Oshkosh WI           12.59    12.59    0.17    1.33    1.62     0.30    2.31      0.14  258.58    0.56
     OCFC  Ocean Fin. Corp. of NJ                 18.75    18.75    0.90    4.82    6.47     0.92    4.93      0.97   59.78    0.97
     OFCP  Ottawa Financial Corp. of MI           10.92     8.75    0.92    4.93    4.47     0.92    4.93      0.38   95.16    0.45
     PFFB  PFF Bancorp of Pomona CA               14.39    14.23    0.10    1.37    0.94     0.10    1.37      2.29   42.84    1.23
     PVFC  PVF Capital Corp. of OH                 6.71     6.71    1.13   17.84   11.30     0.99   15.71       NA      NA      NA
     PCCI  Pacific Crest Capital of CA*            7.90     7.90    1.09   20.44   11.11     0.88   16.48      2.76   41.11    1.82
     PALM  Palfed, Inc. of Aiken SC                8.45     8.04    0.66    8.56    6.63     0.56    7.20      4.14   31.72    1.69
     PSSB  Palm Springs SB of CA(8)                6.09     6.09    0.62   10.84    7.78     0.33    5.78      4.09   15.83    0.75
     PBCI  Pamrapo Bancorp, Inc. of NJ            15.50    15.35    1.42    9.06    8.37     1.42    9.06      3.05   24.34    1.26



                                                            Pricing Ratios                      Dividend Data(6)
                                                _________________________________________      _______________________
                                                                        Price/  Price/        Ind.   Divi-
                                                Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
     Financial Institution                     Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
     _____________________                     _______ _______ _______ _______ _______      _______ _______ _______
                                                  (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     _______________________________________
     MAFB  MAF Bancorp of IL                      7.64  113.58    6.29  113.58    7.42         0.32    1.35   10.29
     MBLF  MBLA Financial Corp. of MO(8)         22.00  106.43   15.47  106.43   22.00         0.40    1.82   40.00
     MFBC  MFB Corp. of Mishawaka IN             21.21   71.21   13.76   71.21   21.54         0.24    1.71   36.36
     MLFB  MLF Bancorp of Villanova PA           13.17  109.08    8.67  111.87   14.85         0.76    3.10   40.86
     MSBB  MSB Bancorp of Middletown NY*         21.08  112.69   10.92  114.68   19.66         0.60    3.43   72.29
     MSBF  MSB Financial Corp. of MI             11.11   90.14   20.41   90.14   12.14         0.50    2.94   32.68
     MGNL  Magna Bancorp of MS                   11.36  193.16   18.87  205.64   12.03         1.20    3.43   38.96
     MARN  Marion Capital Holdings of IN         16.26   93.11   22.34   93.11   16.26         0.80    4.00   65.04
     MFCX  Marshalltown Fin. Corp. of IA(8)        NM   114.00   17.47  114.00     NM          0.00    0.00    0.00
     MFSL  Maryland Fed. Bancorp of MD           10.61   96.35    7.92   97.99   12.13         0.64    2.23   23.62
     MASB  MassBank Corp. of Reading MA*         10.57  107.33   10.90  107.33   10.80         0.96    2.80   29.63
     MFLR  Mayflower Co-Op. Bank of MA*          13.46  112.72   10.80  115.23   14.29         0.40    2.86   38.46
     MECH  Mechanics SB of Hartford CT*            NM    87.87    8.34   87.87     NM          0.00    0.00     NM
     MDBK  Medford Savings Bank of MA*           10.00  111.75    9.93  123.21   10.19         0.68    3.16   31.63
     MERI  Meritrust FSB of Thibodaux LA         10.81  143.15   10.65  143.15   10.81         0.60    1.92   20.76
     MWBX  Metro West of MA*                      9.44  150.58   11.25  150.58    9.44         0.10    2.58   24.39
     MSEA  Metropolitan Bancorp of WA(8)         12.05  122.17    7.99  134.97   11.17         0.00    0.00    0.00
     MCBS  Mid Continent Bancshares of KS        10.29  101.81   12.75  101.98   12.16         0.40    2.22   22.86
     MIFC  Mid Iowa Financial Corp. of IA        11.68   99.36    8.97   99.52   12.14         0.08    1.29   15.09
     MCBN  Mid-Coast Bancorp of ME               14.38   88.89    8.05   88.89   15.67         0.50    2.62   37.59
     MIDC  Midconn Bank of Kensington CT*          NM    97.90    9.25  117.47     NM          0.60    3.38     NM
     MWBI  Midwest Bancshares, Inc. of IA         6.87   95.94    6.65   95.94    7.04         0.52    2.04   14.02
     MWFD  Midwest Fed. Fin. Corp of WI          12.50  149.51   13.97  156.57   15.56         0.30    1.97   24.59
     MFFC  Milton Fed. Fin. Corp. of OH          15.51   82.16   16.42   82.16   16.78         0.52    4.24   65.82
     MIVI  Miss. View Hold. Co. of MN            12.11   83.45   15.74   83.45   12.78         0.16    1.39   16.84
     MBSP  Mitchell Bancorp of NC*                 NM    74.06   28.68   74.06     NM          0.00    0.00    0.00
     MBBC  Monterey Bay Bancorp of CA              NM    83.06   12.44   84.08     NM          0.10    0.86   55.56
     MORG  Morgan Financial Corp. of CO          15.31   97.15   14.24   97.15   15.91         0.24    1.96   30.00
     MFSB  Mutual Bancompany of MO(8)              NM   112.12   13.12  112.12     NM          0.00    0.00    0.00
     MSBK  Mutual SB, FSB of Bay City MI           NM    62.57    3.41   62.57     NM          0.00    0.00    0.00
     NHTB  NH Thrift Bancshares of NH            12.05   87.03    6.69   87.03   11.49         0.50    5.00   60.24
     NHSL  NHS Financial, Inc. of CA(8)            NM   109.92    9.27  110.14     NM          0.16    1.49     NM
     NSLB  NS&L Bancorp of Neosho MO             20.76   78.43   18.42   78.43   22.27         0.50    4.08     NM
     NMSB  Newmil Bancorp. of CT*                 5.10   96.53   10.75   96.53    5.14         0.20    2.67   13.61
     NFSL  Newnan SB, FSB of Newnan GA            9.52  155.52   18.01  156.62   10.93         0.44    2.20   20.95
     NASB  North American SB of MO                7.94  138.48   10.17  144.27    8.32         0.63    2.12   16.84
     NBSI  North Bancshares of Chicago IL          NM    90.13   15.63   90.13     NM          0.40    2.62   74.07
     FFFD  North Central Bancshares of IA        16.54   78.35   22.62   78.35   17.62         0.25    2.33   38.46
     NEBC  Northeast Bancorp of ME*              11.57   91.11    6.89  108.41   15.06         0.32    2.56   29.63
     NEIB  Northeast Indiana Bncrp of IN         17.31   87.07   17.71   87.07   17.31         0.30    2.48   42.86
     NSBK  Northside SB of Bronx NY(8)*          10.59  155.51   12.03  157.00   12.27         1.00    2.53   26.81
     NWEQ  Northwest Equity Corp. of WI          12.21   86.85   11.93   86.85   12.80         0.36    3.43   41.86
     NWSB  Northwest SB, MHC of PA(29.9)         15.07  136.31   14.55  138.02   15.07         0.30    2.73   41.10
     NSSY  Norwalk Savings Society of CT*        13.36  116.50    9.30  116.50   15.63         0.00    0.00    0.00
     NSSB  Norwich Financial Corp. of CT*        14.54  106.11   11.22  117.57   14.54         0.40    2.81   40.82
     NTMG  Nutmeg FS&LA of CT                     9.54  100.69    6.03  100.69   15.76         0.00    0.00    0.00
     OHSL  OHSL Financial Corp. of OH            12.75   93.53   11.62   93.53   13.09         0.76    3.90   49.67
     OSBF  OSB Fin. Corp. of Oshkosh WI            NM    83.93   10.57   83.93     NM          0.64    2.72     NM
     OCFC  Ocean Fin. Corp. of NJ                15.45   74.43   13.96   74.43   15.09         0.00    0.00    0.00
     OFCP  Ottawa Financial Corp. of MI          22.39  108.04   11.80  134.78   22.39         0.32    1.99   44.44
     PFFB  PFF Bancorp of Pomona CA                NM    72.89   10.49   73.75     NM          0.00    0.00    0.00
     PVFC  PVF Capital Corp. of OH                8.85  145.24    9.74  145.24   10.05         0.00    0.00    0.00
     PCCI  Pacific Crest Capital of CA*           9.00  109.27    8.64  109.27   11.16         0.00    0.00    0.00
     PALM  Palfed, Inc. of Aiken SC              15.09  122.60   10.36  128.85   17.93         0.08    0.65    9.76
     PSSB  Palm Springs SB of CA(8)              12.85  132.98    8.10  132.98   24.12         0.12    0.87   11.21
     PBCI  Pamrapo Bancorp, Inc. of NJ           11.95  110.40   17.11  111.44   11.95         0.90    4.74   56.60

     RP FINANCIAL, LC.
     _________________________________________
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia 22209
     (703) 528-1700
                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part Two
                          Prices As Of July 19, 1996

                                                                  Key Financial Ratios                         Asset Quality Ratios
                                                 __________________________________________________________    ____________________
                                                         Tang.       Reported Earnings    Core Earnings
                                                 Equity/ Equity/  ______________________ _______________      NPAs   Resvs/  Resvs/
     Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)  ROA(5)  ROE(5)     Assets   NPAs    Loans
     _____________________                       _______ _______ _______ _______ _______ _______ _______    _______ _______ _______
                                                    (%)     (%)     (%)     (%)     (%)     (%)     (%)        (%)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     _______________________________________
     PVSA  Parkvale Financial Corp of PA           7.42     7.39    1.05   14.79   11.21    0.98   13.82        NA      NA     2.19
     PBIX  Patriot Bank Corp. of PA               17.29    17.29    0.56    3.99    3.20    0.57    4.08       0.23  243.20    0.88
     PEEK  Peekskill Fin. Corp. of NY             30.67    30.67    1.06    4.96    3.88    1.11    5.19       0.83   31.67    1.32
     PFSB  PennFed Fin. Services of NJ             8.97     7.11    0.73    7.10    8.52    0.79    7.70       0.96   26.31    0.44
     PWBC  PennFirst Bancorp of PA                 7.85     7.15    0.61    7.47    7.14    0.60    7.40       0.64   63.45    1.45
     PWBK  Pennwood SB of PA*                     18.92    18.92    0.66    3.51    5.70    0.97    5.12       3.50   35.57    2.18
     PBKB  People's SB of Brockton MA*             4.93     4.67    0.73   12.13    8.00    0.53    8.69       1.27   76.25    1.93
     PFDC  Peoples Bancorp of Auburn IN           15.26    15.26    1.45    9.62    8.72    1.44    9.56       0.33   97.48    0.41
     PBCT  Peoples Bank, MHC of CT(32.3)*          8.00     8.00    1.11   14.66    9.05    0.89   11.81       1.37   73.39    1.66
     PHBK  Peoples Heritage Fin Grp of ME*         8.38     7.20    1.21   14.20   10.94    1.19   14.00       1.14  127.88    2.00
     PBNB  Peoples Sav. Fin. Corp. of CT*         10.81    10.00    0.85    7.91    8.28    0.89    8.26       0.44   86.77    0.64
     PERM  Permanent Bancorp of IN                10.48    10.34    0.34    2.98    3.72    0.34    2.93       1.75   32.22    1.07
     PMFI  Perpetual Midwest Fin. of IA            9.64     9.64    0.41    4.10    4.23    0.41    4.10       0.53  136.14    0.93
     PCBC  Perry Co. Fin. Corp. of MO             20.86    20.86    1.00    5.36    5.42    1.00    5.36       0.04   31.25    0.10
     PHFC  Pittsburgh Home Fin. of PA             16.43    16.43    0.65    3.98    5.50    0.65    3.98       1.53   34.96    0.93
     PFSL  Pocahnts Fed, MHC of AR (46.4)          5.95     5.95    0.56    9.43    8.48    0.58    9.66       0.26  146.44    1.14
     POBS  Portsmouth Bank Shrs Inc of NH(8)*     25.06    25.06    2.29    9.01    8.15    1.93    7.56       0.21  122.90    0.83
     PKPS  Poughkeepsie SB of NY                   8.50     8.50    1.94   24.70   25.26    2.56   32.53       2.68   36.80    1.34
     PRBC  Prestige Bancorp of PA                 14.72    14.72    0.39    2.62    4.05    0.39    2.62       0.38   82.47    0.47
     PETE  Primary Bank of NH*                     6.34     6.31   -0.04   -0.64   -0.66   -0.04   -0.56       1.81   47.18    1.48
     PSAB  Prime Bancorp, Inc. of PA               9.44     8.83    1.02   10.92    8.76    0.91    9.70        NA      NA     0.97
     PFNC  Progress Financial Corp. of PA          5.52     5.48    0.86   19.19   13.24    0.67   14.93       1.33   44.33    0.94
     PSBK  Progressive Bank, Inc. of NY*           8.86     8.86    0.98   10.51    9.50    1.01   10.82       1.09   97.07    1.52
     PROV  Provident Fin. Holdings of CA          13.90    13.90    0.15    1.10    1.74    0.43    3.07       2.22   40.31    0.99
     PULB  Pulaski SB, MHC of MO (29.0)           12.63    12.63    0.84    6.93    5.59    0.79    6.55       0.67   37.37    0.31
     PULS  Pulse Bancorp of S. River NJ           11.89    11.89    1.17   10.07    7.72    1.18   10.14        NA      NA     1.84
     QCFB  QCF Bancorp of Virginia MN             21.81    21.81    1.52    7.75    8.61    1.52    7.75        NA      NA      NA
     QCBC  Quaker City Bancorp of CA               9.88     9.82    0.50    4.91    6.46    0.48    4.74       2.31   57.33    1.54
     QCSB  Queens County SB of NY*                16.98    16.98    1.72    9.78    7.17    1.77   10.10       0.75  120.88    1.09
     RCSB  RCSB Financial, Inc. of NY*             7.30     7.05    0.93   10.94   11.42    0.93   10.87       0.78   85.48    1.30
     RARB  Raritan Bancorp. of Raritan NJ*         7.24     7.06    0.81   10.82    9.19    0.80   10.65       0.48  155.58    1.32
     REDF  RedFed Bancorp of Redlands CA           5.63     5.63   -0.47   -8.41  -12.11   -0.45   -8.09       4.50   31.29    1.76
     RELY  Reliance Bancorp of NY                  8.86     5.98    0.88    6.79    7.12    0.85    6.49        NA      NA     0.55
     RELI  Reliance Bancshares Inc of WI*         56.23    56.23    1.47    2.62    3.52    1.47    2.62        NA      NA     0.49
     RFED  Roosevelt Fin. Grp. Inc. of MO          4.86     4.59    0.63   13.98    8.12    0.85   18.94       0.85   27.42    0.54
     RVSB  Rvrview SB,FSB MHC of WA(40.3)         11.02     9.75    1.30   11.97    8.42    1.17   10.78       0.26  119.16    0.51
     SCCB  S. Carolina Comm. Bnshrs of SC         28.46    28.46    1.36    4.54    5.16    1.36    4.54        NA      NA     0.89
     SBFL  SB Fing. Lakes MHC of NY(33.0)         11.52    11.52   -0.54   -4.46   -3.20   -0.20   -1.63       1.68   29.38    1.02
     SFED  SFS Bancorp of Schenectady NY          14.05    14.05    0.63    4.91    5.86    0.63    4.91       0.71   52.95    0.59
     SGVB  SGV Bancorp of W. Covina CA             9.78     9.78    0.11    1.12    1.55    0.11    1.12       1.84   13.07    0.31
     SISB  SIS Bank of Sprinfield MA*              7.42     7.42    1.26   17.35   12.90    1.28   17.65       1.11  116.01    2.54
     SJSB  SJS Bancorp of St. Joseph MI           11.67    11.67    0.63    5.03    4.24    0.61    4.91       0.29  144.27    0.67
     SWCB  Sandwich Co-Op. Bank of MA*             8.60     8.03    0.85   10.27    9.60    0.79    9.63       1.34   64.69    1.31
     SFBM  Security Bancorp of MT                  8.93     7.68    0.69    7.99    8.44    0.51    5.94       0.14  235.42    0.71
     SECP  Security Capital Corp. of WI           16.88    16.88    0.89    5.11    5.00    0.92    5.28       0.12  964.94    1.53
     SFSL  Security First Corp. of OH              8.71     8.47    1.18   13.57   10.91    1.23   14.21       0.44  208.07    1.02
     SHFC  Seven Hills Fin. Corp. of OH(8)        21.21    21.21    0.36    1.69    1.71    0.34    1.58       0.22   51.02    0.14
     SMFC  Sho-Me Fin. Corp. of MO                11.98    11.98    0.83    6.18    6.65    0.82    6.12        NA      NA     0.75
     SOBI  Sobieski Bancorp of S. Bend IN         18.49    18.49    0.42    2.27    3.32    0.42    2.27        NA      NA     0.41
     SOSA  Somerset Savings Bank of MA(8)*         5.46     5.46    0.32    6.25    6.17    0.32    6.25       9.10   14.87    1.74
     SMBC  Southern Missouri Bncrp of MO          16.40    16.40    0.88    5.01    5.52    0.82    4.69       0.97   39.01    0.66
     SWBI  Southwest Bancshares of IL             12.00    12.00    1.19    8.95    8.62    1.19    8.91       0.13  160.59    0.30
     SVRN  Sovereign Bancorp of PA                 4.07     2.63    0.70   16.67   11.02    0.63   15.04        NA      NA     0.60
     STFR  St. Francis Cap. Corp. of WI           10.43     9.96    1.30   11.85   10.49    0.89    8.08       0.04  906.03    0.76
     SPBC  St. Paul Bancorp, Inc. of IL            9.24     9.21    0.88    9.69    8.39    0.86    9.44       0.49  175.47    1.21
     STND  Standard Fin. of Chicago IL            12.31    12.30    0.87    6.21    6.59    0.79    5.61        NA      NA     0.48


                                                            Pricing Ratios                      Dividend Data(6)
                                                _________________________________________      _______________________
                                                                        Price/  Price/        Ind.   Divi-
                                                Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
     Financial Institution                     Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
     _____________________                     _______ _______ _______ _______ _______      _______ _______ _______
                                                  (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     _______________________________________
     PVSA  Parkvale Financial Corp of PA          8.92  123.25    9.15  123.84    9.55         0.52    2.01   17.93
     PBIX  Patriot Bank Corp. of PA                NM    84.81   14.66   84.81     NM          0.32    2.44     NM
     PEEK  Peekskill Fin. Corp. of NY              NM    78.19   23.98   78.19   24.63         0.36    3.18     NM
     PFSB  PennFed Fin. Services of NJ           11.74   85.73    7.69  108.24   10.84         0.00    0.00    0.00
     PWBC  PennFirst Bancorp of PA               14.00  104.71    8.22  114.94   14.14         0.36    2.57   36.00
     PWBK  Pennwood SB of PA*                    17.54   61.50   11.64   61.50   12.00         0.00    0.00    0.00
     PBKB  People's SB of Brockton MA*           12.50  117.53    5.80  124.16   17.45         0.28    3.03   37.84
     PFDC  Peoples Bancorp of Auburn IN          11.47  107.20   16.36  107.20   11.54         0.56    2.87   32.94
     PBCT  Peoples Bank, MHC of CT(32.3)*        11.05  148.73   11.89  148.73   13.73         0.80    3.81   42.11
     PHBK  Peoples Heritage Fin Grp of ME*        9.14  120.44   10.09  140.01    9.27         0.68    3.48   31.78
     PBNB  Peoples Sav. Fin. Corp. of CT*        12.08   94.81   10.25  102.50   11.57         0.92    4.23   51.11
     PERM  Permanent Bancorp of IN                 NM    81.64    8.56   82.74     NM          0.30    1.89   50.85
     PMFI  Perpetual Midwest Fin. of IA          23.63   96.53    9.30   96.53   23.63         0.30    1.74   41.10
     PCBC  Perry Co. Fin. Corp. of MO            18.47   86.25   17.99   86.25   18.47         0.30    1.85   34.09
     PHFC  Pittsburgh Home Fin. of PA            18.17   72.24   11.87   72.24   18.17         0.00    0.00    0.00
     PFSL  Pocahnts Fed, MHC of AR (46.4)        11.79  106.30    6.32  106.30   11.51         0.80    5.52   65.04
     POBS  Portsmouth Bank Shrs Inc of NH(8)*    12.26  111.30   27.89  111.30   14.61         0.60    4.62   56.60
     PKPS  Poughkeepsie SB of NY                  3.96   85.59    7.27   85.59    3.01         0.10    2.05    8.13
     PRBC  Prestige Bancorp of PA                24.68   64.62    9.51   64.62   24.68         0.00    0.00    0.00
     PETE  Primary Bank of NH*                     NM    95.53    6.06   95.91     NM          0.00    0.00     NM
     PSAB  Prime Bancorp, Inc. of PA             11.41  119.05   11.24  127.30   12.85         0.68    3.70   42.24
     PFNC  Progress Financial Corp. of PA         7.56  118.83    6.56  119.77    9.71         0.08    1.31    9.88
     PSBK  Progressive Bank, Inc. of NY*         10.53  108.70    9.63  108.70   10.23         0.80    2.78   29.30
     PROV  Provident Fin. Holdings of CA           NM    63.66    8.85   63.66   20.74         0.00    0.00    0.00
     PULB  Pulaski SB, MHC of MO (29.0)          17.89  120.70   15.24  120.70   18.93         0.80    6.13     NM
     PULS  Pulse Bancorp of S. River NJ          12.96  127.31   15.13  127.31   12.86         0.70    3.97   51.47
     QCFB  QCF Bancorp of Virginia MN            11.62   83.49   18.21   83.49   11.62         0.00    0.00    0.00
     QCBC  Quaker City Bancorp of CA             15.48   74.58    7.37   75.01   16.05         0.00    0.00    0.00
     QCSB  Queens County SB of NY*               13.94  135.00   22.92  135.00   13.50         1.33    2.81   39.23
     RCSB  RCSB Financial, Inc. of NY*            8.76  102.90    7.51  106.46    8.82         0.48    1.93   16.90
     RARB  Raritan Bancorp. of Raritan NJ*       10.89  120.00    8.69  123.08   11.06         0.60    2.84   30.93
     REDF  RedFed Bancorp of Redlands CA           NM    73.53    4.14   73.53     NM          0.00    0.00     NM
     RELY  Reliance Bancorp of NY                14.04   95.52    8.46  141.59   14.68         0.46    2.88   40.35
     RELI  Reliance Bancshares Inc of WI*          NM    74.59   41.94   74.59     NM          0.00    0.00    0.00
     RFED  Roosevelt Fin. Grp. Inc. of MO        12.31  157.69    7.66  166.87    9.08         0.62    3.73   45.93
     RVSB  Rvrview SB,FSB MHC of WA(40.3)        11.88  134.17   14.78  151.58   13.18         0.22    1.53   18.18
     SCCB  S. Carolina Comm. Bnshrs of SC        19.38   92.26   26.26   92.26   19.38         0.60    3.87   75.00
     SBFL  SB Fing. Lakes MHC of NY(33.0)          NM   142.54   16.43  142.54     NM          0.40    2.46     NM
     SFED  SFS Bancorp of Schenectady NY         17.05   75.66   10.63   75.66   17.05         0.24    1.90   32.43
     SGVB  SGV Bancorp of W. Covina CA             NM    64.91    6.35   64.91     NM          0.00    0.00    0.00
     SISB  SIS Bank of Sprinfield MA*             7.75  120.50    8.94  120.50    7.62         0.00    0.00    0.00
     SJSB  SJS Bancorp of St. Joseph MI          23.58  115.99   13.53  115.99   24.13         0.40    1.93   45.45
     SWCB  Sandwich Co-Op. Bank of MA*           10.42  102.77    8.84  110.01   11.11         1.00    5.00   52.08
     SFBM  Security Bancorp of MT                11.84   92.13    8.22  107.03   15.94         0.64    3.16   37.43
     SECP  Security Capital Corp. of WI          19.98  100.93   17.04  100.93   19.34         0.60    1.00   20.07
     SFSL  Security First Corp. of OH             9.17  118.74   10.34  122.11    8.76         0.44    3.20   29.33
     SHFC  Seven Hills Fin. Corp. of OH(8)         NM   100.61   21.34  100.61     NM          0.36    1.99     NM
     SMFC  Sho-Me Fin. Corp. of MO               15.05   93.61   11.21   93.61   15.19         0.00    0.00    0.00
     SOBI  Sobieski Bancorp of S. Bend IN          NM    69.65   12.88   69.65     NM          0.00    0.00    0.00
     SOSA  Somerset Savings Bank of MA(8)*       16.20   97.01    5.29   97.01   16.20         0.00    0.00    0.00
     SMBC  Southern Missouri Bncrp of MO         18.10   91.63   15.03   91.63   19.34         0.50    3.54   64.10
     SWBI  Southwest Bancshares of IL            11.60  117.62   14.11  117.62   11.65         1.08    3.93   45.57
     SVRN  Sovereign Bancorp of PA                9.07  143.36    5.83  221.38   10.05         0.08    0.78    7.08
     STFR  St. Francis Cap. Corp. of WI           9.54  111.57   11.64  116.83   13.99         0.40    1.55   14.81
     SPBC  St. Paul Bancorp, Inc. of IL          11.92  112.65   10.41  113.03   12.24         0.48    2.06   24.62
     STND  Standard Fin. of Chicago IL           15.17   97.38   11.98   97.44   16.81         0.32    2.05   31.07

     RP FINANCIAL, LC.
     _________________________________________
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia 22209
     (703) 528-1700
                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part Two
                          Prices As Of July 19, 1996


                                                                  Key Financial Ratios                         Asset Quality Ratios
                                                 __________________________________________________________    ____________________

                                                          Tang.     Reported Earnings    Core Earnings
                                                 Equity/ Equity/  ______________________ _______________      NPAs   Resvs/  Resvs/
     Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)  ROA(5)  ROE(5)     Assets   NPAs    Loans
     _____________________                       _______ _______ _______ _______ _______ _______ _______    _______ _______ _______
                                                    (%)     (%)     (%)     (%)     (%)    (%)     (%)        (%)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     _______________________________________
     SFFC  StateFed Financial Corp. of IA         20.11    20.11    1.18    5.80    6.75    1.18    5.80        NA      NA     0.38
     SFIN  Statewide Fin. Corp. of NJ             11.10    11.06    0.52    5.43    4.47    0.64    6.66       1.26   41.78    1.47
     STSA  Sterling Financial Corp. of WA          4.18     3.35    0.33    7.72    6.63    0.32    7.56       0.63   82.62    0.87
     SSBK  Strongsville SB of OH                   8.28     8.10    1.00   11.90    8.70    0.85   10.06        NA      NA     0.29
     SFSB  SuburbFed Fin. Corp. of IL              7.14     7.10    0.51    7.04    8.48    0.44    6.04       0.27   82.72    0.51
     SBCN  Suburban Bancorp. of OH                13.00    13.00    0.40    2.98    3.42    0.57    4.33       0.20  794.18    2.06
     SCSL  Suncoast S&LA of Hollywood FL(8)        2.81     2.80    0.33   11.53   11.95   -0.41  -14.33       0.31   47.77    0.19
     THRD  TF Financial Corp. of PA               14.31    14.31    0.92    5.57    6.57    0.89    5.39       0.35   82.72    0.53
     ROSE  TR Financial Corp. of NY                6.23     6.23    0.86   12.76    9.92    0.68   10.08       0.92   49.56    0.91
     TPNZ  Tappan Zee Fin. Corp. of NY            19.48    19.48    0.80    6.07    4.33    0.74    5.61       1.77   32.15    1.26
     PTRS  The Potters S&L Co. of OH               9.73     9.73    0.54    5.69    7.08    0.53    5.59       2.49   72.71    3.96
     THIR  Third Financial Corp. of OH(8)         18.15    18.15    1.40    7.87    5.98    1.26    7.03       0.23  325.62    0.91
     TSBS  Trenton SB, FSB MHC of NJ(35.0         19.04    18.61    1.81   11.21    8.08    1.20    7.47       0.48   69.57    0.55
     TRIC  Tri-County Bancorp of WY               17.83    17.83    0.94    4.70    5.44    0.91    4.56       0.18  318.32    1.45
     THBC  Troy Hill Bancorp of PA                22.20    22.20    1.40    6.20    7.77    1.27    5.65       2.95   30.03    1.09
     TWIN  Twin City Bancorp of TN                13.76    13.76    1.07    7.77    7.45    0.93    6.74       0.46   39.79    0.26
     UFRM  United FS&LA of Rocky Mount NC          8.28     8.28    0.87   11.37    9.42    0.77    9.97       0.66  178.39    1.90
     UBMT  United SB, FA of MT                    23.53    23.53    1.50    6.68    7.33    1.49    6.63        NA      NA     0.25
     VABF  Va. Beach Fed. Fin. Corp of VA          6.57     6.57    0.23    3.94    4.41    0.01    0.12       1.76   36.50    0.93
     VAFD  Valley FSB of Sheffield AL(8)           8.09     8.09    0.32    4.06    3.52    0.31    3.95       0.79   42.34    0.43
     VFFC  Virginia First Savings of VA            7.72     7.44    1.19   16.32   13.16    0.98   13.45       2.89   31.46    1.01
     WBCI  WFS Bancorp of Wichita KS(8)           11.41    11.40    0.47    4.13    3.76    0.51    4.51        NA      NA     0.72
     WHGB  WHG Bancshares of MD                   20.59    20.59    0.64    5.18    3.25    0.64    5.18       0.35   42.31    0.23
     WSFS  WSFS Financial Corp. of DE*             5.87     5.79    2.17   42.73   27.76    1.29   25.28       3.27   59.85    3.01
     WVFC  WVS Financial Corp. of PA*             15.12    15.12    1.23    8.09    8.05    1.38    9.04       0.45  178.29    1.35
     WLDN  Walden Bancorp of MA*                   9.37     8.02    0.96   10.85    8.43    1.07   12.02        NA      NA     1.84
     WRNB  Warren Bancorp of Peabody MA*           8.95     8.95    1.64   19.67   12.48    1.56   18.79        NA      NA     2.04
     WFSL  Washington FS&LA of Seattle WA         12.14    11.55    1.75   13.73    9.00    1.68   13.15        NA      NA     0.37
     WAMU  Washington Mutual Inc. of WA(8)*        6.23     5.54    0.91   15.07    8.70    0.90   15.01       0.55  117.43    1.03
     WYNE  Wayne Bancorp of NJ                    16.83    16.83    0.56    3.34    4.65    0.68    4.02       1.46   52.15    1.40
     WAYN  Wayne S&L Co., MHC of OH(46.7)          9.20     9.20    0.58    6.36    4.81    0.54    5.96       1.35   26.40    0.43
     WCFB  Webster CityFSB,MHC of IA(45.2         22.28    22.28    1.10    5.00    3.85    1.10    5.00       1.08   37.62    0.74
     WBST  Webster Financial Corp. of CT           5.16     3.92    0.51   10.33    6.70    0.55   11.05       1.45   82.08    1.75
     WEFC  Wells Fin. Corp. of Wells MN           14.95    14.95    0.81    6.24    6.26    0.79    6.07       0.39   70.55    0.32
     WCBI  WestCo Bancorp of IL                   15.65    15.65    1.32    8.47    6.82    1.31    8.41       0.58   49.47    0.41
     WSTR  WesterFed Fin. Corp. of MT             13.28    13.28    0.76    5.73    7.14    0.72    5.38       0.07  468.93    0.55
     WOFC  Western Ohio Fin. Corp. of OH          18.20    17.14    1.10    4.22    5.64    0.83    3.18       0.34   78.86    0.44
     WWFC  Westwood Fin. Corp. of NJ              10.71     9.17    0.73    6.78    9.32    0.73    6.78       0.02  868.42    0.50
     WFCO  Winton Financial Corp. of OH(8)         7.89     7.68    0.93   12.26    8.00    0.76   10.02       0.53   64.84    0.41
     FFWD  Wood Bancorp of OH                     14.59    14.59    1.17    8.14    7.80    1.14    7.88       0.18  192.22    0.46
     WCHI  Workingmens Cap. Hldgs of IN(8)        12.24    12.24    0.91    7.59    5.28    0.90    7.45       0.23   72.95    0.19
     YFCB  Yonkers Fin. Corp. of NY               19.39    19.39    0.89    4.59    6.32    0.98    5.05       1.63   26.77    1.09
     YFED  York Financial Corp. of PA              8.78     8.78    0.98   11.40   10.15    0.85    9.95       2.24   26.68    0.68




                                                              Pricing Ratios                      Dividend Data(6)
                                                _________________________________________      _______________________
                                                                           Price/  Price/        Ind.   Divi-
                                                   Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
                                                  Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
                                                  _______ _______ _______ _______ _______      _______ _______ _______
                                                    (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
    NASDAQ Listed OTC Companies (continued)
    _______________________________________
    SFFC  StateFed Financial Corp. of IA            14.81   84.11   16.92   84.11   14.81         0.40    2.62   38.83
    SFIN  Statewide Fin. Corp. of NJ                22.40   88.85    9.86   89.11   18.26         0.00    0.00    0.00
    STSA  Sterling Financial Corp. of WA            15.08  120.09    5.03  149.78   15.41         0.00    0.00    0.00
    SSBK  Strongsville SB of OH                     11.50  131.03   10.84  133.87   13.60         0.48    2.22   25.53
    SFSB  SuburbFed Fin. Corp. of IL                11.79   80.99    5.79   81.47   13.74         0.32    1.93   22.70
    SBCN  Suburban Bancorp. of OH                     NM    89.54   11.64   89.54   20.13         0.60    3.87     NM
    SCSL  Suncoast S&LA of Hollywood FL(8)           8.36   93.93    2.64   94.36     NM          0.00    0.00    0.00
    THRD  TF Financial Corp. of PA                  15.22   87.10   12.47   87.10   15.73         0.32    2.24   34.04
    ROSE  TR Financial Corp. of NY                  10.08  130.61    8.14  130.61   12.76         0.64    2.34   23.62
    TPNZ  Tappan Zee Fin. Corp. of NY               23.08   86.96   16.93   86.96   25.00         0.20    1.67   38.46
    PTRS  The Potters S&L Co. of OH                 14.13   78.16    7.61   78.16   14.38         0.24    1.48   20.87
    THIR  Third Financial Corp. of OH(8)            16.73  127.14   23.07  127.14   18.71         0.68    2.15   35.98
    TSBS  Trenton SB, FSB MHC of NJ(35.0            12.38  117.33   22.34  120.04   18.57         0.35    2.69   33.33
    TRIC  Tri-County Bancorp of WY                  18.37   86.75   15.47   86.75   18.95         0.50    2.78   51.02
    THBC  Troy Hill Bancorp of PA                   12.86   78.42   17.41   78.42   14.11         0.40    3.05   39.22
    TWIN  Twin City Bancorp of TN                   13.43  103.50   14.25  103.50   15.48         0.64    3.94   52.89
    UFRM  United FS&LA of Rocky Mount NC            10.62  113.80    9.42  113.80   12.11         0.20    2.58   27.40
    UBMT  United SB, FA of MT                       13.64   89.46   21.05   89.46   13.74         0.88    4.89   66.67
    VABF  Va. Beach Fed. Fin. Corp of VA            22.66   87.56    5.76   87.56     NM          0.16    2.21   50.00
    VAFD  Valley FSB of Sheffield AL(8)               NM   118.59    9.59  118.59     NM          0.60    1.94   55.05
    VFFC  Virginia First Savings of VA               7.60  114.56    8.85  118.92    9.22         0.10    0.89    6.76
    WBCI  WFS Bancorp of Wichita KS(8)                NM   107.12   12.22  107.17   24.33         0.40    1.75   46.51
    WHGB  WHG Bancshares of MD                        NM    77.89   16.04   77.89     NM          0.00    0.00    0.00
    WSFS  WSFS Financial Corp. of DE*                3.60  132.05    7.75  133.85    6.09         0.00    0.00    0.00
    WVFC  WVS Financial Corp. of PA*                12.42   96.75   14.63   96.75   11.13         0.40    1.98   24.54
    WLDN  Walden Bancorp of MA*                     11.87  104.28    9.77  121.91   10.71         0.64    3.41   40.51
    WRNB  Warren Bancorp of Peabody MA*              8.01  146.37   13.10  146.37    8.39         0.44    3.52   28.21
    WFSL  Washington FS&LA of Seattle WA            11.12  149.15   18.10  156.79   11.60         0.92    4.36   48.42
    WAMU  Washington Mutual Inc. of WA(8)*          11.50  155.82    9.71  175.22   11.54         0.92    3.05   35.11
    WYNE  Wayne Bancorp of NJ                       21.52   71.86   12.10   71.86   17.88         0.00    0.00    0.00
    WAYN  Wayne S&L Co., MHC of OH(46.7)            20.79  128.92   11.86  128.92   22.19         0.88    4.46     NM
    WCFB  Webster CityFSB,MHC of IA(45.2              NM   128.39   28.61  128.39     NM          0.80    6.04     NM
    WBST  Webster Financial Corp. of CT             14.94  123.07    6.35  161.90   13.96         0.64    2.14   32.00
    WEFC  Wells Fin. Corp. of Wells MN              15.97   85.82   12.83   85.82   16.43         0.00    0.00    0.00
    WCBI  WestCo Bancorp of IL                      14.67  121.75   19.05  121.75   14.77         0.48    2.18   32.00
    WSTR  WesterFed Fin. Corp. of MT                14.01   78.05   10.36   78.05   14.91         0.34    2.45   34.34
    WOFC  Western Ohio Fin. Corp. of OH             17.73   77.41   14.09   82.21   23.49         1.00    5.13     NM
    WWFC  Westwood Fin. Corp. of NJ                 10.73   72.69    7.78   84.89   10.73         0.00    0.00    0.00
    WFCO  Winton Financial Corp. of OH(8)           12.50  124.76    9.84  128.21   15.29         0.42    3.23   40.38
    FFWD  Wood Bancorp of OH                        12.82  101.42   14.80  101.42   13.25         0.36    1.80   23.08
    WCHI  Workingmens Cap. Hldgs of IN(8)           18.93  139.18   17.04  139.18   19.29         0.36    1.78   33.64
    YFCB  Yonkers Fin. Corp. of NY                  15.83   72.69   14.10   72.69   14.39         0.00    0.00    0.00
    YFED  York Financial Corp. of PA                 9.85  106.77    9.38  106.77   11.28         0.60    3.69   36.36


                                   EXHIBIT 2

                             Core Earnings Analysis

RP FINANCIAL, LC.
- ----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia   22209
(703) 528-1700

                            Core Earnings Analysis
                        Comparable Institution Analysis
                  For the Twelve Months Ended March 31, 1996


                                                                                                Estimated
                                           Net Income      Less: Net   Tax Effect  Less: Extd  Core Income              Estimated
                                           to Common      Gains (Loss)    @34%      Items      to Common      Shares     Core EPS
                                           ---------------------------------------------------------------------------------------
                                           ($000)         ($000)         ($000)    ($000)       ($000)       ($000)         ($)

Comparable Group
- ----------------
CBCI     Calumet Bancorp of Chicago IL         6,076            -49         17          0       6,044          2,668         2.27
FFYF     FFY Financial Corp. of OH             6,941            347       -118          0       7,170          5,193         1.38
FBCI     Fidelity Bancorp of Chicago IL        3,009           -271         92          0       2,830          2,931         0.97
FMBD     First Mutual Bancorp of IL            2,661           -150         51          0       2,562          4,352         0.59
HMNF     HMN Financial, Inc. of MN             5,843           -933        317          0       5,227          5,180         1.01
HBFW     Home Bancorp of Fort Wayne IN         2,658             -2          1          0       2,657          3,094         0.86
LARK     Landmark Bancshares of KS             1,835           -370        126          0       1,591          1,951         0.82
MFBC     MFB Corp. of Mishawaka IN             1,300            -21          7          0       1,286          1,974         0.65
MFFC     Milton Fed.  Fin. Corp. of OH         1,808           -186         63          0       1,685          2,301         0.73
SWBI     Southwest Bancshares of IL            4,256            -47         16          0       4,225          1,794         2.36
WEFC     Wells, Fin. Corp. of Wells MN         1,573            -79         27          0       1,521          2,188         0.70


Source: Audited and unaudited financial statements, corporate reports and offering circulars,and RP Financial, Inc. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright  (c)  1995 by RP Financial, LC.

                                   EXHIBIT 3


                           Pro Forma Analysis Sheet

     RP Financial, LC.
     _________________________________________
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700
                                             Exhibit 3
                                 PRO FORMA ANALYSIS SHEET -- PAGE 1
                                       Home Federal of Elgin
                                     Prices as of July 19, 1996



                                                  Comparable       All IL         All SAIF
                                                  Companies       Companies       Companies
                                                 _____________   _____________   _____________
     Price Multiple:        Symbol   Subject(1)  Mean   Median   Mean   Median   Mean   Median
     ______________         ______   __________  _____  ______   _____  ______   _____  ______

     Price-earnings ratio   = P/E     20.57x    16.03x  15.97x  14.41x  15.17x  14.22x  14.00x
     Price-core earnings    = P/CORE  17.18x    16.69x  16.85x  15.87x  16.29x  15.09x  15.07x
     Price-book ratio       = P/B     64.48%    90.03%  87.53%  90.86%  90.13% 102.41%  98.00%
     Price-tng book ratio   = P/TB    64.48%    90.06%  87.53%  91.64%  90.13% 105.61% 100.23%
     Price-assets ratio     = P/A     15.34%    15.20%  14.59%  12.45%  10.88%  12.88%  11.62%

     Valuation Parameters
     ____________________
     Pre-Conv Earnings (Y)        $  1,552,000    Est ESOP Borrowings (E)    $ 4,240,000

     Pre-Conv Book Value (B)      $ 37,184,000    Cost of ESOP Borrowings (S)       0.00% (4)

     Pre-Conv Assets (A)        $  300,397,000    Amort of ESOP Borrowings (T)         7 Years

     Reinvestment Rate(2) (R)            3.67%    Recognition Plans Amount (M)$ 2,120,000

     Est Conversion Exp(3) (X)       1,631,000    Recognition Plans Expense (N)$   424,000

     Proceeds Not Reinvested (Z)   $ 6,360,000

     Calculation of Pro Forma Value After Conversion
     _______________________________________________
     1.    V = P/E (Y-R(X+Z)-ES-(1-TAX)E/T-(1-TAX)N))            V = $ 52,958,489
               _________________________________________________
                1-(P/E)R

     2.    V = P/B (B-X-E-M)                                      V = $52,994,500
               _______________________
                1-P/B

     3.    V = P/A (A-X-M-E)                                     V = $ 52,982,613
               ______________________
                1-P/A

                                         Total      Price          Total
     Conclusion                         Shares    Per Share        Value
     __________                        ________   _________       ________
     Appraised Value                    5,300,000   $10.00      $ 53,000,000

     RANGE:
     ______

     - Minimum                          4,505,000   $10.00      $ 45,050,000
     - Maximum                          6,095,000   $10.00      $ 60,950,000
     - Superrange                       7,009,250   $10.00      $ 70,092,500


     (1) Pricing ratios shown reflect the midpoint appraised value.
     (2) Net return assumes a reinvestment rate of 6.03 percent, and a tax rate of 39.20 percent.
     (3) Conversion expenses reflect estimated expenses as presented in offering document.
     (4) Assumes a borrowings cost of 0.00 percent and a tax rate of 39.20 percent.

     RP Financial, Inc.
     _________________________________________
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700
                                             Exhibit 3
                                 PRO FORMA ANALYSIS SHEET -- PAGE 2
                                       Home Federal of Elgin
                                     Prices as of July 19, 1996

                                             Mean Pricing            Median Pricing
                                           _________________        _________________
 Valuation Approach              Subject     Peers    (Disc)          Peers    (Disc)
 __________________              _______   _______   _______        _______   _______
 P/E    Price-earnings            20.57x    16.03x    28.34%         15.97x    28.81%

 P/CORE Price-core earnings       17.18x    16.69x     2.91%         16.85x     1.97%

 P/B    Price-book                64.48%    90.03%   -28.38%         87.53%   -26.33%

 P/TB   Price-tang. book          64.48%    90.06%   -28.40%         87.53%   -26.33%

 P/A    Price-assets              15.34%    15.20%     0.98%         14.59%     5.16%



 Average Premium (Discount)                           -4.91%                   -3.34%

                                   EXHIBIT 4

                    Pro Forma Effect of Conversion Proceeds

     RP Financial, LC.
     _________________________________________
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700
                                             Exhibit 4
                              PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                       Home Federal of Elgin
                                    At the Minimum of the Range




     1.  Conversion Proceeds
         Pro-forma market value ------------------------------ $ 45,050,000
             Less: Estimated offering expenses ---------------    1,521,000
                                                                ___________

         Net Conversion Proceeds ----------------------------- $ 43,529,000




     2.  Estimated Additional Income from Conversion Proceeds

         Net Conversion Proceeds ----------------------------- $ 43,529,000
             Less: Held in Non-Earning Assets(5)(1) ----------    5,406,000
                                                                ___________

         Net Proceeds Reinvested ----------------------------- $ 38,123,000
         Estimated net incremental rate of return ------------         3.67 %
                                                                ___________

         Earnings Increase ----------------------------------- $  1,397,681
             Less: Estimated cost of ESOP borrowings(1) ------            0
             Less: Amortization of ESOP borrowings(2) --------      313,033
             Less: Recognition Plans Expense(4)---------------      219,123
                                                                ___________

         Net Earnings Increase ------------------------------- $    865,524


     3.  Pro-Forma Earnings (rounded)

         Period                                  Before Conversion  After Conversion
         ______                                  _________________  ________________

         12 Months ended June 30, 1996           $ 1,552,000        $ 2,417,524
         12 Months ended June 30, 1996 (Core)    $ 2,061,000        $ 2,926,524

     4.  Pro-Forma Net Worth (rounded)

         Date                       Before Conversion  Conversion Proceeds After Conversion
         ____                       _________________  ___________________ _______________

         June 30, 1996             $ 37,184,000       $ 38,123,000 (3)(4)    $ 75,307,000

     5.  Pro-Forma Net Assets (rounded)

         Date                       Before Conversion  Conversion Proceeds  After Conversion
         ____                       _________________  ___________________  ________________

         June 30, 1996              $  300,397,000     $   38,123,000      $  338,520,000

     NOTE: Shares for calculating per share amounts:   4,505,000
     (1) Estimated ESOP borrowings of $  3,604,000 with an after-tax cost of  0.00 percent, assuming a borrowing cost of  0.00 percent and a tax rate of 39.20 percent.
         ESOP financed by holding company - excluded from reinvestment and total assets.
     (2) ESOP borrowings are amortized over  7 years, amortization is tax-effected.
     (3) ESOP borrowings of $ 3,604,000 are omitted from net worth.
     (4) $1,802,000 purchased by the Recognition Plans with an estimated pre-tax expense of $  360,400 and a tax rate of 39.20 percent.
     (5) Stock purchased by Recognition Plans does not generate reinvestment income.

     RP Financial, LC.
     _________________________________________
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700
                                             Exhibit 4
                              PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                       Home Federal of Elgin
                                    At the Midpoint of the Range




     1.  Conversion Proceeds
         Pro-forma market value ------------------------------ $ 53,000,000
             Less: Estimated offering expenses ---------------    1,631,000
                                                                ___________

         Net Conversion Proceeds ----------------------------- $ 51,369,000




     2.  Estimated Additional Income from Conversion Proceeds

         Net Conversion Proceeds ----------------------------- $ 51,369,000
             Less: Held in Non-Earning Assets(5)(1) ----------    6,360,000
                                                                ___________

         Net Proceeds Reinvested ----------------------------- $ 45,009,000
         Estimated net incremental rate of return ------------         3.67 %
                                                                ___________

         Earnings Increase ----------------------------------- $  1,650,138
             Less: Estimated cost of ESOP borrowings(1) ------            0
             Less: Amortization of ESOP borrowings(2) --------      368,274
             Less: Recognition Plans Expense(4)---------------      257,792
                                                                ___________

         Net Earnings Increase ------------------------------- $  1,024,072


     3.  Pro-Forma Earnings (rounded)

         Period                                  Before Conversion  After Conversion
         ______                                  _________________  ________________

         12 Months ended June 30, 1996           $ 1,552,000        $ 2,576,072
         12 Months ended June 30, 1996 (Core)    $ 2,061,000        $ 3,085,072

     4.  Pro-Forma Net Worth (rounded)

         Date                       Before Conversion  Conversion Proceeds After Conversion
         ____                       _________________  ___________________ _______________

         June 30, 1996             $ 37,184,000       $ 45,009,000 (3)(4)    $ 82,193,000

     5.  Pro-Forma Net Assets (rounded)

         Date                       Before Conversion  Conversion Proceeds  After Conversion
         ____                       _________________  ___________________  ________________

         June 30, 1996              $  300,397,000     $   45,009,000      $  345,406,000

     NOTE: Shares for calculating per share amounts:   5,300,000
     (1) Estimated ESOP borrowings of $  4,240,000 with an after-tax cost of  0.00 percent, assuming a borrowing cost of  0.00 percent and a tax rate of 39.20 percent.
         ESOP financed by holding company - excluded from reinvestment and total assets.
     (2) ESOP borrowings are amortized over  7 years, amortization is tax-effected.
     (3) ESOP borrowings of $ 4,240,000 are omitted from net worth.
     (4) $2,120,000 purchased by the Recognition Plans with an estimated pre-tax expense of $  424,000 and a tax rate of 39.20 percent.
     (5) Stock purchased by Recognition Plans does not generate reinvestment income.

     RP Financial, LC.
     _________________________________________
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700
                                             Exhibit 4
                              PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                       Home Federal of Elgin
                                    At the Maximum of the Range




     1.  Conversion Proceeds
         Pro-forma market value ------------------------------ $ 60,950,000
             Less: Estimated offering expenses ---------------    1,741,000
                                                                ___________

         Net Conversion Proceeds ----------------------------- $ 59,209,000




     2.  Estimated Additional Income from Conversion Proceeds

         Net Conversion Proceeds ----------------------------- $ 59,209,000
             Less: Held in Non-Earning Assets(5)(1) ----------    7,314,000
                                                                ___________

         Net Proceeds Reinvested ----------------------------- $ 51,895,000
         Estimated net incremental rate of return ------------         3.67 %
                                                                ___________

         Earnings Increase ----------------------------------- $  1,902,595
             Less: Estimated cost of ESOP borrowings(1) ------            0
             Less: Amortization of ESOP borrowings(2) --------      423,515
             Less: Recognition Plans Expense(4)---------------      296,461
                                                                ___________

         Net Earnings Increase ------------------------------- $  1,182,619


     3.  Pro-Forma Earnings (rounded)

         Period                                  Before Conversion  After Conversion
         ______                                  _________________  ________________

         12 Months ended June 30, 1996           $ 1,552,000        $ 2,734,619
         12 Months ended June 30, 1996 (Core)    $ 2,061,000        $ 3,243,619

     4.  Pro-Forma Net Worth (rounded)

         Date                       Before Conversion  Conversion Proceeds After Conversion
         ____                       _________________  ___________________ _______________

         June 30, 1996             $ 37,184,000       $ 51,895,000 (3)(4)    $ 89,079,000

     5.  Pro-Forma Net Assets (rounded)

         Date                       Before Conversion  Conversion Proceeds  After Conversion
         ____                       _________________  ___________________  ________________

         June 30, 1996              $  300,397,000     $   51,895,000      $  352,292,000

     NOTE: Shares for calculating per share amounts:   6,095,000
     (1) Estimated ESOP borrowings of $  4,876,000 with an after-tax cost of  0.00 percent, assuming a borrowing cost of  0.00 percent and a tax rate of 39.20 percent.
         ESOP financed by holding company - excluded from reinvestment and total assets.
     (2) ESOP borrowings are amortized over  7 years, amortization is tax-effected.
     (3) ESOP borrowings of $ 4,876,000 are omitted from net worth.
     (4) $2,438,000 purchased by the Recognition Plans with an estimated pre-tax expense of $  487,600 and a tax rate of 39.20 percent.
     (5) Stock purchased by Recognition Plans does not generate reinvestment income.

     RP Financial, LC.
     _________________________________________
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700
                                             Exhibit 4
                              PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                       Home Federal of Elgin
                                     At the Superrange Maximum




     1.  Conversion Proceeds
         Pro-forma market value ------------------------------ $ 70,092,500
             Less: Estimated offering expenses ---------------    1,867,000
                                                                ___________

         Net Conversion Proceeds ----------------------------- $ 68,225,500




     2.  Estimated Additional Income from Conversion Proceeds

         Net Conversion Proceeds ----------------------------- $ 68,225,500
             Less: Held in Non-Earning Assets(5)(1) ----------    8,411,100
                                                                ___________

         Net Proceeds Reinvested ----------------------------- $ 59,814,400
         Estimated net incremental rate of return ------------         3.67 %
                                                                ___________

         Earnings Increase ----------------------------------- $  2,192,939
             Less: Estimated cost of ESOP borrowings(1) ------            0
             Less: Amortization of ESOP borrowings(2) --------      487,043
             Less: Recognition Plans Expense(4)---------------      340,930
                                                                ___________

         Net Earnings Increase ------------------------------- $  1,364,967


     3.  Pro-Forma Earnings (rounded)

         Period                                  Before Conversion  After Conversion
         ______                                  _________________  ________________

         12 Months ended June 30, 1996           $ 1,552,000        $ 2,916,967
         12 Months ended June 30, 1996 (Core)    $ 2,061,000        $ 3,425,967

     4.  Pro-Forma Net Worth (rounded)

         Date                       Before Conversion  Conversion Proceeds After Conversion
         ____                       _________________  ___________________ _______________

         June 30, 1996             $ 37,184,000       $ 59,814,400 (3)(4)    $ 96,998,400

     5.  Pro-Forma Net Assets (rounded)

         Date                       Before Conversion  Conversion Proceeds  After Conversion
         ____                       _________________  ___________________  ________________

         June 30, 1996              $  300,397,000     $   59,814,400      $  360,211,400

     NOTE: Shares for calculating per share amounts:   7,009,250
     (1) Estimated ESOP borrowings of $  5,607,400 with an after-tax cost of  0.00 percent, assuming a borrowing cost of  0.00 percent and a tax rate of 39.20 percent.
         ESOP financed by holding company - excluded from reinvestment and total assets.
     (2) ESOP borrowings are amortized over  7 years, amortization is tax-effected.
     (3) ESOP borrowings of $ 5,607,400 are omitted from net worth.
     (4) $2,803,700 purchased by the Recognition Plans with an estimated pre-tax expense of $  560,740 and a tax rate of 39.20 percent.
     (5) Stock purchased by Recognition Plans does not generate reinvestment income.

                                   EXHIBIT 5

                         Firm Qualifications Statement

                                                    FIRM QUALIFICATION STATEMENT

RP Financial provides financial and management consulting and valuation services to the financial services industry nationwide, with special emphasis on federally-insured financial institutions. RP Financial establishes long-term client relationships through its wide array of services, emphasis on quality and timeliness, hands-on involvement by our principals and senior consulting staff, and careful structuring of strategic plans and transactions. RP Financial's staff draws from backgrounds in financial institution consulting, regulatory agencies and investment banking, thereby providing our clients with considerable resources.

STRATEGIC AND CAPITAL PLANNING

RP Financial's strategic and capital planning services are designed to provide effective workable plans with quantifiable results. Through a program referred to as SAFE, Strategic Alternatives Financial Evaluations, RP Financial analyzes strategic actions which will enhance shareholder value or otherwise achieve desired results. Our planning services involve conducting situation analyses and establishing mission statements, strategic goals and objectives, with overall emphasis on enhancement of franchise value, capital management and planning, earnings improvement and operational issues. Our planning services include the development of strategies in the following areas: capital formation and management, interest rate risk management, development of investment and liquidity portfolio targets, development of loan and servicing portfolio targets and development of funding composition targets. Our proprietary financial simulation model provides the basis for evaluating the financial impact of alternative strategies as well as assessing the feasibility and compatibility of such strategies with regulations and accounting guidelines.

MERGER AND ACQUISITION SERVICES

RP Financial's merger and acquisition (M&A) services include targeting candidates and potential acquirors, assessing acquisition merit, conducting detailed due diligence, negotiating and structuring transactions, preparing merger business plans and financial simulations, rendering fairness opinions and assisting in implementing post-acquisition strategies. Through our financial simulations, in-house data bases of public and non-public banks and savings institutions, valuation expertise and regulatory and accounting knowledge, RP Financial's M&A consulting focuses on structuring transactions to enhance shareholder returns.

VALUATION SERVICES

RP Financial's extensive valuation practice includes valuations for a variety of purposes including mergers and acquisitions, mutual-to-stock conversions, ESOPs, subsidiary and related industry companies, mark-to-market transactions, loan and servicing portfolios, non-traded securities, deposit portfolios and core deposits. Our principals and staff are highly experienced in performing valuation appraisals which conform with regulatory guidelines and appraisal industry standards. RP Financial is the nation's leading valuation firm for mutual-to-stock conversions of thrift institutions.

OTHER CONSULTING SERVICES AND DATA BASES

RP Financial offers a variety of other services including branching strategies, feasibility studies and special research studies, which are complemented by our quantitative and computer skills. RP Financial's consulting services are aided by its in-house data base resources for commercial banks and savings institutions and proprietary valuation and financial simulation models.

RP Financial's Key Personnel (Years of Relevant Experience)

  Ronald S. Riggins, Managing Director (16)

  William E. Pommerening, Managing Director (11)

  Gregory E. Dunn, Senior Vice President (15)

  James P. Hennessey, Senior Vice President (10)

  James J. Oren, Vice President (9)

  Timothy M. Biddle, Vice President (7)

  Alan P. Carruthers, Senior Consultant-Community Banking (14)